Exhibit 99.4

EVALUATION SUMMARY

ENERGY & EXPLORATION PARTNERS, LLC INTERESTS

LEON AND MADISON COUNTIES, TEXAS

PROVED RESERVES

AS OF JUNE 30, 2013

EVALUATION SUMMARY

ENERGY & EXPLORATION PARTNERS, LLC INTERESTS

LEON AND MADISON COUNTIES, TEXAS

PROVED RESERVES

AS OF JUNE 30, 2013

CAWLEY, GILLESPIE & ASSOCIATES, INC. PETROLEUM CONSULTANTS Texas Registered Engineering Firm F-693

KENNETH J. MUELLER. P. E. 86132 VICE-PRESIDENT

CAWLEY, GILLESPIE & ASSOCIATES, INC.

PETROLEUM CONSULTANTS

13640 BRIARWICK DRIVE, SUITE 100	306 WEST SEVENTH STREET, SUITE 302	1000 LOUISIANA STREET, SUITE 625
AUSTIN, TEXAS 78729-1707	FORT WORTH, TEXAS 76102-4987	HOUSTON, TEXAS 77002-5008
512-249-7000	817- 336-2461	713-651-9944
www.cgaus.com

July 8, 2013

Mr. Hunt Pettit

Energy & Exploration Partners, LLC

Two City Place, Suite 1700

100 Throckmorton Street

Fort Worth, Texas 76102

Re:	Evaluation Summary
Energy & Exploration Partners Interests
Leon and Madison Counties, Texas Proved Reserves
As of June 30, 2013

Dear Mr. Pettit:

As requested, we are submitting this report, completed July 8, 2013, of the estimates of the proved developed producing and proved undeveloped reserves and the forecasts of the resulting economics effective as of June 30, 2013 attributable to the Energy & Exploration Partners, LLC interests in certain producing properties located in Leon and Madison Counties, Texas. We understand that this report may be used for IRS or SEC purposes. This report has been prepared for Energy & Exploration Partners, LLC pursuant to the rules, regulations and guidelines of the Securities and Exchange Commission, Item 1202 (a) (8) of Regulation S-K, for reporting corporate reserves and future net revenue. The results of these evaluations are presented in the accompanying tabulations and are summarized below:

	Total Proved	Proved Developed Producing	Proved Undeveloped
Net Reserves
Oil, Mbbl	1,883.3	279.0	1,604.3
Gas, MMcf	2,761.4	1,124.1	1,637.4
Net Revenue
Oil, M$	167,105.5	24,812.9	142,292.5
Gas, M$	9,795.2	3,287.9	6,507.3
Production Taxes, M$	8,421.5	1,388.0	7,033.5
Ad Valorem Taxes, M$	4,209.4	665.2	3,544.2
Operating Expenses, M$	36,831.1	9,060.1	27,771.1
Investments, M$	51,093.5	0.0	51,093.5
Future Net Cash Flow, M$	76,345.2	16,987.6	59,357.6
10% Discounted Cash Flow, M$	32,929.0	11,965.0	20,964.0

The discounted cash flow value shown above should not be construed to represent an estimate of fair market value by Cawley, Gillespie & Associates, Inc. In accordance with the Securities and Exchange Commission guidelines, the future net cash flow, operating income (BFIT), has been discounted at an annual rate of 10% to determine its “present worth”. The discounted value, “present worth”, is indicative of the time value of money.

Mr. Hunt Pettit

Energy & Exploration Partners, LLC Interests

July 8, 2013

Following this report letter is a Table I – Proved presenting composite reserves estimates and economic forecasts for the proved reserves category. Table I is followed by a Table II – Proved “oneline” summary that presents estimates of ultimate recovery, gross and net reserves, ownership, revenue, expenses, investments, net income and discounted cash flow for the individual properties that make up the corresponding Table I. Following the Table II – Proved, the report is divided into sections based on reserves category: proved develop producing and proved undeveloped. Each section contains Table I – reserves category and Table II – reserves category. Following the Tables II are individual production history and forecast graphs and the individual economics tables for the properties evaluated. The data presented in the tables are explained on page 1 of the Appendix. The methods employed in estimating reserves are described on page 2 of the Appendix.

As to the assumptions, methods and procedures used in connection with the preparation of this report, prices were forecast in accordance with Securities and Exchange Commission rules and guidelines. The prices are determined as an unweighted arithmetic average of the first-day-of-the-month benchmark price for each of the twelve months prior to the effective date June 30, 2013. The 12-month average benchmark Henry Hub spot gas price of $3.46 per MMBtu and 12-month average benchmark WTI Cushing spot oil price of $91.60 per barrel (source: Wall Street Journal) were used. The oil and gas prices were held constant throughout the life of the properties. The prices were adjusted for gravity, quality, heating value, shrinkage, transportation and marketing. For these properties, the resulting oil and gas prices are $88.729 per barrel and $3.547 per MCF, respectively.

For these properties, the proved producing reserves are forecast using the production performance and analogy methods. The proved undeveloped reserves are forecast using the analogy method. An on-site field inspection of the properties has not been performed. The mechanical operation or conditions of the wells and their related facilities have not been examined nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered. The cost of plugging and the salvage value of equipment at abandonment have not been included.

The reserve classifications conform to the definitions and criteria of the Securities and Exchange Commission as defined in pages 3-4 of the Appendix. The reserves and economics are predicated on the regulatory agency classifications, rules, policies, laws, taxes and royalties in effect on the effective date except as noted herein. The possible effects of changes in legislation or other Federal or State restrictive actions which could affect the reserves and economics have not been considered. We are not aware of any legislative changes or restrictive actions that may possibly impact the reserves or economics as presented. Possible environmental liability related to the properties has not been investigated nor considered. The assumptions, data, methods and procedures as described are appropriate for the purpose of this report. All reserve estimates represent our best judgment based on data available at the time of preparation and assumptions as to future economic and regulatory conditions. Due to the inherent uncertainties of reserves estimates, future production rates, commodity prices, costs and expenses, it should be realized that the reserves actually recovered, the revenue received and the actual cost incurred could be more or less than the estimated amounts.

The reserves estimates were based on interpretations of factual data furnished by your office or Energy & Exploration Partners. Oil and gas prices, pricing differentials, expense and cost data, tax values, the subject wells and ownership interests were supplied by you or Energy & Exploration Partners and were accepted as furnished. To some extent, information from public records has been used to check or supplement these data. The basic engineering and geological data were subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data. We have used all methods and procedures that we consider necessary under the circumstances to prepare this report.

Mr. Hunt Pettit

Energy & Exploration Partners, LLC Interests

July 8, 2013

Cawley, Gillespie & Associates, Inc. is independent with respect to Energy & Exploration Partners, LLC as provided in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers. Neither Cawley, Gillespie & Associates, Inc. nor any of its employees has any interest in the subject properties. Neither the employment to make this study nor the compensation is contingent on the results of our work or the future performance of the subject properties. Cawley, Gillespie and Associates, Inc. is a Texas registered engineering firm, F-693, of professional engineers and geologists serving the oil and gas industry for over fifty years.

This report was prepared for the use of Energy & Exploration Partners, LLC. This letter should not be used, circulated or quoted for any other purpose without your express written consent and that of Cawley, Gillespie & Associates, Inc. or except as required by law. Our work papers and related data are available for inspection and review by authorized, interested parties.

Respectively Submitted,

CAWLEY, GILLESPIE & ASSOCIATES, INC.
Texas Registered Engineering Firm F-693

Kenneth J. Mueller, PE 86132
Vice President

Table I - Proved

Composite of Reserve Estimates and Economic Forecasts

Energy & Exploration Partners LLC Interests

Various Counties, Texas

Total Proved Reserves

As of June 30, 2013

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas		Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production		Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF		MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	258.4	273.0		0.0	133.865	134.947	0.000	88.728	3.924	0.000
12-2014	608.2	823.6		0.0	331.448	469.061	0.000	88.752	3.470	0.000
12-2015	445.4	624.9		0.0	222.463	330.129	0.000	88.753	3.440	0.000
12-2016	300.8	408.7		0.0	150.205	214.052	0.000	88.743	3.502	0.000
12-2017	232.0	314.6		0.0	115.666	164.290	0.000	88.738	3.526	0.000

12-2018	191.3	260.2		0.0	95.049	135.937	0.000	88.735	3.537	0.000
12-2019	163.8	224.1		0.0	81.138	117.296	0.000	88.732	3.542	0.000
12-2020	143.8	198.2		0.0	71.053	103.928	0.000	88.731	3.545	0.000
12-2021	128.5	173.6		0.0	63.371	90.076	0.000	88.729	3.579	0.000
12-2022	116.4	158.4		0.0	57.310	82.353	0.000	88.728	3.581	0.000

12-2023	106.6	146.0		0.0	52.394	76.068	0.000	88.727	3.583	0.000
12-2024	98.4	135.7		0.0	48.313	70.821	0.000	88.727	3.585	0.000
12-2025	86.3	113.0		0.0	42.576	59.508	0.000	88.718	3.620	0.000
12-2026	79.6	103.6		0.0	39.072	54.267	0.000	88.715	3.636	0.000
12-2027	74.0	97.5		0.0	36.362	51.321	0.000	88.715	3.630	0.000

S Tot	3,033.6	4,055.3		0.0	1,540.285	2,154.053	0.000	88.739	3.542	0.000
After	643.7	996.9		0.0	343.032	607.372	0.000	88.686	3.566	0.000
Total	3,677.3	5,052.2		0.0	1,883.316	2,761.426	0.000	88.729	3.547	0.000

Cum	345.9	4,140.7
Ult	4,023.2	9,192.9

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas		NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue		Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013	11,877.608	529.528		0.000	0.000	12,407.136	546.370	39.715	0.000	11,821.051
12-2014	29,416.629	1,627.738		0.000	0.000	31,044.363	1,353.165	122.080	0.000	29,569.119
12-2015	19,744.381	1,135.640		0.000	0.000	20,880.020	908.241	85.173	0.000	19,886.604
12-2016	13,329.660	749.537		0.000	0.000	14,079.196	613.164	56.215	0.000	13,409.816
12-2017	10,263.923	579.291		0.000	0.000	10,843.214	472.140	43.447	0.000	10,327.627

12-2018	8,434.149	480.767		0.000	0.000	8,914.918	387.971	36.058	0.000	8,490.888
12-2019	7,199.565	415.442		0.000	0.000	7,615.007	331.180	31.158	0.000	7,252.669
12-2020	6,304.568	368.397		0.000	0.000	6,672.964	290.010	27.630	0.000	6,355.325
12-2021	5,622.860	322.365		0.000	0.000	5,945.225	258.652	24.177	0.000	5,662.395
12-2022	5,085.058	294.900		0.000	0.000	5,379.958	233.913	22.117	0.000	5,123.928

12-2023	4,648.811	272.560		0.000	0.000	4,921.371	213.845	20.442	0.000	4,687.083
12-2024	4,286.673	253.926		0.000	0.000	4,540.599	197.187	19.044	0.000	4,324.368
12-2025	3,777.249	215.423		0.000	0.000	3,992.672	173.753	16.157	0.000	3,802.762
12-2026	3,466.238	197.310		0.000	0.000	3,663.547	159.447	14.798	0.000	3,489.302
12-2027	3,225.837	186.274		0.000	0.000	3,412.111	148.388	13.971	0.000	3,249.752

S Tot	136,683.203	7,629.098		0.000	0.000	144,312.312	6,287.427	572.182	0.000	137,452.688
After	30,422.266	2,166.127		0.000	0.000	32,588.398	1,399.424	162.460	0.000	31,026.510
Total	167,105.469	9,795.225		0.000	0.000	176,900.719	7,686.851	734.642	0.000	168,479.203

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells Gross Net		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013	295.049	16.0	11.27	1,016.617	0.000	34,043.422	35,355.086	-23,534.033	-23,534.033	-23,652.721
12-2014	738.684	20.0	13.53	2,628.123	0.000	17,050.096	20,416.902	9,152.218	-14,381.816	-15,634.530
12-2015	496.825	20.0	13.53	2,158.672	0.000	0.000	2,655.498	17,231.107	2,849.292	-1,328.423
12-2016	334.997	20.0	13.53	1,827.088	0.000	0.000	2,162.086	11,247.732	14,097.024	7,147.676
12-2017	257.995	19.0	13.28	1,652.959	0.000	0.000	1,910.954	8,416.673	22,513.695	12,909.862

12-2018	212.110	19.0	13.28	1,557.061	0.000	0.000	1,769.172	6,721.716	29,235.412	17,091.740
12-2019	181.179	19.0	13.28	1,491.825	0.000	0.000	1,673.004	5,579.665	34,815.074	20,246.760
12-2020	158.763	19.0	13.28	1,444.295	0.000	0.000	1,603.057	4,752.268	39,567.344	22,689.230
12-2021	141.453	18.0	12.28	1,398.061	0.000	0.000	1,539.514	4,122.881	43,690.223	24,615.346
12-2022	128.002	18.0	12.28	1,369.345	0.000	0.000	1,497.347	3,626.581	47,316.805	26,155.434

12-2023	117.090	18.0	12.28	1,346.021	0.000	0.000	1,463.111	3,223.972	50,540.777	27,399.990
12-2024	108.029	18.0	12.28	1,326.669	0.000	0.000	1,434.698	2,889.669	53,430.445	28,414.029
12-2025	95.056	17.0	12.13	1,098.103	0.000	0.000	1,193.159	2,609.602	56,040.047	29,246.471
12-2026	87.233	15.0	10.13	1,030.837	0.000	0.000	1,118.069	2,371.233	58,411.281	29,934.113
12-2027	81.244	15.0	10.13	1,018.233	0.000	0.000	1,099.476	2,150.275	60,561.555	30,501.004

S Tot	3,433.708			22,363.904	0.000	51,093.516	76,891.125	60,561.555	60,561.555	30,501.004
After	775.663			14,467.198	0.000	0.000	15,242.862	15,783.646	76,345.211	32,928.992
Total	4,209.371			36,831.105	0.000	51,093.516	92,133.992	76,345.203	76,345.211	32,928.992

SEC June 30, 2013 Prices			Percent	Cum. Disc.
	Cushing WTI	Henry Hub	5.00	48,627.805
Year	Oil $/STB	Gas $/MMBTU	10.00	32,928.996
2013	91.60	3.46	15.00	22,828.010
Thereafter	Flat	Flat	20.00	15,742.867
Cap	91.60	3.46	25.00	10,468.866
			30.00	6,373.400

6     Months in first year     49.500 Year Life (01/2063)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	07/08/2013	11:08:54
Summary
Cawley, Gillespie & Associates, Inc.

Table II - Proved

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Various Counties, Texas

Total Proved Reserves

As of June 30, 2013

						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc. @ 10.0
OPERATOR
LEASE NAME
Table	Class	Major	Well No.	Start Date	ASN	%		MBBL /MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$
HALLIDAY (WOODBINE) — LEON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
CENTER RANCH A 1H						75.0000 NI	1	40.7	39.3	29.5	2,613.6	129.6	991.1	1,555.0	1,289.5
1	PDP	Oil	1H		1	100.0000 WI	11.7	24.2	23.4	17.6	124.7	62.6	0.0
MADISONVILLE (EAGLE FORD) — MADISON COUNTY, TEXAS
HALCON OPERATING CO
BAKER, CHARLES METAL						18.5750 NI	1	15.3	9.3	1.7	153.3	7.1	92.9	49.6	46.1
2	PDP	Oil	1H		23	25.0000 WI	3.1	2.6	0.0	0.0	0.0	3.7	0.0
MADISONVILLE, W (WOODBINE A) — MADISON COUNTY, TEXAS
ENERVEST OPERATING LLC
GALL 1H						4.3963 NI	1	223.1	210.9	9.3	821.9	39.5	212.7	571.9	397.7
3	PDP	Oil			39	5.4954 WI	23.9	115.0	109.7	4.8	22.3	20.1	0.0
MADISONVILLE (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS
CARTER-LANGHAM, INC.
KEY 2						11.0027 NI	1	16.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4	PDP	Gas	2		2	14.3910 WI	0.0	1,182.6	0.0	0.0	0.0	0.0	0.0
HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
MCVEY UNIT A 2H						77.1972 NI	1	110.3	58.4	45.1	4,014.6	199.8	1,596.8	2,319.8	1,744.0
5	PDP	Oil	2H		9	100.0000 WI	16.4	178.4	129.4	72.3	202.2	100.4	0.0
KURTEN (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
RASCO, G. D. 1						66.4216 NI	1	20.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0
6	PDP	Gas	1		3	100.0000 WI	0.0	654.4	0.0	0.0	0.0	0.0	0.0
RASCO, G. D. & ANNIE 2						81.9042 NI	1	11.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0
7	PDP	Gas	2		4	100.0000 WI	0.0	835.9	0.0	0.0	0.0	0.0	0.0
RASCO, G. D. & ANNIE 3						81.9042 NI	1	15.3	4.1	3.4	301.1	143.2	433.0	1,402.5	581.6
8	PDP	Gas	3		5	100.0000 WI	49.5	1,517.5	770.0	623.1	1,724.7	47.1	0.0
RASCO, G. D. 4						77.5500 NI	1	1.5	0.1	0.1	5.3	9.0	74.4	35.7	29.0
9	PDP	Gas	4		6	100.0000 WI	7.5	207.9	54.5	42.2	116.7	2.8	0.0
HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS
HALCON OPERATING CO INC
SAMANTHA RIZZO OIL & GAS LTD						11.5396 NI	1	230.5	211.2	24.4	2,160.7	110.6	633.6	1,511.0	1,037.8
10	PDP	Oil	2H		31	15.0000 WI	23.2	308.6	279.8	32.3	149.5	55.0	0.0
SAMANTHA RIZZO OIL & GAS LTD						11.5396 NI	1	84.3	72.7	8.4	744.0	40.4	314.5	452.3	373.0
11	PDP	Oil	3H		32	15.0000 WI	11.5	184.0	155.3	17.9	82.9	19.7	0.0
DECKER OPERATING
SHELDON UNIT 1H						10.2112 NI	1	166.3	135.6	13.9	1,228.0	63.3	403.7	820.8	612.5
12	PDP	Oil			30	13.3650 WI	18.7	235.3	193.0	19.7	91.2	31.4	0.0
HILLTOP RESORT (BOSSIER) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
THEISS						80.3405 NI	1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0
13	PDP	Gas	1		7	100.0000 WI	0.0	30.0	0.0	0.0	0.0	0.0	0.0
MADISONVILLE WEST (WOODBINE A) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
THEISS A 1H						80.3388 NI	1	145.3	92.2	74.1	6,599.6	305.7	1,594.6	4,570.0	3,255.8
14	PDP	Oil	1H		10	100.0000 WI	24.0	87.1	68.2	27.7	28.8	158.1	0.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	: 7/8/2013 11:09:44 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Table II - Proved (cont.)

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Various Counties, Texas

Total Proved Reserves

As of June 30, 2013

						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc. @ 10.0
OPERATOR
LEASE NAME
Table	Class	Major	Well No.	Start Date	ASN	%		MBBL /MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$
HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
WC BULLARD A 1H						77.0000 NI	1	188.4	90.0	69.3	6,170.9	339.7	2,712.6	3,699.0	2,598.0
15	PDP	Oil			8	100.0000 WI	19.8	720.4	360.0	266.4	744.8	164.4	0.0
HALLIDAY (WOODBINE) — LEON COUNTY, TEXAS
ENERGY & EXPLORATION
BLAZING SADDLE 1H						59.1670 NI	1	353.1	353.1	208.9	18,522.0	897.0	3,714.8	8,121.4	2,937.1
16	PUD	Oil		10/13	41	78.8894 WI	35.8	218.8	218.8	129.4	599.2	455.6	5,932.5
BUCKAROO 1H						75.1948 NI	1	353.1	353.1	265.5	23,539.5	1,139.9	4,708.9	10,353.2	3,786.8
17	PUD	Oil		09/13	38	100.0000 WI	35.8	218.8	218.8	164.5	761.5	579.0	7,520.0
COW TOWN 1H						75.1948 NI	1	353.1	353.1	265.5	23,539.5	1,139.9	4,708.9	10,353.2	3,756.8
18	PUD	Oil		10/13	40	100.0000 WI	35.8	218.8	218.8	164.5	761.5	579.0	7,520.0
WILD CARD 1H						55.3618 NI	1	353.1	353.1	195.5	17,330.8	839.3	3,475.9	7,599.1	2,726.5
19	PUD	Oil		11/13	42	73.8157 WI	35.8	218.8	218.8	121.1	560.7	426.3	5,550.9
MADISONVILLE, W (WOODBINE) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION
RASCO UNIT 1H						81.2682 NI	1	305.7	305.7	248.4	22,025.9	1,048.6	3,904.3	9,488.3	2,964.3
20	PUD	Oil		07/14	43	100.0000 WI	35.0	125.3	125.3	101.9	471.5	536.2	7,520.0
HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS
DECKER OPERATING
SHELDON UNIT 2H						10.2112 NI	1	281.8	281.8	28.8	2,551.2	130.3	575.0	949.1	304.9
21	PUD	Oil		08/14	33	13.3650 WI	26.5	366.3	366.3	37.4	173.2	64.8	1,005.0
SHELDON UNIT 3H						10.2112 NI	1	281.8	281.8	28.8	2,551.2	130.3	575.0	949.1	302.5
22	PUD	Oil		09/14	34	13.3650 WI	26.5	366.3	366.3	37.4	173.2	64.8	1,005.0
ENERGY & EXPLORATION
WALKER TEXAS RANGER 1H						76.8842 NI	1	296.3	296.3	227.8	20,195.5	1,031.8	3,867.6	8,633.7	2,784.1
23	PUD	Oil		09/13	35	100.0000 WI	34.4	385.2	385.2	296.1	1,370.9	513.4	7,520.0
ENERGY & EXPLORATION PAR
WC BULLARD A 2H						77.0000 NI	1	175.6	175.6	135.2	12,037.0	676.4	2,240.8	2,910.6	1,401.0
24	PUD	Oil		06/14	36	100.0000 WI	10.8	790.6	790.6	585.1	1,635.6	324.9	7,520.0
GRAND TOTAL							24	4,023.2	3,677.3	1,883.3	167,105.5	8,421.5	36,831.1	76,345.2	32,929.0
								9,192.9	5,052.2	2,761.4	9,795.2	4,209.4	51,093.5

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	: 7/8/2013 11:09:44 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Table I - Proved Developed Producing

Composite of Reserve Estimates and Economic Forecasts

Energy & Exploration Partners LLC Interests

Leon and Madison Counties, Texas

Proved Developed Producing Reserves

As of June 30, 2013

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas		Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production		Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF		MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	115.9	173.7		0.0	34.679	64.190	0.000	88.924	3.146	0.000
12-2014	143.0	239.4		0.0	43.258	99.447	0.000	88.929	3.074	0.000
12-2015	97.0	178.6		0.0	29.623	80.510	0.000	88.934	3.023	0.000
12-2016	74.1	147.2		0.0	22.814	69.542	0.000	88.938	2.995	0.000
12-2017	60.0	127.2		0.0	18.592	61.997	0.000	88.943	2.977	0.000

12-2018	51.3	112.9		0.0	15.865	56.312	0.000	88.944	2.965	0.000
12-2019	44.9	102.0		0.0	13.879	51.778	0.000	88.944	2.957	0.000
12-2020	40.1	93.4		0.0	12.361	48.020	0.000	88.945	2.951	0.000
12-2021	36.3	81.5		0.0	11.157	41.129	0.000	88.945	2.963	0.000
12-2022	33.2	75.9		0.0	10.183	38.677	0.000	88.945	2.959	0.000

12-2023	30.6	71.1		0.0	9.374	36.520	0.000	88.946	2.956	0.000
12-2024	28.4	66.9		0.0	8.687	34.593	0.000	88.946	2.954	0.000
12-2025	23.0	57.0		0.0	7.110	31.689	0.000	88.985	2.850	0.000
12-2026	21.2	53.7		0.0	6.501	30.021	0.000	88.992	2.834	0.000
12-2027	19.8	50.7		0.0	6.071	28.553	0.000	88.992	2.832	0.000

S Tot	818.8	1,631.2		0.0	250.152	772.977	0.000	88.941	2.986	0.000
After	105.0	512.2		0.0	28.820	351.078	0.000	88.975	2.790	0.000
Total	923.8	2,143.4		0.0	278.972	1,124.055	0.000	88.944	2.925	0.000
Cum	345.9	4,140.7
Ult	1,269.7	6,284.0

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas		NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue		Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013	3,083.761	201.959		0.000	0.000	3,285.720	141.853	15.147	0.000	3,128.720
12-2014	3,846.922	305.713		0.000	0.000	4,152.635	176.958	22.928	0.000	3,952.748
12-2015	2,634.487	243.358		0.000	0.000	2,877.845	121.186	18.252	0.000	2,738.407
12-2016	2,029.006	208.268		0.000	0.000	2,237.274	93.334	15.620	0.000	2,128.320
12-2017	1,653.615	184.583		0.000	0.000	1,838.197	76.066	13.844	0.000	1,748.287

12-2018	1,411.130	166.984		0.000	0.000	1,578.115	64.912	12.524	0.000	1,500.679
12-2019	1,234.428	153.103		0.000	0.000	1,387.531	56.784	11.483	0.000	1,319.264
12-2020	1,099.422	141.700		0.000	0.000	1,241.121	50.573	10.627	0.000	1,179.920
12-2021	992.399	121.845		0.000	0.000	1,114.245	45.650	9.138	0.000	1,059.456
12-2022	905.687	114.432		0.000	0.000	1,020.119	41.662	8.582	0.000	969.875

12-2023	833.736	107.950		0.000	0.000	941.685	38.352	8.096	0.000	895.237
12-2024	772.642	102.182		0.000	0.000	874.824	35.542	7.664	0.000	831.619
12-2025	632.672	90.300		0.000	0.000	722.972	29.103	6.773	0.000	687.096
12-2026	578.506	85.066		0.000	0.000	663.572	26.611	6.380	0.000	630.581
12-2027	540.247	80.866		0.000	0.000	621.113	24.851	6.065	0.000	590.197

S Tot	22,248.660	2,308.309		0.000	0.000	24,556.971	1,023.438	173.123	0.000	23,360.404
After	2,564.274	979.619		0.000	0.000	3,543.893	117.957	73.471	0.000	3,352.465
Total	24,812.934	3,287.928		0.000	0.000	28,100.863	1,141.395	246.595	0.000	26,712.867

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013	77.740	11.0	6.74	322.708	0.000	0.000	400.449	2,728.271	2,728.271	2,669.355
12-2014	98.274	11.0	6.74	586.594	0.000	0.000	684.868	3,267.881	5,996.151	5,653.737
12-2015	68.120	11.0	6.74	552.148	0.000	0.000	620.268	2,118.138	8,114.290	7,409.770
12-2016	52.960	11.0	6.74	522.645	0.000	0.000	575.605	1,552.715	9,667.005	8,579.301
12-2017	43.511	10.0	6.49	495.368	0.000	0.000	538.880	1,209.407	10,876.412	9,407.145

12-2018	37.355	10.0	6.49	488.205	0.000	0.000	525.560	975.119	11,851.531	10,013.812
12-2019	32.844	10.0	6.49	482.986	0.000	0.000	515.830	803.434	12,654.965	10,468.163
12-2020	29.378	10.0	6.49	479.009	0.000	0.000	508.387	671.534	13,326.499	10,813.368
12-2021	26.380	9.0	5.49	465.950	0.000	0.000	492.330	567.126	13,893.625	11,078.379
12-2022	24.151	9.0	5.49	463.415	0.000	0.000	487.566	482.309	14,375.934	11,283.260

12-2023	22.294	9.0	5.49	461.323	0.000	0.000	483.616	411.621	14,787.555	11,442.215
12-2024	20.710	9.0	5.49	459.565	0.000	0.000	480.275	351.344	15,138.899	11,565.561
12-2025	17.165	8.0	5.34	369.302	0.000	0.000	386.467	300.629	15,439.528	11,661.498
12-2026	15.765	7.0	4.34	356.040	0.000	0.000	371.805	258.776	15,698.304	11,736.576
12-2027	14.755	7.0	4.34	355.179	0.000	0.000	369.934	220.263	15,918.567	11,794.677

S Tot	581.401			6,860.438	0.000	0.000	7,441.839	15,918.567	15,918.567	11,794.677
After	83.812			2,199.613	0.000	0.000	2,283.425	1,069.040	16,987.611	11,964.993
Total	665.213			9,060.050	0.000	0.000	9,725.264	16,987.607	16,987.611	11,964.993

SEC June 30, 2013 Prices			Percent	Cum. Disc.
	Cushing WTI	Henry Hub	5.00	13,896.176
Year	Oil $/STB	Gas $/MMBTU	10.00	11,964.990
2013	91.60	3.46	15.00	10,628.226
Thereafter	Flat	Flat	20.00	9,641.130
Cap	91.60	3.46	25.00	8,878.419
			30.00	8,268.812

6    Months in first year    49.500 Year Life (01/2063)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	07/08/2013	11:09:01
TEXAS REGISTERED ENGINEERING FIRM F-693.
Summary
Cawley, Gillespie & Associates, Inc.

Table II - Proved Developed Producing

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Leon and Madison Counties, Texas

Proved Developed Producing Reserves

As of June 30, 2013

						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc. @ 10.0
OPERATOR
LEASE NAME
Table	Class	Major	Well No.	Start Date	ASN	%		MBBL /MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$
HALLIDAY (WOODBINE) — LEON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
CENTER RANCH A 1H						75.0000 NI	1	40.7	39.3	29.5	2,613.6	129.6	991.1	1,555.0	1,289.5
1	PDP	Oil		1H	1	100.0000 WI	11.7	24.2	23.4	17.6	124.7	62.6	0.0
MADISONVILLE (EAGLE FORD) — MADISON COUNTY, TEXAS
HALCON OPERATING CO
BAKER, CHARLES METAL						18.5750 NI	1	15.3	9.3	1.7	153.3	7.1	92.9	49.6	46.1
2	PDP	Oil		1H	23	25.0000 WI	3.1	2.6	0.0	0.0	0.0	3.7	0.0
MADISONVILLE, W (WOODBINE A) — MADISON COUNTY, TEXAS
ENERVEST OPERATING LLC
GALL 1H						4.3963 NI	1	223.1	210.9	9.3	821.9	39.5	212.7	571.9	397.7
3	PDP	Oil			39	5.4954 WI	23.9	115.0	109.7	4.8	22.3	20.1	0.0
MADISONVILLE (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS
CARTER-LANGHAM, INC.
KEY 2						11.0027 NI	1	16.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4	PDP	Gas		2	2	14.3910 WI	0.0	1,182.6	0.0	0.0	0.0	0.0	0.0
HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
MCVEY UNIT A 2H						77.1972 NI	1	110.3	58.4	45.1	4,014.6	199.8	1,596.8	2,319.8	1,744.0
5	PDP	Oil		2H	9	100.0000 WI	16.4	178.4	129.4	72.3	202.2	100.4	0.0
KURTEN (SUB-CLARKSVILLE) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
RASCO, G. D. 1						66.4216 NI	1	20.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0
6	PDP	Gas		1	3	100.0000 WI	0.0	654.4	0.0	0.0	0.0	0.0	0.0
RASCO, G. D. & ANNIE 2						81.9042 NI	1	11.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0
7	PDP	Gas		2	4	100.0000 WI	0.0	835.9	0.0	0.0	0.0	0.0	0.0
RASCO, G. D. & ANNIE 3						81.9042 NI	1	15.3	4.1	3.4	301.1	143.2	433.0	1,402.5	581.6
8	PDP	Gas		3	5	100.0000 WI	49.5	1,517.5	770.0	623.1	1,724.7	47.1	0.0
RASCO, G. D. 4						77.5500 NI	1	1.5	0.1	0.1	5.3	9.0	74.4	35.7	29.0
9	PDP	Gas		4	6	100.0000 WI	7.5	207.9	54.5	42.2	116.7	2.8	0.0
HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS
HALCON OPERATING CO INC
SAMANTHA RIZZO OIL & GAS LTD						11.5396 NI	1	230.5	211.2	24.4	2,160.7	110.6	633.6	1,511.0	1,037.8
10	PDP	Oil		2H	31	15.0000 WI	23.2	308.6	279.8	32.3	149.5	55.0	0.0
SAMANTHA RIZZO OIL & GAS LTD						11.5396 NI	1	84.3	72.7	8.4	744.0	40.4	314.5	452.3	373.0
11	PDP	Oil		3H	32	15.0000 WI	11.5	184.0	155.3	17.9	82.9	19.7	0.0
DECKER OPERATING
SHELDON UNIT 1H						10.2112 NI	1	166.3	135.6	13.9	1,228.0	63.3	403.7	820.8	612.5
12	PDP	Oil			30	13.3650 WI	18.7	235.3	193.0	19.7	91.2	31.4	0.0
HILLTOP RESORT (BOSSIER) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
THEISS						80.3405 NI	1	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0
13	PDP	Gas		1	7	100.0000 WI	0.0	30.0	0.0	0.0	0.0	0.0	0.0
MADISONVILLE WEST (WOODBINE A) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
THEISS A 1H						80.3388 NI	1	145.3	92.2	74.1	6,599.6	305.7	1,594.6	4,570.0	3,255.8
14	PDP	Oil		1H	10	100.0000 WI	24.0	87.1	68.2	27.7	28.8	158.1	0.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	: 7/8/2013 11:09:44 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.
Cawley, Gillespie & Associates, Inc.

Table II - Proved Developed Producing (cont.)

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Leon and Madison Counties, Texas

Proved Developed Producing Reserves

As of June 30, 2013

						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc. @ 10.0
OPERATOR
LEASE NAME
Table	Class	Major	Well No.	Start Date	ASN	%		MBBL /MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$
HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION PAR
WC BULLARD A 1H						77.0000 NI	1	188.4	90.0	69.3	6,170.9	339.7	2,712.6	3,699.0	2,598.0
15	PDP	Oil			8	100.0000 WI	19.8	720.4	360.0	266.4	744.8	164.4	0.0
GRAND TOTAL							15	1,269.7	923.8	279.0	24,812.9	1,388.0	9,060.1	16,987.6	11,965.0
								6,284.0	2,143.4	1,124.1	3,287.9	665.2	0.0

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	: 7/8/2013 11:09:44 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.
Cawley, Gillespie & Associates, Inc.

Figure 1

Reserve Category : PDP — As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final
Oil - bbls/mo	1,500.	75.1	1.01	7.9	94.	Initial	Final
Gas - mcf/mo	799.	74.3	1.07	4.9	73.	533.	772.

	06/2013 Cumulatives	11.66 Year Life (03/2025) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	1.4	39.3	40.7	75.000 NI	29.478	2,613.558	129.576	991.066	1,554.999	1,289.519
Gas - mmcf	0.7	23.4	24.2	100.000 WI	17.579	124.690	62.608	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
TIME (years)

LOCATION: SEC: BLK: SRV:V
Reservoir : WOODBINE

• ⊕ ✻ -- Annual Averages Perfs: 9114 - 13800 Status:
First Production 01/2012 First Data 01/2012 Last Data 02/2012
07 / 08 / 2013 11 : 14 : 24 21 API: 422893192500

CENTER RANCH A 1H 1H
SEC: BLK: SRV:V
TX 05 OIL 142,030,025792

KJM G:\CGA3216\ARIESW \pdp.out
(DEFAULT) *ASN 1*

Cawley, Gillespie & Associates, Inc.

Table 1

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — CENTER RANCH A 1H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas		Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production		Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF		MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	7.2	3.9		0.0	5.421	2.905	0.000	88.660	7.093	0.000
12-2014	8.2	4.5		0.0	6.172	3.385	0.000	88.660	7.093	0.000
12-2015	5.1	2.9		0.0	3.847	2.180	0.000	88.660	7.093	0.000
12-2016	3.7	2.2		0.0	2.805	1.642	0.000	88.660	7.093	0.000
12-2017	2.9	1.8		0.0	2.210	1.336	0.000	88.660	7.093	0.000

12-2018	2.4	1.5		0.0	1.825	1.139	0.000	88.660	7.093	0.000
12-2019	2.1	1.3		0.0	1.554	1.002	0.000	88.660	7.093	0.000
12-2020	1.8	1.2		0.0	1.354	0.901	0.000	88.660	7.093	0.000
12-2021	1.6	1.1		0.0	1.200	0.824	0.000	88.660	7.093	0.000
12-2022	1.4	1.0		0.0	1.077	0.764	0.000	88.660	7.093	0.000

12-2023	1.3	1.0		0.0	0.977	0.716	0.000	88.660	7.093	0.000
12-2024	1.2	0.9		0.0	0.895	0.677	0.000	88.660	7.093	0.000
12-2025	0.2	0.1		0.0	0.142	0.109	0.000	88.660	7.093	0.000
12-2026
12-2027

S Tot	39.3	23.4		0.0	29.478	17.579	0.000	88.660	7.093	0.000
After	0.0	0.0		0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	39.3	23.4		0.0	29.478	17.579	0.000	88.660	7.093	0.000
Cum	1.4	0.7
Ult	40.7	24.2

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas		NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue		Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013	480.609	20.606		0.000	0.000	501.215	22.108	1.545	0.000	477.562
12-2014	547.179	24.010		0.000	0.000	571.189	25.170	1.801	0.000	544.218
12-2015	341.062	15.461		0.000	0.000	356.523	15.689	1.160	0.000	339.675
12-2016	248.686	11.643		0.000	0.000	260.329	11.440	0.873	0.000	248.017
12-2017	195.948	9.474		0.000	0.000	205.422	9.014	0.711	0.000	195.698

12-2018	161.772	8.077		0.000	0.000	169.849	7.442	0.606	0.000	161.802
12-2019	137.802	7.104		0.000	0.000	144.907	6.339	0.533	0.000	138.035
12-2020	120.051	6.391		0.000	0.000	126.441	5.522	0.479	0.000	120.440
12-2021	106.371	5.847		0.000	0.000	112.218	4.893	0.439	0.000	106.886
12-2022	95.503	5.421		0.000	0.000	100.924	4.393	0.407	0.000	96.124

12-2023	86.660	5.079		0.000	0.000	91.739	3.986	0.381	0.000	87.372
12-2024	79.323	4.800		0.000	0.000	84.123	3.649	0.360	0.000	80.114
12-2025	12.592	0.777		0.000	0.000	13.369	0.579	0.058	0.000	12.731
12-2026
12-2027

S Tot	2,613.558	124.690		0.000	0.000	2,738.248	120.224	9.352	0.000	2,608.673
After	0.000	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	2,613.558	124.690		0.000	0.000	2,738.248	120.224	9.352	0.000	2,608.673

(21)	(22)	(23) (24)		(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013	11.461	1.0	1.00	70.255	0.000	0.000	81.716	395.846	395.846	387.407
12-2014	13.061	1.0	1.00	109.232	0.000	0.000	122.293	421.924	817.770	773.194
12-2015	8.152	1.0	1.00	93.680	0.000	0.000	101.832	237.843	1,055.613	970.565
12-2016	5.952	1.0	1.00	86.727	0.000	0.000	92.679	155.337	1,210.950	1,087.669
12-2017	4.697	1.0	1.00	82.771	0.000	0.000	87.468	108.230	1,319.181	1,161.818

12-2018	3.883	1.0	1.00	80.218	0.000	0.000	84.101	77.701	1,396.881	1,210.205
12-2019	3.313	1.0	1.00	78.437	0.000	0.000	81.750	56.285	1,453.167	1,242.070
12-2020	2.891	1.0	1.00	77.125	0.000	0.000	80.016	40.424	1,493.590	1,262.877
12-2021	2.565	1.0	1.00	76.121	0.000	0.000	78.687	28.200	1,521.790	1,276.077
12-2022	2.307	1.0	1.00	75.329	0.000	0.000	77.636	18.488	1,540.278	1,283.950

12-2023	2.097	1.0	1.00	74.690	0.000	0.000	76.787	10.584	1,550.862	1,288.054
12-2024	1.923	1.0	1.00	74.164	0.000	0.000	76.087	4.027	1,554.889	1,289.483
12-2025	0.306	1.0	1.00	12.316	0.000	0.000	12.622	0.110	1,554.999	1,289.519
12-2026
12-2027

S Tot	62.608			991.066	0.000	0.000	1,053.674	1,554.999	1,554.999	1,289.519
After	0.000			0.000	0.000	0.000	0.000	0.000	1,554.999	1,289.519
Total	62.608			991.066	0.000	0.000	1,053.674	1,554.999	1,554.999	1,289.519

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	1,406.024
Oil Rate	1,500.	94.	bbls/mo	75.1%	1.01	7.9%	5,842.	5,842.	$/w/mo	Expense	100.0000	100.0000	10.00	1,289.519
Gas Rate	799.	72.	Mcf/mo	74.3%	1.07	4.9%							15.00	1,196.095
GOR	532.	771.	scf/bbl							Revenue			20.00	1,119.565
NGL Rate	0.	0.	bbls/mo							Oil	75.0000	75.0000	25.00	1,055.719
NGL Yield	0.0	0.0	bbl/MMcf							Gas	75.0000	75.0000	30.00	1,001.615

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%										LOCATION: SEC: BLK: SRV:V
Gas Severance	7.5	7.5	%
NGL Severance	7.5	7.5	%
Ad Valorem	2.4		%

6 Months in first year 11.667 Year Life (03/2025)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 1	DEFAULT 07/08/2013	11:08:56
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PDP
Table 1
Cawley, Gillespie & Associates, Inc.

Figure 2

HALCON OPERATING CO -- BAKER, CHARLES M ETAL 1H

MADISONVILLE (EAGLE FORD) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		06/2013 Cumulatives	3.08 Year Life (07/2016) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M\$	Prod. Tax Adv.Tax M\$	Expenses Investments M\$	FutureNet CashFlow M\$	CashFlow Disc.@10.0% M\$
Oil - bbls/mo	473.	59.1	1.35	18.7	156.	Initial	Final	Oil - mbbls	6.0	9.3	15.3	18.575 NI	1.729	153.288	7.051	92.949	49.632	46.089
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.	0.	Gas - mmcf	2.6	0.0	2.6	25.000 WI	0.000	0.000	3.656	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
100.
10.
1.
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
TIME (years)

LOCATION: JONES A C A-299
Reservoir : EAGLE FORD

• ⊛ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 01/2012 First Data 01/2012 Last Data 05/2013
07 / 08 / 2013 11 : 14 : 24 21 API 4231330946

Cawley, Gillespie & Associates, Inc.

BAKER, CHARLES M ETAL 1H
JONES A C A-299
TX 03 OIL 142,030,P54365

KJM G:\CGA3216\ARIESW \pdp.out
(DEFAULT) *ASN 23*

Table 2

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

HALCON OPERATING CO — BAKER, CHARLES M ETAL 1H

MADISONVILLE (EAGLE FORD) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End	Gross Oil Production	Gross Gas Production		Gross NGL Production	Net Oil Production	Net Gas Sales	Net NGL Production	Avg Oil Price	Avg Gas Price	Avg NGL Price
Mo-Year	MBBLS	MMCF		MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	2.4	0.0		0.0	0.454	0.000	0.000	88.660	0.000	0.000
12-2014	3.3	0.0		0.0	0.618	0.000	0.000	88.660	0.000	0.000
12-2015	2.4	0.0		0.0	0.443	0.000	0.000	88.660	0.000	0.000
12-2016	1.2	0.0		0.0	0.214	0.000	0.000	88.660	0.000	0.000
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	9.3	0.0		0.0	1.729	0.000	0.000	88.660	0.000	0.000
After	0.0	0.0		0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	9.3	0.0		0.0	1.729	0.000	0.000	88.660	0.000	0.000

Cum	6.0	2.6
Ult	15.3	2.6

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas		NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue		Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013	40.295	0.000		0.000	0.000	40.295	1.854	0.000	0.000	38.442
12-2014	54.765	0.000		0.000	0.000	54.765	2.519	0.000	0.000	52.246
12-2015	39.256	0.000		0.000	0.000	39.256	1.806	0.000	0.000	37.450
12-2016	18.971	0.000		0.000	0.000	18.971	0.873	0.000	0.000	18.098
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026

12-2027

S Tot	153.288	0.000		0.000	0.000	153.288	7.051	0.000	0.000	146.237
After	0.000	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	153.288	0.000		0.000	0.000	153.288	7.051	0.000	0.000	146.237

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013	0.961	1.0	0.25	16.295	0.000	0.000	17.256	21.186	21.186	20.734
12-2014	1.306	1.0	0.25	30.545	0.000	0.000	31.852	20.395	41.581	39.420
12-2015	0.936	1.0	0.25	29.318	0.000	0.000	30.254	7.196	48.777	45.427
12-2016	0.452	1.0	0.25	16.791	0.000	0.000	17.244	0.855	49.632	46.089
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	3.656			92.949	0.000	0.000	96.605	49.632	49.632	46.089
After	0.000			0.000	0.000	0.000	0.000	0.000	49.632	46.089
Total	3.656			92.949	0.000	0.000	96.605	49.632	49.632	46.089

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	47.763
Oil Rate	472.	156.	bbls/mo	59.2%	1.35	18.7%	0.	0.	$/w/mo	Expense	25.0000	25.0000	10.00	46.089
Gas Rate	0.	0.	Mcf/mo	0.0%	0.00	0.0%	8,737.	8,737.	$/mo
GOR	0.	0.	scf/bbl							Revenue			15.00	44.582
NGL Rate	0.	0.	bbls/mo							Oil	18.5750	18.5750	20.00	43.216
NGL Yield	0.0	0.0	bbl/MMcf							Gas	18.5750	18.5750	25.00	41.974
Gas Shrinkage	0.0	0.0	%										30.00	40.838

Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%										LOCATION: JONES A C A-299
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

										6 Months in first year			3.083 Year Life (07/2016)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 23	DEFAULT	07/08/2013	11:08:56
TEXAS REGISTERED ENGINEERING FIRM F-693.
				OIL	PDP
				Table	2

Cawley, Gillespie & Associates, Inc.

Figure 3

ENERVEST OPERATING LLC -- GALL 1H

MADISONVILLE, W (WOODBINE A) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			06/2013 Cumulatives	23.91 Year Life (06/2037) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	5,296.	74.9	1.25	7.1	200.	Initial	Final	Oil - mbbls	12.3	210.9	223.1	4.396 NI	9.271	821.924	39.482	212.699	571.941	397.740
Gas - mcf/mo	2,754.	74.9	1.25	7.1	104.	520.	520.	Gas - mmcf	5.4	109.7	115.0	5.495 WI	4.821	22.317	20.119	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: E ALLEN ABS-36
Reservoir : WOODBINE A

GALL 1H
E ALLEN ABS-36
TX 03 OIL

• ⊕ ✱ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 05/2013 Last Data 05/2013
07 / 08 / 2013 11 : 14 : 24 21 API 423133097400

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3216\ARIESW \pdp.out
(DEFAULT) *ASN 39*

Table 3

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERVEST OPERATIG LLC — GALL 1H

MADISONVILLE, W (WOODBINE A) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas		Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production		Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF		MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	25.8	13.4		0.0	1.133	0.589	0.000	88.660	4.629	0.000
12-2014	30.9	16.1		0.0	1.357	0.706	0.000	88.660	4.629	0.000
12-2015	20.5	10.7		0.0	0.902	0.469	0.000	88.660	4.629	0.000
12-2016	15.7	8.2		0.0	0.691	0.360	0.000	88.660	4.629	0.000
12-2017	12.9	6.7		0.0	0.567	0.295	0.000	88.660	4.629	0.000

12-2018	11.0	5.7		0.0	0.483	0.251	0.000	88.660	4.629	0.000
12-2019	9.6	5.0		0.0	0.423	0.220	0.000	88.660	4.629	0.000
12-2020	8.6	4.5		0.0	0.378	0.197	0.000	88.660	4.629	0.000
12-2021	7.8	4.0		0.0	0.342	0.178	0.000	88.660	4.629	0.000
12-2022	7.1	3.7		0.0	0.313	0.163	0.000	88.660	4.629	0.000

12-2023	6.6	3.4		0.0	0.289	0.150	0.000	88.660	4.629	0.000
12-2024	6.1	3.2		0.0	0.269	0.140	0.000	88.660	4.629	0.000
12-2025	5.7	3.0		0.0	0.250	0.130	0.000	88.660	4.629	0.000
12-2026	5.3	2.8		0.0	0.233	0.121	0.000	88.660	4.629	0.000
12-2027	4.9	2.6		0.0	0.216	0.112	0.000	88.660	4.629	0.000

S Tot	178.5	92.8		0.0	7.848	4.081	0.000	88.660	4.629	0.000
After	32.4	16.8		0.0	1.422	0.740	0.000	88.660	4.629	0.000
Total	210.9	109.7		0.0	9.271	4.821	0.000	88.660	4.629	0.000

Cum	12.3	5.4
Ult	223.1	115.0

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas		NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue		Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013	100.437	2.727		0.000	0.000	103.165	4.620	0.205	0.000	98.340
12-2014	120.341	3.268		0.000	0.000	123.608	5.536	0.245	0.000	117.828
12-2015	80.013	2.173		0.000	0.000	82.186	3.681	0.163	0.000	78.342
12-2016	61.297	1.664		0.000	0.000	62.961	2.820	0.125	0.000	60.017
12-2017	50.241	1.364		0.000	0.000	51.606	2.311	0.102	0.000	49.192

12-2018	42.859	1.164		0.000	0.000	44.023	1.972	0.087	0.000	41.964
12-2019	37.544	1.019		0.000	0.000	38.563	1.727	0.076	0.000	36.760
12-2020	33.515	0.910		0.000	0.000	34.425	1.542	0.068	0.000	32.815
12-2021	30.345	0.824		0.000	0.000	31.169	1.396	0.062	0.000	29.711
12-2022	27.779	0.754		0.000	0.000	28.533	1.278	0.057	0.000	27.199

12-2023	25.655	0.697		0.000	0.000	26.351	1.180	0.052	0.000	25.119
12-2024	23.836	0.647		0.000	0.000	24.483	1.096	0.049	0.000	23.338
12-2025	22.167	0.602		0.000	0.000	22.769	1.020	0.045	0.000	21.704
12-2026	20.615	0.560		0.000	0.000	21.175	0.948	0.042	0.000	20.185
12-2027	19.172	0.521		0.000	0.000	19.693	0.882	0.039	0.000	18.772

S Tot	695.816	18.893		0.000	0.000	714.709	32.008	1.417	0.000	681.284
After	126.108	3.424		0.000	0.000	129.532	5.801	0.257	0.000	123.474
Total	821.924	22.317		0.000	0.000	844.241	37.808	1.674	0.000	804.759

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013	2.458	1.0	0.05	4.447	0.000	0.000	6.905	91.435	91.435	89.469
12-2014	2.946	1.0	0.05	8.893	0.000	0.000	11.839	105.988	197.423	186.287
12-2015	1.959	1.0	0.05	8.893	0.000	0.000	10.852	67.490	264.914	242.241
12-2016	1.500	1.0	0.05	8.893	0.000	0.000	10.394	49.623	314.537	279.616
12-2017	1.230	1.0	0.05	8.893	0.000	0.000	10.123	39.069	353.606	306.356

12-2018	1.049	1.0	0.05	8.893	0.000	0.000	9.942	32.022	385.627	326.275
12-2019	0.919	1.0	0.05	8.893	0.000	0.000	9.812	26.947	412.575	341.511
12-2020	0.820	1.0	0.05	8.893	0.000	0.000	9.714	23.101	435.676	353.384
12-2021	0.743	1.0	0.05	8.893	0.000	0.000	9.636	20.075	455.751	362.763
12-2022	0.680	1.0	0.05	8.893	0.000	0.000	9.573	17.625	473.376	370.248

12-2023	0.628	1.0	0.05	8.893	0.000	0.000	9.521	15.598	488.974	376.269
12-2024	0.583	1.0	0.05	8.893	0.000	0.000	9.477	13.861	502.835	381.134
12-2025	0.543	1.0	0.05	8.893	0.000	0.000	9.436	12.268	515.103	385.048
12-2026	0.505	1.0	0.05	8.893	0.000	0.000	9.398	10.787	525.890	388.177
12-2027	0.469	1.0	0.05	8.893	0.000	0.000	9.363	9.409	535.299	390.659

S Tot	17.032			128.954	0.000	0.000	145.986	535.299	535.299	390.659
After	3.087			83.746	0.000	0.000	86.833	36.642	571.941	397.740
Total	20.119			212.699	0.000	0.000	232.818	571.941	571.941	397.740

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	465.352
Oil Rate	5,295.	200.	bbls/mo	75.0%	1.25	7.1%	0.	0.	$/w/mo	Expense	5.4954	5.4954	10.00	397.740
Gas Rate	2,753.	104.	Mcf/mo	75.0%	1.25	7.1%	13,486.	13,486.	$/mo				15.00	351.387
GOR	520.	520.	scf/bbl							Revenue			20.00	317.628
NGL Rate	0.	0.	bbls/mo								4.3963	4.3963	25.00	291.865
NGL Yield	0.0	0.0	bbl/MMcf								4.3963	4.3963	30.00	271.478

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%										LOCATION: E ALLEN ABS-36
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

										6 Months in first year			23.917 Year Life (06/2037)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 39	DEFAULT	07/08/2013	11:08:56
				OIL	PDP
				Table	3
Cawley, Gillespie & Associates, Inc.

Figure 4

CARTER-LANGHAM, INC. -- KEY 2 2

MADISONVILLE (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP | *As of 07/2013*

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0

	06/2013 Cumulatives	0.0 Year Life (07/2013) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	16.2	0.0	16.2	11.002 NI	0.000	0.000	0.000	0.000	0.000	0.000
Gas - mmcf	1,182.6	0.0	1,182.6	14.391 WI	0.000	0.000	0.000	0.000		

GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
100.
10.
10.
10.
1.
NON-COMMERCIAL
93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
TIME (years)

LOCATION: WM HILL ABS-113
Reservoir : SUB-CLARKSVILLE

• ⊕ ✱ -- Annual Averages Perfs: 0 - 0 Status:
First Production 03/1981 First Data 03/1981 Last Data 03/2013
07 / 08 / 2013 11 : 14 : 25 21 API 4231330286

Cawley, Gillespie & Associates, Inc.

KEY 2 2
WM HILL ABS-113
TX 03 GAS 242,030,092486
KJM G:\CGA3216\ARIESW\pdp.out
(DEFAULT) *ASN 2*

Table 4

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

CARTER-LANGHAM, INC. — KEY 2

MADISONVILLE (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas		Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production		Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF		MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.0	0.0		0.0	0.000	0.000	0.000	0.000	0.000	0.000
After	0.0	0.0		0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.0	0.0		0.0	0.000	0.000	0.000	0.000	0.000	0.000

Cum	16.2	1,182.6
Ult	16.2	1,182.6

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas		NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue		Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	0.000
Gas Rate	0.	0.	Mcf/mo	0.0%	0.00	0.0%	0.	0.	$/w/mo	Expense	14.3910	14.3910	10.00	0.000
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%							15.00	0.000
NGL Rate	0.	0.	bbls/mo							Revenue			20.00	0.000
Cond Yield	0.0	0.0	bbl/MMcf							Oil	11.0027	11.0027	25.00	0.000
NGL Yield	0.0	0.0	bbl/MMcf							Gas	11.0027	11.0027	30.00	0.000

Gas Shrinkage	0.0	0.0	%
Oil Severance	0.0	0.0	%
Gas Severance	0.0	0.0	%										LOCATION: WM HILL ABS-113
NGL Severance	0.0	0.0	%
Ad Valorem	0.0		%

										6 Months in first year			0.000 Year Life (07/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 2	DEFAULT	07/08/2013	11:08:56
TEXAS REGISTERED ENGINEERING FIRM F-693.
				GAS	PDP
				Table	4
Cawley, Gillespie & Associates, Inc.

Figure 5

ENERGY & EXPLORATION PAR -- MCVEY UNIT A 2H 2H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			06/2013 Cumulatives	16.41 Year Life (12/2029) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	1,158.	41.9	0.95	6.0	111.	Initial	Final	Oil - mbbls	52.0	58.4	110.3	77.197	NI	45.052	4,014.566	199.838	1,596.791	2,319.750	1,743.958
Gas - mcf/mo	1,993.	32.9	1.14	5.2	302.	1,720.	2,720.	Gas - mmcf	48.9	129.4	178.4	100.000	WI	72.339	202.237	100.424	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
TIME (years)

LOCATION: SEC: BLK: SRV:
Reservoir : WOODBINE

MCVEY UNIT A 2H 2H
SEC: BLK: SRV:L
TX 03 OIL 142,030,025735

• ⊕ ✻ -- Annual Averages   Perfs: 0 - 0   Status:
First Production 10/2011   First Data 10/2011   Last Data 05/2013
07 / 08 / 2013   11 : 14 : 25   21   API: 42313330087100

KJM   G:\CGA3216\ARIESW\pdp.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT)   ASN   9

Table 5

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — MCVEY UNIT A 2H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas		Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production		Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF		MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	6.3	11.1		0.0	4.849	6.198	0.000	89.110	2.796	0.000
12-2014	9.3	17.6		0.0	7.152	9.841	0.000	89.110	2.796	0.000
12-2015	6.8	13.8		0.0	5.229	7.722	0.000	89.110	2.796	0.000
12-2016	5.3	11.4		0.0	4.112	6.385	0.000	89.110	2.796	0.000
12-2017	4.4	9.8		0.0	3.382	5.459	0.000	89.110	2.796	0.000

12-2018	3.7	8.5		0.0	2.869	4.776	0.000	89.110	2.796	0.000
12-2019	3.2	7.6		0.0	2.489	4.252	0.000	89.110	2.796	0.000
12-2020	2.8	6.9		0.0	2.196	3.835	0.000	89.110	2.796	0.000
12-2021	2.5	6.3		0.0	1.963	3.496	0.000	89.110	2.796	0.000
12-2022	2.3	5.8		0.0	1.775	3.214	0.000	89.110	2.796	0.000

12-2023	2.1	5.3		0.0	1.618	2.975	0.000	89.110	2.796	0.000
12-2024	1.9	5.0		0.0	1.487	2.771	0.000	89.110	2.796	0.000
12-2025	1.8	4.6		0.0	1.375	2.594	0.000	89.110	2.796	0.000
12-2026	1.7	4.4		0.0	1.278	2.439	0.000	89.110	2.796	0.000
12-2027	1.5	4.1		0.0	1.194	2.302	0.000	89.110	2.796	0.000

S Tot	55.7	122.1		0.0	42.966	68.259	0.000	89.110	2.796	0.000
After	2.7	7.3		0.0	2.086	4.080	0.000	89.110	2.796	0.000
Total	58.4	129.4		0.0	45.052	72.339	0.000	89.110	2.796	0.000

Cum	52.0	48.9
Ult	110.3	178.4

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas		NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue		Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013	432.078	17.328		0.000	0.000	449.406	19.876	1.300	0.000	428.231
12-2014	637.291	27.512		0.000	0.000	664.803	29.315	2.063	0.000	633.424
12-2015	465.941	21.589		0.000	0.000	487.530	21.433	1.619	0.000	464.477
12-2016	366.380	17.850		0.000	0.000	384.230	16.854	1.339	0.000	366.038
12-2017	301.380	15.260		0.000	0.000	316.641	13.863	1.145	0.000	301.633

12-2018	255.655	13.353		0.000	0.000	269.009	11.760	1.001	0.000	256.247
12-2019	221.769	11.887		0.000	0.000	233.656	10.201	0.892	0.000	222.563
12-2020	195.669	10.722		0.000	0.000	206.391	9.001	0.804	0.000	196.586
12-2021	174.960	9.773		0.000	0.000	184.734	8.048	0.733	0.000	175.953
12-2022	158.138	8.985		0.000	0.000	167.123	7.274	0.674	0.000	159.175

12-2023	144.207	8.318		0.000	0.000	152.526	6.634	0.624	0.000	145.268
12-2024	132.486	7.747		0.000	0.000	140.233	6.094	0.581	0.000	133.558
12-2025	122.490	7.252		0.000	0.000	129.742	5.635	0.544	0.000	123.563
12-2026	113.866	6.819		0.000	0.000	120.685	5.238	0.511	0.000	114.936
12-2027	106.353	6.436		0.000	0.000	112.789	4.892	0.483	0.000	107.414

S Tot	3,828.664	190.832		0.000	0.000	4,019.496	176.119	14.312	0.000	3,829.065
After	185.902	11.406		0.000	0.000	197.308	8.551	0.855	0.000	187.901
Total	4,014.566	202.237		0.000	0.000	4,216.804	184.670	15.168	0.000	4,016.966

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013	10.706	1.0	1.00	63.069	0.000	0.000	73.775	354.457	354.457	346.501
12-2014	15.836	1.0	1.00	115.567	0.000	0.000	131.402	502.022	856.479	804.565
12-2015	11.612	1.0	1.00	107.583	0.000	0.000	119.195	345.283	1,201.761	1,090.778
12-2016	9.151	1.0	1.00	102.944	0.000	0.000	112.094	253.944	1,455.705	1,282.068
12-2017	7.541	1.0	1.00	99.915	0.000	0.000	107.456	194.177	1,649.882	1,415.009

12-2018	6.406	1.0	1.00	97.784	0.000	0.000	104.190	152.057	1,801.938	1,509.635
12-2019	5.564	1.0	1.00	96.205	0.000	0.000	101.769	120.793	1,922.732	1,577.967
12-2020	4.915	1.0	1.00	94.989	0.000	0.000	99.904	96.682	2,019.414	1,627.685
12-2021	4.399	1.0	1.00	94.024	0.000	0.000	98.423	77.529	2,096.943	1,663.930
12-2022	3.979	1.0	1.00	93.240	0.000	0.000	97.220	61.955	2,158.898	1,690.262

12-2023	3.632	1.0	1.00	92.591	0.000	0.000	96.223	49.045	2,207.943	1,709.214
12-2024	3.339	1.0	1.00	92.045	0.000	0.000	95.384	38.173	2,246.116	1,722.626
12-2025	3.089	1.0	1.00	91.579	0.000	0.000	94.669	28.895	2,275.011	1,731.858
12-2026	2.873	1.0	1.00	91.178	0.000	0.000	94.051	20.885	2,295.896	1,737.927
12-2027	2.685	1.0	1.00	90.828	0.000	0.000	93.513	13.901	2,309.798	1,741.602

S Tot	95.727			1,423.541	0.000	0.000	1,519.268	2,309.798	2,309.798	1,741.602
After	4.698			173.250	0.000	0.000	177.948	9.953	2,319.750	1,743.958
Total	100.424			1,596.791	0.000	0.000	1,697.215	2,319.750	2,319.750	1,743.958

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	1,984.786
Oil Rate	1,157.	110.	bbls/mo	41.9%	0.95	6.0%	7,156.	7,156.	$/w/mo	Expense	100.0000	100.0000	10.00	1,743.958
Gas Rate	1,992.	302.	Mcf/mo	32.9%	1.14	5.2%							15.00	1,563.533
GOR	1,720.	2,720.	scf/bbl							Revenue			20.00	1,423.682
NGL Rate	0.	0.	bbls/mo							Oil	77.1972	77.1972	25.00	1,312.191
NGL Yield	0.0	0.0	bbl/MMcf							Gas	77.1972	77.1972	30.00	1,221.208

Gas Shrinkage	27.6	27.6	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%									LOCATION: SEC: BLK: SRV:
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

									6 Months in first year				16.417 Year Life (12/2029)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 9	DEFAULT	07/08/2013	11:08:56
TEXAS REGISTERED ENGINEERING FIRM F-693.
				OIL	PDP
				Table	5
Cawley, Gillespie & Associates, Inc.

Figure 6

ENERGY & EXPLORATION PAR -- RASCO, G. D. 1 1

KURTEN (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP | *As of 07/2013*

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final		06/2013 Cumulatives	0.0 Year Life (07/2013) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final	Oil - mbbls	20.8	0.0	20.8	66.421	NI	0.000	0.000	0.000	0.000	0.000	0.000
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0	Gas - mmcf	654.4	0.0	654.4	100.000	WI	0.000	0.000	0.000	0.000		

GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
NON-COMMERCIAL
93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22

TIME (years)

LOCATION: SEC: BLK: SRV:H
Reservoir : SUB-CLARKSVILLE

• ⊕ ✻ -- Annual Averages Perfs: 8034 - 8052 Status:
First Production 07/1981 First Data 07/1981 Last Data 05/2013
07 / 08 / 2013 11 : 14 : 25 21 API 42313303260000

Cawley, Gillespie & Associates, Inc.

RASCO, G. D. 1 1
SEC: BLK: SRV:H
TX 03 GAS 242,030,095037
KJM G:\CGA3216\ARIESW\pdp.out
(DEFAULT) *ASN 3*

Table 6

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — RASCO, G. D. 1

KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
After	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000

Cum	20.8		654.4
Ult	20.8		654.4

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	0.000
Gas Rate	0.	0.	Mcf/mo	0.0%	0.00	0.0%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	0.000
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%							15.00	0.000
NGL Rate	0.	0.	bbls/mo							Revenue			20.00	0.000
Cond Yield	0.0	0.0	bbl/MMcf							Oil	66.4216	66.4216	25.00	0.000
NGL Yield	0.0	0.0	bbl/MMcf							Gas	66.4216	66.4216	30.00	0.000

Gas Shrinkage	0.0	0.0	%
Oil Severance	0.0	0.0	%
Gas Severance	0.0	0.0	%										LOCATION: SEC: BLK: SRV:H
NGL Severance	0.0	0.0	%
Ad Valorem	0.0		%

										6 Months in first year			0.000 Year Life (07/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 3	DEFAULT 07/08/2013	11:08:56
TEXAS REGISTERED ENGINEERING FIRM F-693.
GAS PDP
Table 6
Cawley, Gillespie & Associates, Inc.

Figure 7

Reserve Category : PDP | *As of 07/2013*

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf			06/2013 Cumulatives	0.0 Year Life (07/2013) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc @10.0% M$
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final	Oil - mbbls	11.6	0.0	11.6	81.904	NI	0.000	0.000	0.000	0.000	0.000	0.000
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0	Gas - mmcf	835.9	0.0	835.9	100.000	WI	0.000	0.000	0.000	0.000		

GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
10.
10.
1.
NON-COMMERCIAL
93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
TIME (years)

LOCATION: SEC: BLK: SRV:H
Reservoir : SUB-CLARKSVILLE

• ⊛ ✱ -- Annual Averages   Perfs: 8058 - 8066   Status:
First Production 08/1988   First Data 08/1988 Last Data 05/2013
07 / 08 / 2013   11 : 14 : 25   21   API: 423133066000

RASCO, G. D. & ANNIE 2 2
SEC: BLK: SRV:H
TX 03 GAS 242,030,128000

KJM G:\CGA3216\ARIESW\pdp.out
(DEFAULT) *ASN 4*

Cawley, Gillespie & Associates, Inc.

Table 7

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — RASCO, G. D. & ANNIE 2

KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
After	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000

Cum	11.6		835.9
Ult	11.6		835.9

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum. Cash Flow Disc.@ 10. % M$
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000			0.000	0.000	0.000	0.000	0.000	0.000	0.000

	Evaluation Parameters (Gross)						Expenses(Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	0.000
Gas Rate	0.	0.	Mcf/mo	0.0%	0.00	0.0%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	0.000
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%							15.00	0.000
NGL Rate	0.	0.	bbls/mo							Revenue			20.00	0.000
Cond Yield	0.0	0.0	bbl/MMcf							Oil	81.9042	81.9042	25.00	0.000
NGL Yield	0.0	0.0	bbl/MMcf							Gas	81.9042	81.9042	30.00	0.000

Gas Shrinkage	0.0	0.0	%
Oil Severance	0.0	0.0	%
Gas Severance	0.0	0.0	%										LOCATION: SEC: BLK: SRV:H
NGL Severance	0.0	0.0	%
Ad Valorem	0.0		%

										6 Months in first year			0.000 Year Life (07/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 4	DEFAULT 07/08/2013	11:08:56
GAS PDP
Table 7
Cawley, Gillespie & Associates, Inc.

Figure 8

ENERGY & EXPLORATION PAR -- RASCO, G. D. & ANNIE 3 3

KURTEN (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP | As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final
Oil - bbls/mo	30.	8.3	0.00	8.3	0.	Initial	Final
Gas - mcf/mo	3,015.	4.0	0.01	4.0	401.	10.0	1.0

	06/2013 Cumulatives	49.50 Year Life (01/2063) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc @10.0% M$
Oil - mbbls	11.1	4.1	15.3	81.904 NI	3.387	301.104	143.205	433.026	1,402.529	581.565
Gas - mmcf	747.5	770.0	1,517.5	100.000 WI	623.093	1,724.721	47.066	0.000		

GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
10,000.
100.
100.
1,000.
10.
10.
100.
1.
97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
TIME (years)

LOCATION: SEC: BLK: SRV:H
Reservoir : SUB-CLARKSVILLE

RASCO, G. D. & ANNIE 3 3
SEC: BLK: SRV:H
TX 03 GAS 242,030,165234

● ⊕ ✻ -- Annual Averages Perfs: 8077 - 8106 Status:
First Production 08/1997 First Data 09/1997 Last Data 05/2013
07 / 08 / 2013 11 : 14 : 25 21 API: 423133074200

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3216\ARIESW\pdp.out
(DEFAULT) *ASN 5*

Table 8

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — RASCO, G. D. & ANNIE 3

KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	0.2		17.9	0.0	0.146	14.513	0.000	88.900	2.768	0.000
12-2014	0.3		34.8	0.0	0.274	28.152	0.000	88.900	2.768	0.000
12-2015	0.3		33.4	0.0	0.251	27.026	0.000	88.900	2.768	0.000
12-2016	0.3		32.1	0.0	0.230	25.945	0.000	88.900	2.768	0.000
12-2017	0.3		30.8	0.0	0.211	24.907	0.000	88.900	2.768	0.000

12-2018	0.2		29.5	0.0	0.193	23.911	0.000	88.900	2.768	0.000
12-2019	0.2		28.4	0.0	0.177	22.954	0.000	88.900	2.768	0.000
12-2020	0.2		27.2	0.0	0.162	22.036	0.000	88.900	2.768	0.000
12-2021	0.2		26.1	0.0	0.149	21.155	0.000	88.900	2.768	0.000
12-2022	0.2		25.1	0.0	0.137	20.309	0.000	88.900	2.768	0.000

12-2023	0.2		24.1	0.0	0.125	19.496	0.000	88.900	2.768	0.000
12-2024	0.1		23.1	0.0	0.115	18.716	0.000	88.900	2.768	0.000
12-2025	0.1		22.2	0.0	0.105	17.968	0.000	88.900	2.768	0.000
12-2026	0.1		21.3	0.0	0.096	17.249	0.000	88.900	2.768	0.000
12-2027	0.1		20.5	0.0	0.088	16.559	0.000	88.900	2.768	0.000

S Tot	3.0		396.6	0.0	2.461	320.897	0.000	88.900	2.768	0.000
After	1.1		373.4	0.0	0.926	302.196	0.000	88.900	2.768	0.000
Total	4.1		770.0	0.0	3.387	623.093	0.000	88.900	2.768	0.000

Cum	11.1		747.5
Ult	15.3		1,517.5

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	12.989		40.172	0.000	0.000	53.160	0.597	3.013	0.000	49.550
12-2014	24.343		77.925	0.000	0.000	102.268	1.120	5.844	0.000	95.304
12-2015	22.315		74.808	0.000	0.000	97.123	1.026	5.611	0.000	90.486
12-2016	20.456		71.816	0.000	0.000	92.272	0.941	5.386	0.000	85.945
12-2017	18.752		68.943	0.000	0.000	87.695	0.863	5.171	0.000	81.662

12-2018	17.190		66.185	0.000	0.000	83.376	0.791	4.964	0.000	77.621
12-2019	15.758		63.538	0.000	0.000	79.296	0.725	4.765	0.000	73.806
12-2020	14.446		60.996	0.000	0.000	75.442	0.665	4.575	0.000	70.203
12-2021	13.242		58.557	0.000	0.000	71.799	0.609	4.392	0.000	66.798
12-2022	12.139		56.214	0.000	0.000	68.354	0.558	4.216	0.000	63.579

12-2023	11.128		53.966	0.000	0.000	65.094	0.512	4.047	0.000	60.535
12-2024	10.201		51.807	0.000	0.000	62.008	0.469	3.886	0.000	57.654
12-2025	9.351		49.735	0.000	0.000	59.086	0.430	3.730	0.000	54.926
12-2026	8.572		47.745	0.000	0.000	56.318	0.394	3.581	0.000	52.343
12-2027	7.858		45.836	0.000	0.000	53.694	0.361	3.438	0.000	49.895

S Tot	218.742		888.243	0.000	0.000	1,106.985	10.062	66.618	0.000	1,030.305
After	82.362		836.478	0.000	0.000	918.840	3.789	62.736	0.000	852.315
Total	301.104		1,724.721	0.000	0.000	2,025.825	13.851	129.354	0.000	1,882.620

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum. Cash Flow Disc.@ 10. % M$
12-2013	1.239	1.0	1.00	4.374	0.000	0.000	5.613	43.937	43.937	42.912
12-2014	2.383	1.0	1.00	8.748	0.000	0.000	11.131	84.173	128.110	119.496
12-2015	2.262	1.0	1.00	8.748	0.000	0.000	11.010	79.476	207.586	185.233
12-2016	2.149	1.0	1.00	8.748	0.000	0.000	10.897	75.048	282.634	241.664
12-2017	2.042	1.0	1.00	8.748	0.000	0.000	10.790	70.872	353.507	290.111

12-2018	1.941	1.0	1.00	8.748	0.000	0.000	10.689	66.932	420.439	331.705
12-2019	1.845	1.0	1.00	8.748	0.000	0.000	10.593	63.213	483.652	367.417
12-2020	1.755	1.0	1.00	8.748	0.000	0.000	10.503	59.700	543.352	398.078
12-2021	1.670	1.0	1.00	8.748	0.000	0.000	10.418	56.380	599.732	424.401
12-2022	1.589	1.0	1.00	8.748	0.000	0.000	10.337	53.242	652.974	447.000

12-2023	1.513	1.0	1.00	8.748	0.000	0.000	10.261	50.273	703.247	466.398
12-2024	1.441	1.0	1.00	8.748	0.000	0.000	10.189	47.464	750.711	483.048
12-2025	1.373	1.0	1.00	8.748	0.000	0.000	10.121	44.805	795.516	497.336
12-2026	1.309	1.0	1.00	8.748	0.000	0.000	10.057	42.286	837.802	509.595
12-2027	1.247	1.0	1.00	8.748	0.000	0.000	9.995	39.899	877.702	520.110

S Tot	25.758			126.846	0.000	0.000	152.604	877.702	877.702	520.110
After	21.308			306.180	0.000	0.000	327.488	524.828	1,402.529	581.565
Total	47.066			433.026	0.000	0.000	480.091	1,402.529	1,402.529	581.565

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	825.576
Gas Rate	3,014.	401.	Mcf/mo	4.0%	0.01	4.0%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	581.565
Oil Rate	30.	0.	bbls/mo	8.3%	0.00	8.3%	729.	729.	$/mo				15.00	451.675
NGL Rate	0.	0.	bbls/mo							Revenue			20.00	371.753
Cond Yield	10.0	1.0	bbl/MMcf							Oil	81.9042	81.9042	25.00	317.727
NGL Yield	0.0	0.0	bbl/MMcf							Gas	81.9042	81.9042	30.00	278.773

Gas Shrinkage	1.2	1.2	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%										LOCATION: SEC: BLK: SRV:H
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

										6 Months in first year			49.500 Year Life (01/2063)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 5	DEFAULT 07/08/2013	11:08:56
GAS PDP
Table 8
Cawley, Gillespie & Associates, Inc.

Figure 9

ENERGY & EXPLORATION PAR -- RASCO, G. D. 4 4

KURTEN (SUB-CLARKSVILLE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 07/2013

	As of 07/2013					YIELD - bbls/mmcf	
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}		
Oil - bbls/mo	2.	21.2	0.48	19.9	0.	Initial	Final
Gas - mcf/mo	841.	9.0	0.00	9.0	418.	2.1	0.7

	06/2013 Cumulatives	7.50 Year Life (01/2021) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc @10.0% M$
Oil - mbbls	1.4	0.1	1.5	77.550	NI	0.059	5.272	8.995	74.430	35.720	29.017
Gas - mmcf	153.5	54.5	207.9	100.000	WI	42.159	116.697	2.824	0.000		

GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
100.
10.
10.
10.
1.
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
TIME (years)

LOCATION: SEC: BLK: SRV:H
Reservoir : SUB-CLARKSVILLE

RASCO, G. D. 4 4
SEC: BLK: SRV:H
TX 03 GAS 242,030,197648

• ◎ ✻ -- Annual Averages Perfs: 8042 - 8065 Status:
First Production 09/2003 First Data 09/2003 Last Data 05/2013
07 / 08 / 2013 11 : 14 : 25 21 API: 4231330077800

KJM G:\CGA3216\ARIESW\pdp.out
(DEFAULT) ASN 6

Cawley, Gillespie & Associates, Inc.

Table 9

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — RASCO, G. D. 4

KURTEN (SUB-CLARKSVILLE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	0.0		4.9	0.0	0.008	3.830	0.000	88.900	2.768	0.000
12-2014	0.0		9.2	0.0	0.013	7.139	0.000	88.900	2.768	0.000
12-2015	0.0		8.4	0.0	0.011	6.496	0.000	88.900	2.768	0.000
12-2016	0.0		7.6	0.0	0.008	5.911	0.000	88.900	2.768	0.000
12-2017	0.0		7.0	0.0	0.007	5.379	0.000	88.900	2.768	0.000

12-2018	0.0		6.3	0.0	0.005	4.895	0.000	88.900	2.768	0.000
12-2019	0.0		5.8	0.0	0.004	4.455	0.000	88.900	2.768	0.000
12-2020	0.0		5.2	0.0	0.003	4.054	0.000	88.900	2.768	0.000
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.1		54.5	0.0	0.059	42.159	0.000	88.900	2.768	0.000
After	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.1		54.5	0.0	0.059	42.159	0.000	88.900	2.768	0.000

Cum	1.4		153.5
Ult	1.5		207.9

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	0.707		10.601	0.000	0.000	11.308	0.033	0.795	0.000	10.480
12-2014	1.186		19.760	0.000	0.000	20.946	0.055	1.482	0.000	19.409
12-2015	0.937		17.981	0.000	0.000	18.919	0.043	1.349	0.000	17.527
12-2016	0.741		16.363	0.000	0.000	17.104	0.034	1.227	0.000	15.842
12-2017	0.585		14.890	0.000	0.000	15.475	0.027	1.117	0.000	14.332

12-2018	0.462		13.550	0.000	0.000	14.012	0.021	1.016	0.000	12.975
12-2019	0.365		12.331	0.000	0.000	12.696	0.017	0.925	0.000	11.754
12-2020	0.289		11.221	0.000	0.000	11.510	0.013	0.842	0.000	10.655
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	5.272		116.697	0.000	0.000	121.969	0.243	8.752	0.000	112.974
After	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	5.272		116.697	0.000	0.000	121.969	0.243	8.752	0.000	112.974

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum. Cash Flow Disc.@ 10. % M$
12-2013	0.262	1.0	1.00	4.962	0.000	0.000	5.224	5.256	5.256	5.135
12-2014	0.485	1.0	1.00	9.924	0.000	0.000	10.409	9.000	14.256	13.334
12-2015	0.438	1.0	1.00	9.924	0.000	0.000	10.362	7.165	21.421	19.268
12-2016	0.396	1.0	1.00	9.924	0.000	0.000	10.320	5.522	26.943	23.428
12-2017	0.358	1.0	1.00	9.924	0.000	0.000	10.282	4.049	30.993	26.203

12-2018	0.324	1.0	1.00	9.924	0.000	0.000	10.248	2.727	33.719	27.902
12-2019	0.294	1.0	1.00	9.924	0.000	0.000	10.218	1.536	35.256	28.775
12-2020	0.266	1.0	1.00	9.924	0.000	0.000	10.190	0.464	35.720	29.017
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	2.824			74.430	0.000	0.000	77.254	35.720	35.720	29.017
After	0.000			0.000	0.000	0.000	0.000	0.000	35.720	29.017
Total	2.824			74.430	0.000	0.000	77.254	35.720	35.720	29.017

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	32.015
Gas Rate	841.	417.	Mcf/mo	9.0%	0.00	9.0%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	29.017
Oil Rate	1.	0.	bbls/mo	21.2%	0.48	19.9%	827.	827.	$/mo				15.00	26.554
NGL Rate	0.	0.	bbls/mo							Revenue			20.00	24.502
Cond Yield	2.1	0.7	bbl/MMcf							Oil	77.5500	77.5500	25.00	22.771
NGL Yield	0.0	0.0	bbl/MMcf							Gas	77.5500	77.5500	30.00	21.295

Gas Shrinkage	0.2	0.2	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%										LOCATION: SEC: BLK: SRV:H
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

										6 Months in first year			7.500 Year Life (01/2021)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 6	DEFAULT 07/08/2013	11:09:01
GAS PDP
Table 9
Cawley, Gillespie & Associates, Inc.

Figure 10

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 07/2013

	As of 07/2013					GOR - scf/bbl			06/2013 Cumulatives	23.16 Year Life (09/2036)		Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc @10.0% M$
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}					Remaining Reserves	Ultimate Recovery							
Oil - bbls/mo	4,357.	61.7	1.25	7.1	225.	Initial	Final	Oil - mbbls	19.3	211.2	230.5	11.539 NI	24.371	2,160.708	110.605	633.631	1,510.973	1,037.807
Gas - mcf/mo	5,773.	61.7	1.25	7.1	298.	1,320.	1,320.	Gas - mmcf	28.8	279.8	308.6	15.000 WI	32.291	149.491	54.990	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: HOTCHKISS A-17
Reservoir : WOODBINE

SAMANTHA RIZZO OIL & GAS LTD 2H
HOTCHKISS A-17
TX 03 OIL

• ⊕ ⊛ -- Annual Averages Perfs: 0 - 0 Status:
First Production 03/2013 First Data 03/2013 Last Data 05/2013
07 / 08 / 2013 11 : 14 : 25 21 API 4231330960

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3216\ARIESW\pdp.out
(DEFAULT) ASN 31

Table 10

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

HALCON OPERATING CO INC — SAMANTHA RIZZO OIL & GAS LTD 2 H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	22.3		29.6	0.0	2.576	3.413	0.000	88.660	4.629	0.000
12-2014	29.5		39.1	0.0	3.402	4.507	0.000	88.660	4.629	0.000
12-2015	20.6		27.3	0.0	2.376	3.148	0.000	88.660	4.629	0.000
12-2016	16.1		21.4	0.0	1.859	2.464	0.000	88.660	4.629	0.000
12-2017	13.4		17.7	0.0	1.543	2.044	0.000	88.660	4.629	0.000

12-2018	11.5		15.2	0.0	1.326	1.757	0.000	88.660	4.629	0.000
12-2019	10.1		13.4	0.0	1.168	1.547	0.000	88.660	4.629	0.000
12-2020	9.1		12.0	0.0	1.047	1.387	0.000	88.660	4.629	0.000
12-2021	8.2		10.9	0.0	0.951	1.260	0.000	88.660	4.629	0.000
12-2022	7.6		10.0	0.0	0.872	1.156	0.000	88.660	4.629	0.000

12-2023	7.0		9.3	0.0	0.807	1.070	0.000	88.660	4.629	0.000
12-2024	6.5		8.6	0.0	0.750	0.994	0.000	88.660	4.629	0.000
12-2025	6.0		8.0	0.0	0.698	0.925	0.000	88.660	4.629	0.000
12-2026	5.6		7.5	0.0	0.649	0.860	0.000	88.660	4.629	0.000
12-2027	5.2		6.9	0.0	0.604	0.800	0.000	88.660	4.629	0.000

S Tot	178.7		236.8	0.0	20.627	27.331	0.000	88.660	4.629	0.000
After	32.4		43.0	0.0	3.744	4.960	0.000	88.660	4.629	0.000
Total	211.2		279.8	0.0	24.371	32.291	0.000	88.660	4.629	0.000

Cum	19.3		28.8
Ult	230.5		308.6

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	228.360		15.799	0.000	0.000	244.159	10.505	1.185	0.000	232.470
12-2014	301.593		20.866	0.000	0.000	322.459	13.873	1.565	0.000	307.021
12-2015	210.664		14.575	0.000	0.000	225.239	9.691	1.093	0.000	214.455
12-2016	164.863		11.406	0.000	0.000	176.269	7.584	0.855	0.000	167.830
12-2017	136.758		9.462	0.000	0.000	146.220	6.291	0.710	0.000	139.220

12-2018	117.568		8.134	0.000	0.000	125.702	5.408	0.610	0.000	119.683
12-2019	103.543		7.164	0.000	0.000	110.707	4.763	0.537	0.000	105.407
12-2020	92.800		6.420	0.000	0.000	99.220	4.269	0.482	0.000	94.470
12-2021	84.280		5.831	0.000	0.000	90.111	3.877	0.437	0.000	85.796
12-2022	77.340		5.351	0.000	0.000	82.691	3.558	0.401	0.000	78.732

12-2023	71.565		4.951	0.000	0.000	76.516	3.292	0.371	0.000	72.853
12-2024	66.530		4.603	0.000	0.000	71.133	3.060	0.345	0.000	67.728
12-2025	61.873		4.281	0.000	0.000	66.154	2.846	0.321	0.000	62.987
12-2026	57.542		3.981	0.000	0.000	61.523	2.647	0.299	0.000	58.578
12-2027	53.514		3.702	0.000	0.000	57.216	2.462	0.278	0.000	54.477

S Tot	1,828.793		126.527	0.000	0.000	1,955.320	84.124	9.490	0.000	1,861.706
After	331.915		22.964	0.000	0.000	354.879	15.268	1.722	0.000	337.888
Total	2,160.708		149.491	0.000	0.000	2,310.199	99.393	11.212	0.000	2,199.594

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum. Cash Flow Disc.@ 10. % M$
12-2013	5.812	1.0	0.15	13.675	0.000	0.000	19.487	212.983	212.983	208.307
12-2014	7.676	1.0	0.15	27.351	0.000	0.000	35.027	271.994	484.977	456.623
12-2015	5.361	1.0	0.15	27.351	0.000	0.000	32.712	181.743	666.720	607.269
12-2016	4.196	1.0	0.15	27.351	0.000	0.000	31.547	136.283	803.003	709.902
12-2017	3.480	1.0	0.15	27.351	0.000	0.000	30.831	108.388	911.391	784.082

12-2018	2.992	1.0	0.15	27.351	0.000	0.000	30.343	89.340	1,000.732	839.655
12-2019	2.635	1.0	0.15	27.351	0.000	0.000	29.986	75.420	1,076.152	882.297
12-2020	2.362	1.0	0.15	27.351	0.000	0.000	29.713	64.757	1,140.909	915.579
12-2021	2.145	1.0	0.15	27.351	0.000	0.000	29.496	56.301	1,197.210	941.881
12-2022	1.968	1.0	0.15	27.351	0.000	0.000	29.319	49.413	1,246.623	962.866

12-2023	1.821	1.0	0.15	27.351	0.000	0.000	29.172	43.681	1,290.303	979.729
12-2024	1.693	1.0	0.15	27.351	0.000	0.000	29.044	38.683	1,328.986	993.305
12-2025	1.575	1.0	0.15	27.351	0.000	0.000	28.926	34.061	1,363.047	1,004.174
12-2026	1.464	1.0	0.15	27.351	0.000	0.000	28.815	29.762	1,392.810	1,012.807
12-2027	1.362	1.0	0.15	27.351	0.000	0.000	28.713	25.764	1,418.574	1,019.602

S Tot	46.543			396.589	0.000	0.000	443.132	1,418.574	1,418.574	1,019.602
After	8.447			237.042	0.000	0.000	245.489	92.399	1,510.973	1,037.807
Total	54.990			633.631	0.000	0.000	688.621	1,510.973	1,510.973	1,037.807

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	1,222.095
Oil Rate	4,357.	224.	bbls/mo	61.7%	1.25	7.1%	0.	0.	$/w/mo	Expense	15.0000	15.0000	10.00	1,037.807
Gas Rate	5,773.	297.	Mcf/mo	61.7%	1.25	7.1%	15,195.	15,195.	$/mo				15.00	911.227
GOR	1,320.	1,320.	scf/bbl							Revenue			20.00	819.079
NGL Rate	0.	0.	bbls/mo							Oil	11.5396	11.5396	25.00	748.881
NGL Yield	0.0	0.0	bbl/MMcf							Gas	11.5396	11.5396	30.00	693.465

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%										LOCATION: HOTCHKISS A-17
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

										6 Months in first year			23.167 Year Life (09/2036)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 31	DEFAULT 07/08/2013	11:09:01
OIL PDP
Table 10
Cawley, Gillespie & Associates, Inc.

Figure 11

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final		06/2013 Cumulatives	11.50 Year Life (01/2025) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	2,492.	78.2	1.25	7.0	217.	Initial	Final	Oil - mbbls	11.6	72.7	84.3	11.539 NI	8.392	743.996	40.445	314.536	452.294	372.988
Gas - mcf/mo	5,320.	78.2	1.25	7.1	463.	2,130.	2,130.	Gas - mmcf	28.8	155.3	184.0	15.000 WI	17.916	82.942	19.662	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: HOTCHKISS A-17

Reservoir : WOODBINE

SAMANTHA RIZZO OIL & GAS LTD 3H

HOTCHKISS A-17

TX 03 OIL

• ⊕ ✻ -- Annual Averages Perfs: 0 - 0 Status:

First Production 03/2013 First Data 03/2013 Last Data 05/2013

07 / 08 / 2013 11 : 14 : 25 21 API: 4231330963

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3216\ARIESW \pdp.out

(DEFAULT) ASN 32

Table 11

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

HALCON OPERATING CO INC — SAMANTHA RIZZO OIL & GAS LTD 3H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	11.9		25.5	0.0	1.378	2.942	0.000	88.660	4.629	0.000
12-2014	13.9		29.7	0.0	1.607	3.431	0.000	88.660	4.629	0.000
12-2015	9.1		19.5	0.0	1.055	2.253	0.000	88.660	4.629	0.000
12-2016	7.0		14.9	0.0	0.805	1.718	0.000	88.660	4.629	0.000
12-2017	5.7		12.2	0.0	0.658	1.404	0.000	88.660	4.629	0.000

12-2018	4.9		10.4	0.0	0.560	1.196	0.000	88.660	4.629	0.000
12-2019	4.2		9.1	0.0	0.490	1.046	0.000	88.660	4.629	0.000
12-2020	3.8		8.1	0.0	0.437	0.933	0.000	88.660	4.629	0.000
12-2021	3.4		7.3	0.0	0.395	0.844	0.000	88.660	4.629	0.000
12-2022	3.1		6.7	0.0	0.362	0.773	0.000	88.660	4.629	0.000

12-2023	2.9		6.2	0.0	0.334	0.713	0.000	88.660	4.629	0.000
12-2024	2.7		5.7	0.0	0.310	0.663	0.000	88.660	4.629	0.000
12-2025
12-2026
12-2027

S Tot	72.7		155.3	0.0	8.392	17.916	0.000	88.660	4.629	0.000
After	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	72.7		155.3	0.0	8.392	17.916	0.000	88.660	4.629	0.000

Cum	11.6		28.8
Ult	84.3		184.0

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	122.157		13.618	0.000	0.000	135.776	5.619	1.021	0.000	129.135
12-2014	142.467		15.882	0.000	0.000	158.350	6.553	1.191	0.000	150.605
12-2015	93.580		10.432	0.000	0.000	104.012	4.305	0.782	0.000	98.925
12-2016	71.338		7.953	0.000	0.000	79.290	3.282	0.596	0.000	75.412
12-2017	58.313		6.501	0.000	0.000	64.814	2.682	0.488	0.000	61.644

12-2018	49.660		5.536	0.000	0.000	55.196	2.284	0.415	0.000	52.497
12-2019	43.450		4.844	0.000	0.000	48.294	1.999	0.363	0.000	45.932
12-2020	38.754		4.320	0.000	0.000	43.074	1.783	0.324	0.000	40.967
12-2021	35.065		3.909	0.000	0.000	38.974	1.613	0.293	0.000	37.068
12-2022	32.083		3.577	0.000	0.000	35.660	1.476	0.268	0.000	33.916

12-2023	29.617		3.302	0.000	0.000	32.919	1.362	0.248	0.000	31.309
12-2024	27.512		3.067	0.000	0.000	30.579	1.266	0.230	0.000	29.084
12-2025
12-2026
12-2027

S Tot	743.996		82.942	0.000	0.000	826.937	34.224	6.221	0.000	786.493
After	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	743.996		82.942	0.000	0.000	826.937	34.224	6.221	0.000	786.493

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013	3.228	1.0	0.15	13.675	0.000	0.000	16.904	112.231	112.231	109.850
12-2014	3.765	1.0	0.15	27.351	0.000	0.000	31.116	119.489	231.720	219.086
12-2015	2.473	1.0	0.15	27.351	0.000	0.000	29.824	69.101	300.821	276.417
12-2016	1.885	1.0	0.15	27.351	0.000	0.000	29.236	46.176	346.997	311.222
12-2017	1.541	1.0	0.15	27.351	0.000	0.000	28.892	32.752	379.749	333.658

12-2018	1.312	1.0	0.15	27.351	0.000	0.000	28.663	23.833	403.582	348.499
12-2019	1.148	1.0	0.15	27.351	0.000	0.000	28.499	17.432	421.015	358.367
12-2020	1.024	1.0	0.15	27.351	0.000	0.000	28.375	12.592	433.607	364.848
12-2021	0.927	1.0	0.15	27.351	0.000	0.000	28.278	8.790	442.397	368.963
12-2022	0.848	1.0	0.15	27.351	0.000	0.000	28.199	5.717	448.113	371.398

12-2023	0.783	1.0	0.15	27.351	0.000	0.000	28.134	3.175	451.289	372.629
12-2024	0.727	1.0	0.15	27.351	0.000	0.000	28.078	1.006	452.294	372.988
12-2025
12-2026
12-2027

S Tot	19.662			314.536	0.000	0.000	334.199	452.294	452.294	372.988
After	0.000			0.000	0.000	0.000	0.000	0.000	452.294	372.988
Total	19.662			314.536	0.000	0.000	334.199	452.294	452.294	372.988

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	407.736
Oil Rate	2,491.	216.	bbls/mo	78.3%	1.25	7.0%	0.	0.	$/w/mo	Expense	15.0000	15.0000	10.00	372.988
Gas Rate	5,320.	462.	Mcf/mo	78.3%	1.25	7.1%	15,195.	15,195.	$/mo				15.00	345.204
GOR	2,130.	2,130.	scf/bbl							Revenue			20.00	322.508
NGL Rate	0.	0.	bbls/mo							Oil	11.5396	11.5396	25.00	303.625
NGL Yield	0.0	0.0	bbl/MMcf							Gas	11.5396	11.5396	30.00	287.665

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%										LOCATION: HOTCHKISS A-17
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

										6 Months in first year			11.500 Year Life (01/2025)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 32	DEFAULT 07/08/2013	11:09:01
OIL PDP
Table 11
Cawley, Gillespie & Associates, Inc.

Figure 12

DECKER OPERATING -- SHELDON UNIT 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			06/2013 Cumulatives	18.66 Year Life (03/2032) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	3,843.	77.7	1.25	7.1	201.	Initial	Final	Oil - mbbls	30.7	135.6	166.3	10.211 NI	13.851	1,228.020	63.332	403.738	820.797	612.514
Gas - mcf/mo	5,472.	77.7	1.25	7.1	286.	1,420.	1,420.	Gas - mmcf	42.3	193.0	235.3	13.365 WI	19.710	91.246	31.398	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: SEC: BLK: SRV:D
Reservoir : WOODBINE

SHELDON UNIT 1H
SEC: BLK: SRV:D
TX 03 OIL 142,030,P55651

• ⊕ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 01/2013 First Data 01/2013 Last Data 05/2013
07 / 08 / 2013 11 : 14 : 25 21 API 42313309500000

KJM G:\CGA3216\ARIESW\pdp.out
(DEFAULT) ASN 30

Cawley, Gillespie & Associates, Inc.

Table 12

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

DECKER OPERATING — SHELDON UNIT 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	18.5		26.3	0.0	1.886	2.683	0.000	88.660	4.629	0.000
12-2014	21.6		30.8	0.0	2.208	3.142	0.000	88.660	4.629	0.000
12-2015	14.2		20.2	0.0	1.453	2.068	0.000	88.660	4.629	0.000
12-2016	10.9		15.4	0.0	1.108	1.577	0.000	88.660	4.629	0.000
12-2017	8.9		12.6	0.0	0.906	1.290	0.000	88.660	4.629	0.000

12-2018	7.6		10.8	0.0	0.772	1.099	0.000	88.660	4.629	0.000
12-2019	6.6		9.4	0.0	0.676	0.961	0.000	88.660	4.629	0.000
12-2020	5.9		8.4	0.0	0.603	0.858	0.000	88.660	4.629	0.000
12-2021	5.3		7.6	0.0	0.545	0.776	0.000	88.660	4.629	0.000
12-2022	4.9		7.0	0.0	0.499	0.710	0.000	88.660	4.629	0.000

12-2023	4.5		6.4	0.0	0.461	0.656	0.000	88.660	4.629	0.000
12-2024	4.2		6.0	0.0	0.428	0.609	0.000	88.660	4.629	0.000
12-2025	3.9		5.5	0.0	0.398	0.566	0.000	88.660	4.629	0.000
12-2026	3.6		5.2	0.0	0.370	0.527	0.000	88.660	4.629	0.000
12-2027	3.4		4.8	0.0	0.344	0.490	0.000	88.660	4.629	0.000

S Tot	124.0		176.4	0.0	12.657	18.012	0.000	88.660	4.629	0.000
After	11.7		16.6	0.0	1.193	1.698	0.000	88.660	4.629	0.000
Total	135.6		193.0	0.0	13.851	19.710	0.000	88.660	4.629	0.000

Cum	30.7		42.3
Ult	166.3		235.3

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	167.193		12.423	0.000	0.000	179.617	7.691	0.932	0.000	170.994
12-2014	195.771		14.546	0.000	0.000	210.318	9.005	1.091	0.000	200.221
12-2015	128.819		9.572	0.000	0.000	138.391	5.926	0.718	0.000	131.747
12-2016	98.271		7.302	0.000	0.000	105.573	4.520	0.548	0.000	100.504
12-2017	80.360		5.971	0.000	0.000	86.331	3.697	0.448	0.000	82.187

12-2018	68.452		5.086	0.000	0.000	73.538	3.149	0.381	0.000	70.008
12-2019	59.902		4.451	0.000	0.000	64.353	2.755	0.334	0.000	61.263
12-2020	53.434		3.970	0.000	0.000	57.404	2.458	0.298	0.000	54.648
12-2021	48.352		3.593	0.000	0.000	51.945	2.224	0.269	0.000	49.451
12-2022	44.244		3.287	0.000	0.000	47.531	2.035	0.247	0.000	45.249

12-2023	40.846		3.035	0.000	0.000	43.881	1.879	0.228	0.000	41.774
12-2024	37.944		2.819	0.000	0.000	40.763	1.745	0.211	0.000	38.806
12-2025	35.288		2.622	0.000	0.000	37.910	1.623	0.197	0.000	36.090
12-2026	32.817		2.438	0.000	0.000	35.256	1.510	0.183	0.000	33.563
12-2027	30.520		2.268	0.000	0.000	32.788	1.404	0.170	0.000	31.214

S Tot	1,122.213		83.384	0.000	0.000	1,205.597	51.622	6.254	0.000	1,147.721
After	105.807		7.862	0.000	0.000	113.669	4.867	0.590	0.000	108.212
Total	1,228.020		91.246	0.000	0.000	1,319.266	56.489	6.843	0.000	1,255.933

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10.% M$
12-2013	4.275	1.0	0.13	10.814	0.000	0.000	15.089	155.905	155.905	152.577
12-2014	5.006	1.0	0.13	21.629	0.000	0.000	26.634	173.587	329.491	311.195
12-2015	3.294	1.0	0.13	21.629	0.000	0.000	24.923	106.825	436.316	399.780
12-2016	2.513	1.0	0.13	21.629	0.000	0.000	24.141	76.363	512.679	457.307
12-2017	2.055	1.0	0.13	21.629	0.000	0.000	23.684	58.503	571.182	497.357

12-2018	1.750	1.0	0.13	21.629	0.000	0.000	23.379	46.629	617.811	526.369
12-2019	1.532	1.0	0.13	21.629	0.000	0.000	23.160	38.103	655.914	547.918
12-2020	1.366	1.0	0.13	21.629	0.000	0.000	22.995	31.653	687.567	564.190
12-2021	1.236	1.0	0.13	21.629	0.000	0.000	22.865	26.586	714.153	576.614
12-2022	1.131	1.0	0.13	21.629	0.000	0.000	22.760	22.489	736.643	586.168

12-2023	1.044	1.0	0.13	21.629	0.000	0.000	22.673	19.101	755.744	593.544
12-2024	0.970	1.0	0.13	21.629	0.000	0.000	22.599	16.207	771.951	599.234
12-2025	0.902	1.0	0.13	21.629	0.000	0.000	22.531	13.559	785.510	603.563
12-2026	0.839	1.0	0.13	21.629	0.000	0.000	22.468	11.095	796.605	606.783
12-2027	0.780	1.0	0.13	21.629	0.000	0.000	22.409	8.805	805.410	609.107

S Tot	28.693			313.618	0.000	0.000	342.311	805.410	805.410	609.107
After	2.705			90.120	0.000	0.000	92.826	15.387	820.797	612.514
Total	31.398			403.738	0.000	0.000	435.137	820.797	820.797	612.514

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	697.492
Oil Rate	3,845.	200.	bbls/mo	77.8%	1.25	7.1%	0.	0.	$/w/mo	Expense	13.3650	13.3650	10.00	612.514
Gas Rate	5,472.	285.	Mcf/mo	77.8%	1.25	7.1%	13,486.	13,486.	$/mo				15.00	550.732
GOR	1,420.	1,420.	scf/bbl							Revenue			20.00	503.826
NGL Rate	0.	0.	bbls/mo							Oil	10.2112	10.2112	25.00	466.948
NGL Yield	0.0	0.0	bbl/MMcf							Gas	10.2112	10.2112	30.00	437.125

Gas Shrinkage	0.0	0.0	%									LOCATION: SEC: BLK: SRV:D
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

										6 Months in first year			18.667 Year Life (03/2032)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 30	DEFAULT 07/08/2013	11:09:01

OIL PDP
Table 12
Cawley, Gillespie & Associates, Inc.

Figure 13
ENERGY & EXPLORATION PAR -- THEISS 1
HILLTOP RESORT (BOSSIER) FIELD
MADISON COUNTY, TEXAS

Reserve Category : PDP

As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	YIELD - bbls/mmcf Initial	Final
Oil - bbls/mo	0.	0.0	0.00	0.0	0.	Initial	Final
Gas - mcf/mo	0.	0.0	0.00	0.0	0.	0.0	0.0

	06/2013 Cumulatives	0.0 Year Life (07/2013) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc @10.0% M$
Oil - mbbls	0.1	0.0	0.1	80.340	NI	0.000	0.000	0.000	0.000	0.000	0.000
Gas - mmcf	30.0	0.0	30.0	100.000	WI	0.000	0.000	0.000	0.000		

GAS (mcf/mo)
OIL (bbls/mo)
Wellcount
1,000.
100.
100.
100.
10.
10.
10.
1.
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
NON-COMMERCIAL
TIME (years)

LOCATION: SEC: BLK: SRV:S
Reservoir : BOSSIER

● ⊕ ✻ -- Annual Averages   Perfs: 17794 - 17848   Status:
First Production 01/2008   First Data 01/2008   Last Data 05/2013
07 / 08 / 2013   11 : 14 : 25   21   API: 42313308170000

Cawley, Gillespie & Associates, Inc.

THEISS 1
SEC: BLK: SRV:S
TX 05 GAS 242,050,254136

KJM G:\CGA3216\ARIESW \pdp.out
(DEFAULT) ASN 7

Table 13

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — THEISS 1

HILLTOP RESORT (BOSSIER) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF	Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
After	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.0	0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000

Cum	0.1	30.0
Ult	0.1	30.0

(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$	NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

(21)	(22)	(23) (24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count	Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013
12-2014
12-2015
12-2016
12-2017

12-2018
12-2019
12-2020
12-2021
12-2022

12-2023
12-2024
12-2025
12-2026
12-2027

S Tot	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000
After	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	0.000
Gas Rate	0.	0.	Mcf/mo	0.0%	0.00	0.0%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	0.000
Oil Rate	0.	0.	bbls/mo	0.0%	0.00	0.0%							15.00	0.000
NGL Rate	0.	0.	bbls/mo							Revenue			20.00	0.000
Cond Yield	0.0	0.0	bbl/MMcf							Oil	80.3405	80.3405	25.00	0.000
NGL Yield	0.0	0.0	bbl/MMcf							Gas	80.3405	80.3405	30.00	0.000

Gas Shrinkage	0.0	0.0%											LOCATION: SEC: BLK: SRV:S
Oil Severance	0.0	0.0%
Gas Severance	0.0	0.0%
NGL Severance	0.0	0.0%
Ad Valorem	0.0		%

										6 Months in first year			0.000 Year Life (07/2013)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 7	DEFAULT 07/08/2013	11:09:01

GAS PDP
Table 13

Cawley, Gillespie & Associates, Inc.

Reserve Category : PDP

As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			06/2013 Cumulatives	24.00 Year Life (07/2037) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	2,999.	88.8	1.26	7.1	82.	Initial	Final	Oil - mbbls	53.0	92.2	145.3	80.338 NI	74.077	6,599.562	305.739	1,594.573	4,569.977	3,255.758
Gas - mcf/mo	2,219.	88.8	1.26	7.1	61.	740.	740.	Gas - mmcf	18.9	68.2	87.1	100.000 WI	27.738	28.792	158.065	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
TIME (years)

LOCATION: SEC: BLK: SRV:S
Reservoir : WOODBINE A

THEISS A 1H 1H
SEC: BLK: SRV:S
TX 03 OIL 142,030,025730

• ⊛ ❄ -- Annual Averages Perfs: 8048 - 8294 Status:
First Production 11/2011 First Data 11/2011 Last Data 05/2013
07 / 08 / 2013 11 : 14 : 25 21 API: 423133087900

KJM G:\CGA3216\ARIESW\pdp.out
(DEFAULT) ASN 10

Cawley, Gillespie & Associates, Inc.

Table 14

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — THEISS A 1H

MADISONVILLE WEST (WOODBINE A) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	13.5		10.0	0.0	10.829	4.055	0.000	89.090	1.038	0.000
12-2014	14.2		10.5	0.0	11.382	4.262	0.000	89.090	1.038	0.000
12-2015	8.9		6.6	0.0	7.172	2.685	0.000	89.090	1.038	0.000
12-2016	6.7		5.0	0.0	5.381	2.015	0.000	89.090	1.038	0.000
12-2017	5.4		4.0	0.0	4.361	1.633	0.000	89.090	1.038	0.000

12-2018	4.6		3.4	0.0	3.694	1.383	0.000	89.090	1.038	0.000
12-2019	4.0		3.0	0.0	3.220	1.206	0.000	89.090	1.038	0.000
12-2020	3.6		2.6	0.0	2.865	1.073	0.000	89.090	1.038	0.000
12-2021	3.2		2.4	0.0	2.587	0.969	0.000	89.090	1.038	0.000
12-2022	2.9		2.2	0.0	2.363	0.885	0.000	89.090	1.038	0.000

12-2023	2.7		2.0	0.0	2.179	0.816	0.000	89.090	1.038	0.000
12-2024	2.5		1.9	0.0	2.022	0.757	0.000	89.090	1.038	0.000
12-2025	2.3		1.7	0.0	1.881	0.704	0.000	89.090	1.038	0.000
12-2026	2.2		1.6	0.0	1.749	0.655	0.000	89.090	1.038	0.000
12-2027	2.0		1.5	0.0	1.627	0.609	0.000	89.090	1.038	0.000

S Tot	78.8		58.3	0.0	63.311	23.706	0.000	89.090	1.038	0.000
After	13.4		9.9	0.0	10.766	4.031	0.000	89.090	1.038	0.000
Total	92.2		68.2	0.0	74.077	27.738	0.000	89.090	1.038	0.000
Cum	53.0		18.9
Ult	145.3		87.1

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	964.728		4.209	0.000	0.000	968.936	44.377	0.316	0.000	924.243
12-2014	1,013.988		4.424	0.000	0.000	1,018.412	46.643	0.332	0.000	971.436
12-2015	638.947		2.788	0.000	0.000	641.734	29.392	0.209	0.000	612.134
12-2016	479.390		2.091	0.000	0.000	481.482	22.052	0.157	0.000	459.273
12-2017	388.538		1.695	0.000	0.000	390.233	17.873	0.127	0.000	372.233

12-2018	329.120		1.436	0.000	0.000	330.556	15.140	0.108	0.000	315.309
12-2019	286.910		1.252	0.000	0.000	288.162	13.198	0.094	0.000	274.870
12-2020	255.218		1.113	0.000	0.000	256.331	11.740	0.084	0.000	244.508
12-2021	230.457		1.005	0.000	0.000	231.462	10.601	0.075	0.000	220.786
12-2022	210.522		0.918	0.000	0.000	211.440	9.684	0.069	0.000	201.687

12-2023	194.092		0.847	0.000	0.000	194.938	8.928	0.064	0.000	185.947
12-2024	180.180		0.786	0.000	0.000	180.966	8.288	0.059	0.000	172.618
12-2025	167.566		0.731	0.000	0.000	168.297	7.708	0.055	0.000	160.534
12-2026	155.837		0.680	0.000	0.000	156.516	7.168	0.051	0.000	149.297
12-2027	144.928		0.632	0.000	0.000	145.560	6.667	0.047	0.000	138.846

S Tot	5,640.419		24.607	0.000	0.000	5,665.027	259.459	1.846	0.000	5,403.722
After	959.143		4.184	0.000	0.000	963.327	44.121	0.314	0.000	918.893
Total	6,599.562		28.792	0.000	0.000	6,628.354	303.580	2.159	0.000	6,322.615

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013	23.106	1.0	1.00	37.217	0.000	0.000	60.323	863.920	863.920	845.943
12-2014	24.286	1.0	1.00	70.011	0.000	0.000	94.297	877.139	1,741.060	1,647.749
12-2015	15.303	1.0	1.00	68.199	0.000	0.000	83.502	528.631	2,269.691	2,086.123
12-2016	11.482	1.0	1.00	67.428	0.000	0.000	78.910	380.363	2,650.054	2,372.634
12-2017	9.306	1.0	1.00	66.989	0.000	0.000	76.295	295.938	2,945.992	2,575.197

12-2018	7.883	1.0	1.00	66.702	0.000	0.000	74.585	240.724	3,186.716	2,724.948
12-2019	6.872	1.0	1.00	66.498	0.000	0.000	73.370	201.500	3,388.217	2,838.882
12-2020	6.113	1.0	1.00	66.345	0.000	0.000	72.458	172.050	3,560.267	2,927.309
12-2021	5.520	1.0	1.00	66.225	0.000	0.000	71.745	149.041	3,709.307	2,996.939
12-2022	5.042	1.0	1.00	66.129	0.000	0.000	71.171	130.516	3,839.823	3,052.367

12-2023	4.649	1.0	1.00	66.050	0.000	0.000	70.698	115.248	3,955.072	3,096.859
12-2024	4.315	1.0	1.00	65.983	0.000	0.000	70.298	102.320	4,057.392	3,132.769
12-2025	4.013	1.0	1.00	65.922	0.000	0.000	69.935	90.599	4,147.992	3,161.676
12-2026	3.732	1.0	1.00	65.865	0.000	0.000	69.597	79.700	4,227.691	3,184.795
12-2027	3.471	1.0	1.00	65.812	0.000	0.000	69.283	69.563	4,297.254	3,203.140

S Tot	135.093			971.375	0.000	0.000	1,106.468	4,297.254	4,297.254	3,203.140
After	22.972			623.198	0.000	0.000	646.170	272.723	4,569.977	3,255.758
Total	158.065			1,594.573	0.000	0.000	1,752.638	4,569.977	4,569.977	3,255.758

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	3,767.470
Oil Rate	2,998.	81.	bbls/mo	88.9%	1.26	7.1%	5,426.	5,426.	$/w/mo	Expense	100.0000	100.0000	10.00	3,255.758
Gas Rate	2,219.	60.	Mcf/mo	88.9%	1.26	7.1%							15.00	2,902.977
GOR	740.	740.	scf/bbl							Revenue			20.00	2,644.601
NGL Rate	0.	0.	bbls/mo							Oil	80.3388	80.3388	25.00	2,446.357
NGL Yield	0.0	0.0	bbl/MMcf							Gas	80.3388	80.3388	30.00	2,288.686

Gas Shrinkage	49.4	49.4	%
Oil Severance	4.6	4.6	%										LOCATION: SEC: BLK: SRV:S
Gas Severance	7.5	7.5	%
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

										6 Months in first year			24.000 Year Life (07/2037)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 10	DEFAULT 07/08/2013	11:09:01

OIL PDP
Table 14

Cawley, Gillespie & Associates, Inc.

Figure 15

ENERGY & EXPLORATION PAR -- WC BULLARD A 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PDP — As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	GOR - scf/bbl Final
Oil - bbls/mo	1,428.	40.7	1.20	6.0	152.		
Gas - mcf/mo	5,714.	40.7	1.20	6.0	607.	4,000.	4,000.

	06/2013 Cumulatives	19.75 Year Life (04/2033) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc @10.0% M$
Oil - mbbls	98.4	90.0	188.4	77.000 NI	69.305	6,170.934	339.723	2,712.610	3,698.997	2,598.034
Gas - mmcf	360.4	360.0	720.4	100.000 WI	266.409	744.795	164.400	0.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
TIME (years)

LOCATION: SEC: BLK: SRV:L
Reservoir : WOODBINE

● ⊕ ✳ -- Annual Averages Perfs: 8879 - 9129 Status:
First Production 09/2011 First Data 09/2011 Last Data 05/2013
07 / 08 / 2013 11 : 14 : 25 21 API: 4231330869

WC BULLARD A 1H
SEC: BLK: SRV:L
TX 03 OIL 142,030,025873

KJM G:\CGA3216\ARIESW\pdp.out
(DEFAULT) ASN 8

Cawley, Gillespie & Associates, Inc.

Table 15

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Developed Producing Reserves

ENERGY & EXPLORATION PARTNE — WC BULLARD A 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	7.8		31.2	0.0	6.000	23.063	0.000	89.040	2.796	0.000
12-2014	11.8		47.1	0.0	9.075	34.883	0.000	89.040	2.796	0.000
12-2015	8.9		35.8	0.0	6.884	26.462	0.000	89.040	2.796	0.000
12-2016	7.3		29.1	0.0	5.600	21.526	0.000	89.040	2.796	0.000
12-2017	6.2		24.7	0.0	4.748	18.250	0.000	89.040	2.796	0.000

12-2018	5.4		21.5	0.0	4.137	15.904	0.000	89.040	2.796	0.000
12-2019	4.8		19.1	0.0	3.677	14.134	0.000	89.040	2.796	0.000
12-2020	4.3		17.2	0.0	3.316	12.746	0.000	89.040	2.796	0.000
12-2021	3.9		15.7	0.0	3.025	11.627	0.000	89.040	2.796	0.000
12-2022	3.6		14.5	0.0	2.785	10.704	0.000	89.040	2.796	0.000

12-2023	3.4		13.4	0.0	2.583	9.928	0.000	89.040	2.796	0.000
12-2024	3.1		12.5	0.0	2.411	9.266	0.000	89.040	2.796	0.000
12-2025	2.9		11.7	0.0	2.261	8.692	0.000	89.040	2.796	0.000
12-2026	2.8		11.0	0.0	2.126	8.170	0.000	89.040	2.796	0.000
12-2027	2.6		10.4	0.0	1.998	7.680	0.000	89.040	2.796	0.000

S Tot	78.7		314.9	0.0	60.623	233.036	0.000	89.040	2.796	0.000
After	11.3		45.1	0.0	8.682	33.373	0.000	89.040	2.796	0.000
Total	90.0		360.0	0.0	69.305	266.409	0.000	89.040	2.796	0.000

Cum	98.4		360.4
Ult	188.4		720.4

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	534.206		64.476	0.000	0.000	598.682	24.573	4.836	0.000	569.273
12-2014	807.998		97.521	0.000	0.000	905.518	37.168	7.314	0.000	861.037
12-2015	612.953		73.980	0.000	0.000	686.933	28.196	5.548	0.000	653.188
12-2016	498.613		60.180	0.000	0.000	558.792	22.936	4.513	0.000	531.343
12-2017	422.738		51.022	0.000	0.000	473.760	19.446	3.827	0.000	450.487

12-2018	368.391		44.463	0.000	0.000	412.854	16.946	3.335	0.000	392.573
12-2019	327.384		39.513	0.000	0.000	366.898	15.060	2.963	0.000	348.874
12-2020	295.248		35.635	0.000	0.000	330.883	13.581	2.673	0.000	314.629
12-2021	269.327		32.506	0.000	0.000	301.833	12.389	2.438	0.000	287.006
12-2022	247.940		29.925	0.000	0.000	277.865	11.405	2.244	0.000	264.215

12-2023	229.966		27.756	0.000	0.000	257.722	10.578	2.082	0.000	245.061
12-2024	214.631		25.905	0.000	0.000	240.536	9.873	1.943	0.000	228.720
12-2025	201.344		24.301	0.000	0.000	225.645	9.262	1.823	0.000	214.561
12-2026	189.256		22.842	0.000	0.000	212.098	8.706	1.713	0.000	201.679
12-2027	177.901		21.472	0.000	0.000	199.372	8.183	1.610	0.000	189.579

S Tot	5,397.897	651.494		0.000	0.000	6,049.391	248.303	48.862	0.000	5,752.226
After	773.037		93.301	0.000	0.000	866.338	35.560	6.998	0.000	823.781
Total	6,170.934	744.795		0.000	0.000	6,915.729	283.863	55.860	0.000	6,576.006

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013	14.232	1.0	1.00	83.925	0.000	0.000	98.157	471.116	471.116	460.522
12-2014	21.526	1.0	1.00	157.342	0.000	0.000	178.868	682.168	1,153.284	1,082.787
12-2015	16.330	1.0	1.00	149.472	0.000	0.000	165.802	487.386	1,640.671	1,486.668
12-2016	13.284	1.0	1.00	144.859	0.000	0.000	158.142	373.200	2,013.871	1,767.701
12-2017	11.262	1.0	1.00	141.797	0.000	0.000	153.059	297.427	2,311.298	1,971.264

12-2018	9.814	1.0	1.00	139.604	0.000	0.000	149.419	243.154	2,554.453	2,122.529
12-2019	8.722	1.0	1.00	137.950	0.000	0.000	146.672	202.203	2,756.656	2,236.870
12-2020	7.866	1.0	1.00	136.653	0.000	0.000	144.519	170.110	2,926.765	2,324.312
12-2021	7.175	1.0	1.00	135.607	0.000	0.000	142.782	144.224	3,070.990	2,391.705
12-2022	6.605	1.0	1.00	134.744	0.000	0.000	141.350	122.865	3,193.855	2,443.896

12-2023	6.127	1.0	1.00	134.019	0.000	0.000	140.146	104.916	3,298.771	2,484.412
12-2024	5.718	1.0	1.00	133.400	0.000	0.000	139.118	89.602	3,388.373	2,515.867
12-2025	5.364	1.0	1.00	132.864	0.000	0.000	138.228	76.333	3,464.706	2,540.230
12-2026	5.042	1.0	1.00	132.376	0.000	0.000	137.418	64.261	3,528.967	2,558.877
12-2027	4.739	1.0	1.00	131.918	0.000	0.000	136.658	52.921	3,581.887	2,572.841

S Tot	143.806			2,026.533	0.000	0.000	2,170.338	3,581.887	3,581.887	2,572.841
After	20.595			686.077	0.000	0.000	706.671	117.109	3,698.997	2,598.034
Total	164.400			2,712.610	0.000	0.000	2,877.010	3,698.997	3,698.997	2,598.034

Evaluation Parameters (Gross)							Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units		Initial	Final	5.00	3,039.866
Oil Rate	1,428.	151.	bbls/mo	40.7%	1.20	6.0%	10,395.	10,395.	$/w/mo	Expense	100.0000	100.0000	10.00	2,598.035
Gas Rate	5,713.	607.	Mcf/mo	40.7%	1.20	6.0%							15.00	2,284.260
GOR	4,000.	4,000.	scf/bbl							Revenue			20.00	2,050.769
NGL Rate	0.	0.	bbls/mo							Oil	77.0000	77.0000	25.00	1,870.360
NGL Yield	0.0	0.0	bbl/MMcf							Gas	77.0000	77.0000	30.00	1,726.667

Gas Shrinkage	3.9	3.9	%
Oil Severance	4.6	4.6	%										LOCATION: SEC: BLK: SRV:L
Gas Severance	7.5	7.5	%
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

										6 Months in first year			19.750 Year Life (04/2033)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 8	DEFAULT 07/08/2013	11:09:01

OIL PDP
Table 15

Cawley, Gillespie & Associates, Inc.

Table I - Proved Undeveloped

Composite of Reserve Estimates and Economic Forecasts

Energy & Exploration Partners LLC Interests

Various Counties, Texas

Proved Undeveloped Reserves

As of June 30, 2013

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas		Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production		Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF		MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	142.5		99.2	0.0	99.186	70.757	0.000	88.660	4.629	0.000
12-2014	465.2		584.2	0.0	288.190	369.614	0.000	88.725	3.577	0.000
12-2015	348.5		446.2	0.0	192.840	249.618	0.000	88.726	3.575	0.000
12-2016	226.6		261.5	0.0	127.392	144.510	0.000	88.708	3.746	0.000
12-2017	171.9		187.4	0.0	97.074	102.293	0.000	88.699	3.859	0.000

12-2018	140.0		147.3	0.0	79.184	79.625	0.000	88.693	3.941	0.000
12-2019	118.9		122.1	0.0	67.259	65.519	0.000	88.689	4.004	0.000
12-2020	103.7		104.8	0.0	58.692	55.908	0.000	88.686	4.055	0.000
12-2021	92.2		92.2	0.0	52.213	48.947	0.000	88.683	4.097	0.000
12-2022	83.3		82.5	0.0	47.128	43.676	0.000	88.681	4.132	0.000

12-2023	76.0		74.9	0.0	43.021	39.548	0.000	88.680	4.162	0.000
12-2024	70.0		68.8	0.0	39.627	36.227	0.000	88.679	4.189	0.000
12-2025	63.3		56.0	0.0	35.466	27.819	0.000	88.665	4.498	0.000
12-2026	58.3		50.0	0.0	32.571	24.245	0.000	88.660	4.629	0.000
12-2027	54.2		46.8	0.0	30.291	22.769	0.000	88.660	4.629	0.000

S Tot	2,214.8	2,424.1		0.0	1,290.133	1,381.076	0.000	88.700	3.853	0.000
After	538.7		484.7	0.0	314.212	256.294	0.000	88.660	4.629	0.000
Total	2,753.5	2,908.8		0.0	1,604.344	1,637.370	0.000	88.692	3.974	0.000

Cum	0.0		0.0
Ult	2,753.5	2,908.8

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas		NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue		Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013	8,793.847	327.569		0.000	0.000	9,121.416	404.517	24.568	0.000	8,692.332
12-2014	25,569.703	1,322.025		0.000	0.000	26,891.730	1,176.206	99.152	0.000	25,616.371
12-2015	17,109.893	892.282		0.000	0.000	18,002.176	787.055	66.921	0.000	17,148.197
12-2016	11,300.655	541.269		0.000	0.000	11,841.922	519.830	40.595	0.000	11,281.498
12-2017	8,610.309	394.709		0.000	0.000	9,005.017	396.074	29.603	0.000	8,579.340

12-2018	7,023.019	313.783		0.000	0.000	7,336.803	323.059	23.534	0.000	6,990.209
12-2019	5,965.138	262.340		0.000	0.000	6,227.477	274.396	19.675	0.000	5,933.405
12-2020	5,205.146	226.697		0.000	0.000	5,431.843	239.437	17.002	0.000	5,175.404
12-2021	4,630.460	200.520		0.000	0.000	4,830.980	213.001	15.039	0.000	4,602.940
12-2022	4,179.371	180.468		0.000	0.000	4,359.838	192.251	13.535	0.000	4,154.052

12-2023	3,815.075	164.610		0.000	0.000	3,979.686	175.493	12.346	0.000	3,791.846
12-2024	3,514.031	151.744		0.000	0.000	3,665.775	161.645	11.381	0.000	3,492.749
12-2025	3,144.577	125.122		0.000	0.000	3,269.700	144.651	9.384	0.000	3,115.665
12-2026	2,887.731	112.244		0.000	0.000	2,999.975	132.836	8.418	0.000	2,858.721
12-2027	2,685.590	105.408		0.000	0.000	2,790.997	123.537	7.906	0.000	2,659.555

S Tot	114,434.539	5,320.790		0.000	0.000	119,755.344	5,263.988	399.059	0.000	114,092.305
After	27,857.994	1,186.508		0.000	0.000	29,044.502	1,281.468	88.988	0.000	27,674.051
Total	142,292.531	6,507.297		0.000	0.000	148,799.844	6,545.456	488.047	0.000	141,766.359

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells Gross Net		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013	217.308	5.0	4.53	693.908	0.000	34,043.422	34,954.637	-26,262.307	-26,262.307	-26,322.074
12-2014	640.409	9.0	6.79	2,041.529	0.000	17,050.096	19,732.033	5,884.337	-20,377.969	-21,288.264
12-2015	428.705	9.0	6.79	1,606.524	0.000	0.000	2,035.229	15,112.970	-5,264.998	-8,738.189
12-2016	282.037	9.0	6.79	1,304.443	0.000	0.000	1,586.481	9,695.017	4,430.019	-1,431.621
12-2017	214.483	9.0	6.79	1,157.591	0.000	0.000	1,372.075	7,207.265	11,637.284	3,502.720

12-2018	174.755	9.0	6.79	1,068.856	0.000	0.000	1,243.611	5,746.598	17,383.883	7,077.931
12-2019	148.335	9.0	6.79	1,008.839	0.000	0.000	1,157.174	4,776.231	22,160.111	9,778.598
12-2020	129.385	9.0	6.79	965.286	0.000	0.000	1,094.671	4,080.733	26,240.846	11,875.863
12-2021	115.074	9.0	6.79	932.111	0.000	0.000	1,047.184	3,555.756	29,796.602	13,536.968
12-2022	103.851	9.0	6.79	905.929	0.000	0.000	1,009.780	3,144.272	32,940.875	14,872.175

12-2023	94.796	9.0	6.79	884.699	0.000	0.000	979.495	2,812.351	35,753.223	15,957.777
12-2024	87.319	9.0	6.79	867.104	0.000	0.000	954.423	2,538.326	38,291.547	16,848.473
12-2025	77.892	9.0	6.79	728.800	0.000	0.000	806.692	2,308.973	40,600.520	17,584.977
12-2026	71.468	8.0	5.79	674.797	0.000	0.000	746.265	2,112.457	42,712.977	18,197.543
12-2027	66.489	8.0	5.79	663.054	0.000	0.000	729.542	1,930.012	44,642.988	18,706.332

S Tot	2,852.307			15,503.470	0.000	51,093.516	69,449.305	44,642.988	44,642.988	18,706.332
After	691.851			12,267.587	0.000	0.000	12,959.437	14,714.610	59,357.598	20,964.010
Total	3,544.158			27,771.057	0.000	51,093.516	82,408.742	59,357.602	59,357.598	20,964.010

SEC June 30, 2013 Prices			Percent	Cum. Disc.
	Cushing WTI	Henry Hub	5.00	34,731.625
Year	Oil $/STB	Gas $/MMBTU	10.00	20,964.008
2013	91.60	3.46	15.00	12,199.781
Thereafter	Flat	Flat	20.00	6,101.738
Cap	91.60	3.46	25.00	1,590.445
			30.00	-1,895.412

6     Months in first year     36.250 Year Life (10/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	07/08/2013	11:09:03
Summary

Cawley, Gillespie & Associates, Inc.

Table II - Proved Undeveloped

Lease Reserve Summary

Energy & Exploration Partners LLC Interests

Various Counties, Texas

Proved Undeveloped Reserves

As of June 30, 2013

						Current Interest	WellCnt Life	Ultimate Recovery	Gross Reserves	Net Reserves	Oil Revenue Gas Revenue	Prod Tax Adv. Tax	Expenses Investments	Future Net Cash Flow	Cash Flow Disc. @ 10.0
OPERATOR
LEASE NAME
Table	Class	Major	Well No.	Start Date	ASN	%		MBBL /MMCF			M$ / M$	M$ / M$	M$ / M$	M$	M$
HALLIDAY(WOODBINE)— LEON COUNTY, TEXAS
ENERGY & EXPLORATION
BLAZING SADDLE 1H						59.1670 NI	1	353.1	353.1	208.9	18,522.0	897.0	3,714.8	8,121.4	2,937.1
1	PUD	Oil		10/13	41	78.8894 WI	35.8	218.8	218.8	129.4	599.2	455.6	5,932.5
BUCKAROO 1H						75.1948 NI	1	353.1	353.1	265.5	23,539.5	1,139.9	4,708.9	10,353.2	3,786.8
2	PUD	Oil		09/13	38	100.0000 WI	35.8	218.8	218.8	164.5	761.5	579.0	7,520.0
COW TOWN 1H						75.1948 NI	1	353.1	353.1	265.5	23,539.5	1,139.9	4,708.9	10,353.2	3,756.8
3	PUD	Oil		10/13	40	100.0000 WI	35.8	218.8	218.8	164.5	761.5	579.0	7,520.0
WILD CARD 1H						55.3618 NI	1	353.1	353.1	195.5	17,330.8	839.3	3,475.9	7,599.1	2,726.5
4	PUD	Oil		11/13	42	73.8157 WI	35.8	218.8	218.8	121.1	560.7	426.3	5,550.9
MADISONVILLE, W (WOODBINE) — MADISON COUNTY, TEXAS
ENERGY & EXPLORATION
RASCO UNIT 1H						81.2682 NI	1	305.7	305.7	248.4	22,025.9	1,048.6	3,904.3	9,488.3	2,964.3
5	PUD	Oil		07/14	43	100.0000 WI	35.0	125.3	125.3	101.9	471.5	536.2	7,520.0
HALLIDAY (WOODBINE) — MADISON COUNTY, TEXAS
DECKER OPERATING
SHELDON UNIT 2H						10.2112 NI	1	281.8	281.8	28.8	2,551.2	130.3	575.0	949.1	304.9
6	PUD	Oil		08/14	33	13.3650 WI	26.5	366.3	366.3	37.4	173.2	64.8	1,005.0
SHELDON UNIT 3H						10.2112 NI	1	281.8	281.8	28.8	2,551.2	130.3	575.0	949.1	302.5
7	PUD	Oil		09/14	34	13.3650 WI	26.5	366.3	366.3	37.4	173.2	64.8	1,005.0
ENERGY & EXPLORATION
WALKER TEXAS RANGER 1H						76.8842 NI	1	296.3	296.3	227.8	20,195.5	1,031.8	3,867.6	8,633.7	2,784.1
8	PUD	Oil		09/13	35	100.0000 WI	34.4	385.2	385.2	296.1	1,370.9	513.4	7,520.0
ENERGY & EXPLORATION PAR
WC BULLARD A 2H						77.0000 NI	1	175.6	175.6	135.2	12,037.0	676.4	2,240.8	2,910.6	1,401.0
9	PUD	Oil		06/14	36	100.0000 WI	10.8	790.6	790.6	585.1	1,635.6	324.9	7,520.0
GRAND TOTAL							9	2,753.5	2,753.5	1,604.3	142,292.5	7,033.5	27,771.1	59,357.6	20,964.0
								2,908.8	2,908.8	1,637.4	6,507.3	3,544.2	51,093.5

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	: 7/8/2013 11:09:44 AM
TEXAS REGISTERED ENGINEERING FIRM F-693.

Cawley, Gillespie & Associates, Inc.

Figure 1

ENERGY & EXPLORATION -- BLAZING SADDLE 1H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD — As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			06/2013 Cumulatives	36.16 Year Life (09/2049) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	10,721.	87.2	1.21	7.0	119.	Initial	Final	Oil - mbbls	0.0	353.1	353.1	59.167	NI	208.911	18,522.051	896.954	3,714.813	8,121.392	2,937.096
Gas - mcf/mo	5,708.	87.0	1.23	5.4	118.	532.	995.	Gas - mmcf	0.0	218.8	218.8	78.889	WI	129.431	599.196	455.607	5,932.480		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: J MORRISON A-547
Reservoir : WOODBINE

BLAZING SADDLE 1H
MORRISON A-547
TX 03 OIL

● ⊕ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
07 / 08 / 2013 11 : 14 : 29 21 API

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3216\ARIESW\pud.out
(DEFAULT) *ASN 41*

Table 1

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PARTNE — BLAZING SADDLE 1H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
	Gross Oil	Gross Gas		Gross NGL	Net Oil	Net Gas	Net NGL	Avg Oil	Avg Gas	Avg NGL
End	Production	Production		Production	Production	Sales	Production	Price	Price	Price
Mo-Year	MBBLS	MMCF		MBBLS	MBBLS	MMCF	MBBLS	$/BBL	$/MCF	$/BBL
12-2013	28.3		15.1	0.0	16.720	8.914	0.000	88.660	4.629	0.000
12-2014	61.5		33.1	0.0	36.378	19.587	0.000	88.660	4.629	0.000
12-2015	35.3		19.3	0.0	20.859	11.435	0.000	88.660	4.629	0.000
12-2016	25.5		14.2	0.0	15.074	8.411	0.000	88.660	4.629	0.000
12-2017	20.2		11.5	0.0	11.954	6.788	0.000	88.660	4.629	0.000

12-2018	16.9		9.7	0.0	9.976	5.765	0.000	88.660	4.629	0.000
12-2019	14.5		8.5	0.0	8.600	5.058	0.000	88.660	4.629	0.000
12-2020	12.8		7.7	0.0	7.583	4.538	0.000	88.660	4.629	0.000
12-2021	11.5		7.0	0.0	6.799	4.140	0.000	88.660	4.629	0.000
12-2022	10.4		6.5	0.0	6.173	3.826	0.000	88.660	4.629	0.000

12-2023	9.6		6.0	0.0	5.661	3.570	0.000	88.660	4.629	0.000
12-2024	8.8		5.7	0.0	5.235	3.360	0.000	88.660	4.629	0.000
12-2025	8.2		5.4	0.0	4.865	3.177	0.000	88.660	4.629	0.000
12-2026	7.6		5.1	0.0	4.525	3.007	0.000	88.660	4.629	0.000
12-2027	7.1		4.8	0.0	4.208	2.846	0.000	88.660	4.629	0.000

S Tot	278.2		159.6	0.0	164.610	94.421	0.000	88.660	4.629	0.000
After	74.9		59.2	0.0	44.302	35.010	0.000	88.660	4.629	0.000
Total	353.1		218.8	0.0	208.911	129.431	0.000	88.660	4.629	0.000

Cum	0.0		0.0
Ult	353.1		218.8

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
	Oil	Gas		NGL	Other	Total	Production	Production	Production	Revenue
End	Revenue	Revenue		Revenue	Revenue	Revenue	Taxes Oil	Taxes Gas	Taxes NGL	After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013	1,482.427		41.265	0.000	0.000	1,523.692	68.192	3.095	0.000	1,452.406
12-2014	3,225.269		90.677	0.000	0.000	3,315.946	148.362	6.801	0.000	3,160.783
12-2015	1,849.340		52.937	0.000	0.000	1,902.277	85.070	3.970	0.000	1,813.237
12-2016	1,336.503		38.938	0.000	0.000	1,375.442	61.479	2.920	0.000	1,311.042
12-2017	1,059.815		31.424	0.000	0.000	1,091.239	48.751	2.357	0.000	1,040.131

12-2018	884.453		26.688	0.000	0.000	911.141	40.685	2.002	0.000	868.455
12-2019	762.493		23.414	0.000	0.000	785.907	35.075	1.756	0.000	749.076
12-2020	672.341		21.010	0.000	0.000	693.351	30.928	1.576	0.000	660.847
12-2021	602.755		19.168	0.000	0.000	621.923	27.727	1.438	0.000	592.758
12-2022	547.280		17.710	0.000	0.000	564.990	25.175	1.328	0.000	538.487

12-2023	501.930		16.529	0.000	0.000	518.459	23.089	1.240	0.000	494.131
12-2024	464.103		15.553	0.000	0.000	479.656	21.349	1.166	0.000	457.141
12-2025	431.346		14.710	0.000	0.000	446.056	19.842	1.103	0.000	425.111
12-2026	401.152		13.921	0.000	0.000	415.073	18.453	1.044	0.000	395.576
12-2027	373.071		13.175	0.000	0.000	386.246	17.161	0.988	0.000	368.096

S Tot	14,594.278	437.119		0.000	0.000	15,031.398	671.337	32.784	0.000	14,327.276
After	3,927.772	162.077		0.000	0.000	4,089.850	180.678	12.156	0.000	3,897.016
Total	18,522.051	599.196		0.000	0.000	19,121.248	852.014	44.940	0.000	18,224.293

(21)	(22)	(23) (24)		(25)	(26)	(27)	(28)	(29)	(30)	(31)
End	Ad Valorem Taxes	Wells Gross Net		Operating Expense	Other Deductions	Investment	Total Deductions	Future Net Cash Flow	Cumulative Cash Flow	Cum.Cash Flow Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013	36.310	1.0	0.79	126.715	0.000	5,932.480	6,095.505	-4,643.100	-4,643.100	-4,640.532
12-2014	79.020	1.0	0.79	305.242	0.000	0.000	384.262	2,776.521	-1,866.578	-2,099.991
12-2015	45.331	1.0	0.79	202.450	0.000	0.000	247.781	1,565.456	-301.122	-801.578
12-2016	32.776	1.0	0.79	164.024	0.000	0.000	196.800	1,114.243	813.120	37.736
12-2017	26.003	1.0	0.79	143.243	0.000	0.000	169.246	870.885	1,684.005	633.796

12-2018	21.711	1.0	0.79	130.047	0.000	0.000	151.758	716.696	2,400.701	1,079.593
12-2019	18.727	1.0	0.79	120.856	0.000	0.000	139.583	609.494	3,010.195	1,424.170
12-2020	16.521	1.0	0.79	114.055	0.000	0.000	130.576	530.271	3,540.466	1,696.664
12-2021	14.819	1.0	0.79	108.801	0.000	0.000	123.620	469.138	4,009.604	1,915.802
12-2022	13.462	1.0	0.79	104.612	0.000	0.000	118.074	420.413	4,430.017	2,094.312

12-2023	12.353	1.0	0.79	101.187	0.000	0.000	113.540	380.591	4,810.607	2,241.211
12-2024	11.429	1.0	0.79	98.331	0.000	0.000	109.760	347.381	5,157.988	2,363.096
12-2025	10.628	1.0	0.79	95.870	0.000	0.000	106.498	318.612	5,476.601	2,464.723
12-2026	9.889	1.0	0.79	93.639	0.000	0.000	103.529	292.047	5,768.648	2,549.409
12-2027	9.202	1.0	0.79	91.602	0.000	0.000	100.804	267.292	6,035.940	2,619.871

S Tot	358.182			2,000.675	0.000	5,932.480	8,291.337	6,035.940	6,035.940	2,619.871
After	97.425			1,714.139	0.000	0.000	1,811.564	2,085.452	8,121.392	2,937.096
Total	455.607			3,714.813	0.000	5,932.480	10,102.900	8,121.392	8,121.392	2,937.096

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	4,780.315
Oil Rate	10,721.	119.	bbls/mo	87.3%	1.21	7.0%	7,410.	7,410.	$/w/mo	Expense	78.8894	78.8894	10.00	2,937.096
Gas Rate	5,708.	118.	Mcf/mo	87.0%	1.23	5.4%							15.00	1,772.141
GOR	532.	995.	scf/bbl							Revenue			20.00	963.261
NGL Rate	0.	0.	bbls/mo							Oil	59.1670	59.1670	25.00	363.777
NGL Yield	0.0	0.0	bbl/MMcf							Gas	59.1670	59.1670	30.00	-101.598

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%									LOCATION: J MORRISON A-547
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

Start Date: 10/2013         3 Months in year ‘13     35.917 Year Life (09/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 41	DEFAULT 07/08/2013	11:09:02
OIL PUD
Table 1

Cawley, Gillespie & Associates, Inc.

Figure 2

ENERGY & EXPLORATION -- BUCKAROO 1H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD — As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl	
Oil - bbls/mo	10,721.	87.2	1.21	7.0	119.	Initial	Final
Gas - mcf/mo	5,708.	87.0	1.23	5.4	118.	532.	995.

	06/2013 Cumulatives	36.08 Year Life (07/2049) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	353.1	353.1	75.194 NI	265.503	23,539.494	1,139.930	4,708.889	10,353.160	3,786.793
Gas - mmcf	0.0	218.8	218.8	100.000 WI	164.492	761.513	579.027	7,520.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: J MORRISON A-547
Reservoir : WOODBINE

BUCKAROO 1H
MORRISON A-547
TX 03 OIL

● ⊕ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
07 / 08 / 2013 11 : 14 : 29 21 API

KJM G:\CGA3216\ARIESW\pud.out
(DEFAULT) *ASN 38*

Cawley, Gillespie & Associates, Inc.

Table 2

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PARTNE — BUCKAROO 1H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $ /BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	35.7		19.0	0.0	26.822	14.308	0.000	88.660	4.629	0.000
12-2014	57.6		31.1	0.0	43.319	23.360	0.000	88.660	4.629	0.000
12-2015	34.1		18.7	0.0	25.659	14.087	0.000	88.660	4.629	0.000
12-2016	24.9		13.9	0.0	18.741	10.472	0.000	88.660	4.629	0.000

12-2017	19.9		11.3	0.0	14.941	8.496	0.000	88.660	4.629	0.000
12-2018	16.6		9.6	0.0	12.509	7.239	0.000	88.660	4.629	0.000
12-2019	14.4		8.5	0.0	10.808	6.365	0.000	88.660	4.629	0.000
12-2020	12.7		7.6	0.0	9.545	5.720	0.000	88.660	4.629	0.000
12-2021	11.4		6.9	0.0	8.567	5.225	0.000	88.660	4.629	0.000

12-2022	10.4		6.4	0.0	7.786	4.832	0.000	88.660	4.629	0.000
12-2023	9.5		6.0	0.0	7.146	4.513	0.000	88.660	4.629	0.000
12-2024	8.8		5.7	0.0	6.611	4.249	0.000	88.660	4.629	0.000
12-2025	8.2		5.3	0.0	6.146	4.020	0.000	88.660	4.629	0.000
12-2026	7.6		5.1	0.0	5.716	3.804	0.000	88.660	4.629	0.000
12-2027	7.1		4.8	0.0	5.316	3.600	0.000	88.660	4.629	0.000

S Tot	278.8		160.0	0.0	209.629	120.291	0.000	88.660	4.629	0.000
After	74.3		58.8	0.0	55.874	44.201	0.000	88.660	4.629	0.000
Total	353.1		218.8	0.0	265.503	164.492	0.000	88.660	4.629	0.000

Cum	0.0		0.0
Ult	353.1		218.8

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	2,378.018		66.237	0.000	0.000	2,444.254	109.389	4.968	0.000	2,329.898
12-2014	3,840.628		108.144	0.000	0.000	3,948.772	176.669	8.111	0.000	3,763.993
12-2015	2,274.902		65.215	0.000	0.000	2,340.117	104.645	4.891	0.000	2,230.580
12-2016	1,661.535		48.479	0.000	0.000	1,710.014	76.431	3.636	0.000	1,629.948

12-2017	1,324.629		39.333	0.000	0.000	1,363.962	60.933	2.950	0.000	1,300.079
12-2018	1,109.047		33.514	0.000	0.000	1,142.561	51.016	2.514	0.000	1,089.031
12-2019	958.209		29.467	0.000	0.000	987.676	44.078	2.210	0.000	941.388
12-2020	846.245		26.483	0.000	0.000	872.728	38.927	1.986	0.000	831.815
12-2021	759.561		24.189	0.000	0.000	783.750	34.940	1.814	0.000	746.996

12-2022	690.293		22.371	0.000	0.000	712.664	31.753	1.678	0.000	679.233
12-2023	633.564		20.894	0.000	0.000	654.458	29.144	1.567	0.000	623.747
12-2024	586.167		19.672	0.000	0.000	605.839	26.964	1.475	0.000	577.400
12-2025	544.888		18.609	0.000	0.000	563.497	25.065	1.396	0.000	537.036
12-2026	506.746		17.611	0.000	0.000	524.357	23.310	1.321	0.000	499.726
12-2027	471.274		16.667	0.000	0.000	487.940	21.679	1.250	0.000	465.012

S Tot	18,585.705		556.885	0.000	0.000	19,142.588	854.942	41.766	0.000	18,245.883
After	4,953.788		204.628	0.000	0.000	5,158.416	227.874	15.347	0.000	4,915.194
Total	23,539.494	761.513		0.000	0.000	24,301.004	1,082.817	57.113	0.000	23,161.076

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013	58.247	1.0	1.00	204.208	0.000	7,520.000	7,782.456	-5,452.558	-5,452.558	-5,514.645
12-2014	94.100	1.0	1.00	367.697	0.000	0.000	461.797	3,302.196	-2,150.363	-2,494.447
12-2015	55.765	1.0	1.00	250.996	0.000	0.000	306.760	1,923.820	-226.543	-898.991
12-2016	40.749	1.0	1.00	205.146	0.000	0.000	245.894	1,384.053	1,157.510	143.503

12-2017	32.502	1.0	1.00	179.903	0.000	0.000	212.405	1,087.674	2,245.185	887.917
12-2018	27.226	1.0	1.00	163.721	0.000	0.000	190.946	898.085	3,143.270	1,446.528
12-2019	23.535	1.0	1.00	152.382	0.000	0.000	175.917	765.472	3,908.741	1,879.281
12-2020	20.795	1.0	1.00	143.956	0.000	0.000	164.752	667.063	4,575.804	2,222.065
12-2021	18.675	1.0	1.00	137.429	0.000	0.000	156.104	590.892	5,166.696	2,498.073

12-2022	16.981	1.0	1.00	132.211	0.000	0.000	149.192	530.041	5,696.737	2,723.130
12-2023	15.594	1.0	1.00	127.938	0.000	0.000	143.532	480.215	6,176.953	2,908.481
12-2024	14.435	1.0	1.00	124.369	0.000	0.000	138.804	438.596	6,615.549	3,062.370
12-2025	13.426	1.0	1.00	121.280	0.000	0.000	134.705	402.331	7,017.880	3,190.701
12-2026	12.493	1.0	1.00	118.473	0.000	0.000	130.966	368.760	7,386.640	3,297.632
12-2027	11.625	1.0	1.00	115.910	0.000	0.000	127.535	337.477	7,724.117	3,386.596

S Tot	456.147			2,545.617	0.000	7,520.000	10,521.765	7,724.117	7,724.117	3,386.596
After	122.880			2,163.272	0.000	0.000	2,286.152	2,629.043	10,353.159	3,786.793
Total	579.027			4,708.889	0.000	7,520.000	12,807.917	10,353.160	10,353.159	3,786.793

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	6,126.396
Oil Rate	10,721.	119.	bbls/mo	87.3%	1.21	7.0%	7,410.	7,410.	$/w/mo	Expense	100.0000	100.0000	10.00	3,786.792
Gas Rate	5,708.	118.	Mcf/mo	87.0%	1.23	5.4%							15.00	2,301.856
GOR	532.	995.	scf/bbl							Revenue			20.00	1,265.617
NGL Rate	0.	0.	bbls/mo							Oil	75.1948	75.1948	25.00	493.276
NGL Yield	0.0	0.0	bbl/MMcf							Gas	75.1948	75.1948	30.00	-109.981

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%									LOCATION: J MORRISON A-547
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

							Start Date: 09/2013			4 Months in year ‘13			35.916 Year Life (07/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 38	DEFAULT 07/08/2013	11:09:02
OIL PUD
Table 2
Cawley, Gillespie & Associates, Inc.

Figure 3

ENERGY & EXPLORATION -- COW TOWN 1H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD — As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			06/2013 Cumulatives	36.16 Year Life (09/2049) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	10,721.	87.2	1.21	7.0	119.	Initial	Final	Oil - mbbls	0.0	353.1	353.1	75.194 NI	265.503	23,539.494	1,139.930	4,708.889	10,353.160	3,756.836
Gas - mcf/mo	5,708.	87.0	1.23	5.4	118.	532.	995.	Gas - mmcf	0.0	218.8	218.8	100.000 WI	164.492	761.513	579.027	7,520.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
1,000.
100.
10.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

TIME (years)

LOCATION: J MORRISON A-547
Reservoir : WOODBINE

COW TOWN 1H
MORRISON A-547
TX 03 OIL

● ⊕ ✱ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
07 / 08 / 2013 11 : 14 : 29 21 API

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3216\ARIESW\pud.out
(DEFAULT) *ASN 40*

Table 3

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PARTNE — COW TOWN 1H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	28.3		15.1	0.0	21.250	11.328	0.000	88.660	4.629	0.000
12-2014	61.5		33.1	0.0	46.232	24.893	0.000	88.660	4.629	0.000
12-2015	35.3		19.3	0.0	26.509	14.532	0.000	88.660	4.629	0.000
12-2016	25.5		14.2	0.0	19.158	10.689	0.000	88.660	4.629	0.000
12-2017	20.2		11.5	0.0	15.192	8.627	0.000	88.660	4.629	0.000

12-2018	16.9		9.7	0.0	12.678	7.326	0.000	88.660	4.629	0.000
12-2019	14.5		8.5	0.0	10.930	6.428	0.000	88.660	4.629	0.000
12-2020	12.8		7.7	0.0	9.638	5.768	0.000	88.660	4.629	0.000
12-2021	11.5		7.0	0.0	8.640	5.262	0.000	88.660	4.629	0.000
12-2022	10.4		6.5	0.0	7.845	4.862	0.000	88.660	4.629	0.000

12-2023	9.6		6.0	0.0	7.195	4.538	0.000	88.660	4.629	0.000
12-2024	8.8		5.7	0.0	6.653	4.270	0.000	88.660	4.629	0.000
12-2025	8.2		5.4	0.0	6.183	4.038	0.000	88.660	4.629	0.000
12-2026	7.6		5.1	0.0	5.750	3.822	0.000	88.660	4.629	0.000
12-2027	7.1		4.8	0.0	5.348	3.617	0.000	88.660	4.629	0.000

S Tot	278.2		159.6	0.0	209.201	119.998	0.000	88.660	4.629	0.000
After	74.9		59.2	0.0	56.302	44.494	0.000	88.660	4.629	0.000
Total	353.1		218.8	0.0	265.503	164.492	0.000	88.660	4.629	0.000
Cum	0.0		0.0
Ult	353.1		218.8

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	1,884.002		52.443	0.000	0.000	1,936.446	86.664	3.933	0.000	1,845.848
12-2014	4,098.962		115.241	0.000	0.000	4,214.204	188.552	8.643	0.000	4,017.008
12-2015	2,350.308		67.278	0.000	0.000	2,417.586	108.114	5.046	0.000	2,304.426
12-2016	1,698.549		49.486	0.000	0.000	1,748.036	78.133	3.711	0.000	1,666.191
12-2017	1,346.908		39.937	0.000	0.000	1,386.845	61.958	2.995	0.000	1,321.892

12-2018	1,124.043		33.917	0.000	0.000	1,157.960	51.706	2.544	0.000	1,103.711
12-2019	969.045		29.757	0.000	0.000	998.802	44.576	2.232	0.000	951.994
12-2020	854.471		26.701	0.000	0.000	881.172	39.306	2.003	0.000	839.864
12-2021	766.036		24.360	0.000	0.000	790.396	35.238	1.827	0.000	753.331
12-2022	695.533		22.508	0.000	0.000	718.041	31.995	1.688	0.000	684.358

12-2023	637.898		21.007	0.000	0.000	658.905	29.343	1.575	0.000	627.986
12-2024	589.824		19.766	0.000	0.000	609.590	27.132	1.482	0.000	580.976
12-2025	548.193		18.694	0.000	0.000	566.888	25.217	1.402	0.000	540.269
12-2026	509.820		17.692	0.000	0.000	527.512	23.452	1.327	0.000	502.733
12-2027	474.132		16.743	0.000	0.000	490.876	21.810	1.256	0.000	467.810

S Tot	18,547.727		555.531	0.000	0.000	19,103.258	853.195	41.665	0.000	18,208.398
After	4,991.768		205.982	0.000	0.000	5,197.750	229.621	15.449	0.000	4,952.680
Total	23,539.494		761.513	0.000	0.000	24,301.008	1,082.817	57.113	0.000	23,161.078

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013	46.146	1.0	1.00	160.624	0.000	7,520.000	7,726.770	-5,880.921	-5,880.921	-5,877.827
12-2014	100.425	1.0	1.00	386.924	0.000	0.000	487.349	3,529.659	-2,351.263	-2,648.160
12-2015	57.611	1.0	1.00	256.626	0.000	0.000	314.236	1,990.189	-361.073	-997.468
12-2016	41.655	1.0	1.00	207.916	0.000	0.000	249.571	1,416.620	1,055.546	69.615
12-2017	33.047	1.0	1.00	181.574	0.000	0.000	214.621	1,107.271	2,162.817	827.465

12-2018	27.593	1.0	1.00	164.847	0.000	0.000	192.440	911.271	3,074.087	1,394.290
12-2019	23.800	1.0	1.00	153.197	0.000	0.000	176.997	774.997	3,849.085	1,832.434
12-2020	20.997	1.0	1.00	144.576	0.000	0.000	165.572	674.292	4,523.376	2,178.937
12-2021	18.833	1.0	1.00	137.917	0.000	0.000	156.750	596.581	5,119.958	2,457.604
12-2022	17.109	1.0	1.00	132.606	0.000	0.000	149.715	534.643	5,654.601	2,684.617

12-2023	15.700	1.0	1.00	128.264	0.000	0.000	143.964	484.022	6,138.623	2,871.438
12-2024	14.524	1.0	1.00	124.644	0.000	0.000	139.169	441.807	6,580.430	3,026.455
12-2025	13.507	1.0	1.00	121.525	0.000	0.000	135.032	405.237	6,985.667	3,155.712
12-2026	12.568	1.0	1.00	118.697	0.000	0.000	131.265	371.468	7,357.135	3,263.428
12-2027	11.695	1.0	1.00	116.114	0.000	0.000	127.810	340.000	7,697.136	3,353.058

S Tot	455.210			2,536.051	0.000	7,520.000	10,511.261	7,697.136	7,697.136	3,353.058
After	123.817			2,172.839	0.000	0.000	2,296.656	2,656.024	10,353.159	3,756.836
Total	579.027			4,708.889	0.000	7,520.000	12,807.917	10,353.160	10,353.159	3,756.836

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	6,101.538
Oil Rate	10,721.	119.	bbls/mo	87.3%	1.21	7.0%	7,410.	7,410.	$/w/mo	Expense	100.0000	100.0000	10.00	3,756.835
Gas Rate	5,708.	118.	Mcf/mo	87.0%	1.23	5.4%							15.00	2,275.203
GOR	532.	995.	scf/bbl							Revenue			20.00	1,246.533
NGL Rate	0.	0.	bbls/mo							Oil	75.1948	75.1948	25.00	484.188
NGL Yield	0.0	0.0	bbl/MMcf							Gas	75.1948	75.1948	30.00	-107.602

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%									LOCATION: J MORRISON A-547
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

							Start Date: 10/2013			3 Months in year ‘13			35.917 Year Life (09/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 40	DEFAULT 07/08/2013	11:09:02
OIL PUD
Table 3
Cawley, Gillespie & Associates, Inc.

Figure 4

ENERGY & EXPLORATION -- WILD CARD 1H

HALLIDAY (WOODBINE) FIELD

LEON COUNTY, TEXAS

Reserve Category : PUD

As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			06/2013 Cumulatives	36.25 Year Life (10/2049) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	10,721.	87.2	1.21	7.0	119.	Initial	Final	Oil - mbbls	0.0	353.1	353.1	55.361	NI	195.475	17,330.824	839.267	3,475.899	7,599.073	2,726.459
Gas - mcf/mo	5,708.	87.0	1.23	5.4	118.	532.	995.	Gas - mmcf	0.0	218.8	218.8	73.815	WI	121.106	560.660	426.305	5,550.939		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
1,000.
100.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: J MORRISON A-547
Reservoir : WOODBINE

WILD CARD 1H
MORRISON A-547
TX 03 OIL

● ◎ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
07 / 08 / 2013 11 : 14 : 29 21 API

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3216\ARIESW \pud.out
(DEFAULT) ASN 42

Table 4

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PARTNE — WILD CARD 1H

HALLIDAY (WOODBINE) FIELD — LEON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	20.0		10.7	0.0	11.085	5.905	0.000	88.660	4.629	0.000
12-2014	66.0		35.5	0.0	36.558	19.653	0.000	88.660	4.629	0.000
12-2015	36.5		20.0	0.0	20.192	11.053	0.000	88.660	4.629	0.000
12-2016	26.1		14.5	0.0	14.428	8.038	0.000	88.660	4.629	0.000
12-2017	20.6		11.7	0.0	11.377	6.451	0.000	88.660	4.629	0.000

12-2018	17.1		9.9	0.0	9.463	5.460	0.000	88.660	4.629	0.000
12-2019	14.7		8.6	0.0	8.139	4.780	0.000	88.660	4.629	0.000
12-2020	12.9		7.7	0.0	7.165	4.282	0.000	88.660	4.629	0.000
12-2021	11.6		7.0	0.0	6.416	3.902	0.000	88.660	4.629	0.000
12-2022	10.5		6.5	0.0	5.820	3.602	0.000	88.660	4.629	0.000

12-2023	9.6		6.1	0.0	5.334	3.359	0.000	88.660	4.629	0.000
12-2024	8.9		5.7	0.0	4.929	3.159	0.000	88.660	4.629	0.000
12-2025	8.3		5.4	0.0	4.580	2.987	0.000	88.660	4.629	0.000
12-2026	7.7		5.1	0.0	4.259	2.827	0.000	88.660	4.629	0.000
12-2027	7.2		4.8	0.0	3.961	2.675	0.000	88.660	4.629	0.000

S Tot	277.6		159.2	0.0	153.706	88.132	0.000	88.660	4.629	0.000
After	75.4		59.6	0.0	41.770	32.975	0.000	88.660	4.629	0.000
Total	353.1		218.8	0.0	195.475	121.106	0.000	88.660	4.629	0.000

Cum	0.0		0.0
Ult	353.1		218.8

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	982.752		27.338	0.000	0.000	1,010.090	45.207	2.050	0.000	962.833
12-2014	3,241.229		90.985	0.000	0.000	3,332.214	149.097	6.824	0.000	3,176.294
12-2015	1,790.220		51.169	0.000	0.000	1,841.389	82.350	3.838	0.000	1,755.201
12-2016	1,279.183		37.214	0.000	0.000	1,316.397	58.842	2.791	0.000	1,254.764
12-2017	1,008.679		29.864	0.000	0.000	1,038.544	46.399	2.240	0.000	989.905

12-2018	838.946		25.278	0.000	0.000	864.224	38.592	1.896	0.000	823.736
12-2019	721.634		22.127	0.000	0.000	743.761	33.195	1.660	0.000	708.906
12-2020	635.287		19.823	0.000	0.000	655.110	29.223	1.487	0.000	624.400
12-2021	568.847		18.063	0.000	0.000	586.910	26.167	1.355	0.000	559.388
12-2022	516.005		16.674	0.000	0.000	532.679	23.736	1.251	0.000	507.692

12-2023	472.889		15.550	0.000	0.000	488.439	21.753	1.166	0.000	465.520
12-2024	436.982		14.623	0.000	0.000	451.604	20.101	1.097	0.000	430.406
12-2025	406.053		13.827	0.000	0.000	419.880	18.678	1.037	0.000	400.164
12-2026	377.629		13.086	0.000	0.000	390.715	17.371	0.981	0.000	372.362
12-2027	351.195		12.384	0.000	0.000	363.579	16.155	0.929	0.000	346.495

S Tot	13,627.531	408.005		0.000	0.000	14,035.535	626.866	30.600	0.000	13,378.066
After	3,703.293	152.655		0.000	0.000	3,855.948	170.352	11.449	0.000	3,674.148
Total	17,330.824	560.660		0.000	0.000	17,891.484	797.218	42.049	0.000	17,052.215

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013	24.071	1.0	0.74	83.366	0.000	5,550.939	5,658.376	-4,695.543	-4,695.543	-4,641.126
12-2014	79.407	1.0	0.74	302.275	0.000	0.000	381.683	2,794.611	-1,900.932	-2,082.689
12-2015	43.880	1.0	0.74	193.906	0.000	0.000	237.786	1,517.415	-383.517	-823.960
12-2016	31.369	1.0	0.74	155.623	0.000	0.000	186.992	1,067.771	684.255	-19.605
12-2017	24.748	1.0	0.74	135.310	0.000	0.000	160.058	829.847	1,514.102	548.387

12-2018	20.593	1.0	0.74	122.540	0.000	0.000	143.133	680.603	2,194.705	971.742
12-2019	17.723	1.0	0.74	113.700	0.000	0.000	131.423	577.484	2,772.188	1,298.227
12-2020	15.610	1.0	0.74	107.186	0.000	0.000	122.797	501.604	3,273.792	1,555.993
12-2021	13.985	1.0	0.74	102.171	0.000	0.000	116.156	443.233	3,717.025	1,763.032
12-2022	12.692	1.0	0.74	98.180	0.000	0.000	110.872	396.820	4,113.845	1,931.525

12-2023	11.638	1.0	0.74	94.924	0.000	0.000	106.562	358.958	4,472.803	2,070.075
12-2024	10.760	1.0	0.74	92.213	0.000	0.000	102.973	327.433	4,800.236	2,184.962
12-2025	10.004	1.0	0.74	89.887	0.000	0.000	99.891	300.273	5,100.509	2,280.739
12-2026	9.309	1.0	0.74	87.784	0.000	0.000	97.093	275.269	5,375.778	2,360.560
12-2027	8.662	1.0	0.74	85.863	0.000	0.000	94.525	251.970	5,627.748	2,426.983

S Tot	334.452			1,864.929	0.000	5,550.939	7,750.320	5,627.748	5,627.748	2,426.983
After	91.854			1,610.969	0.000	0.000	1,702.823	1,971.325	7,599.073	2,726.459
Total	426.305			3,475.899	0.000	5,550.939	9,453.144	7,599.073	7,599.073	2,726.459

	Evaluation Parameters (Gross)						Expenses (Gross)				Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units				Final	5.00	4,454.726
Oil Rate	10,721.	119.	bbls/mo	87.3%	1.21	7.0%	7,410.	7,410.	$	/w/mo	Expense	73.8157	73.8157	10.00	2,726.458
Gas Rate	5,708.	118.	Mcf/mo	87.0%	1.23	5.4%								15.00	1,638.967
GOR	532.	995.	scf/bbl								Revenue			20.00	887.719
NGL Rate	0.	0.	bbls/mo								Oil	55.3618	55.3618	25.00	334.110
NGL Yield	0.0	0.0	bbl/MMcf								Gas	55.3618	55.3618	30.00	-93.008

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%										LOCATION: J MORRISON A-547
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

								Start Date: 11/2013			2 Months in year ‘13			35.917 Year Life (09/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 42	DEFAULT 07/08/2013	11:09:02
OIL PUD
Table 4
Cawley, Gillespie & Associates, Inc.

Figure 5

ENERGY & EXPLORATION -- RASCO UNIT 1H

MADISONVILLE, W (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD — As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl Initial	Final		06/2013 Cumulatives	36.08 Year Life (07/2049) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc @10.0% M$
Oil - bbls/mo	8,875.	87.2	1.26	7.1	113.	Initial	Final	Oil - mbbls	0.0	305.7	305.7	81.268	NI	248.431	22,025.867	1,048.536	3,904.292	9,488.341	2,964.276
Gas - mcf/mo	3,639.	87.2	1.26	7.1	46.	410.	410.	Gas - mmcf	0.0	125.3	125.3	100.000	WI	101.857	471.543	536.221	7,520.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
1,000.
100.
100.
100.
10.
10.
10.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: HARBOUR ABS-109
Reservoir : WOODBINE

RASCO UNIT 1H
HARBOUR A-109
TX 03 OIL

• ⊕ ✳ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
07 / 08 / 2013 11 : 14 : 29 21 API

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3216\ARIESW\pud.out
(DEFAULT) *ASN 43*

Table 5

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PARTNE — RASCO UNIT 1H

MADISONVILLE, W (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	40.4		16.5	0.0	32.800	13.448	0.000	88.660	4.629	0.000
12-2015	43.2		17.7	0.0	35.106	14.394	0.000	88.660	4.629	0.000
12-2016	27.4		11.2	0.0	22.270	9.131	0.000	88.660	4.629	0.000
12-2017	20.6		8.5	0.0	16.750	6.867	0.000	88.660	4.629	0.000

12-2018	16.7		6.9	0.0	13.593	5.573	0.000	88.660	4.629	0.000
12-2019	14.2		5.8	0.0	11.524	4.725	0.000	88.660	4.629	0.000
12-2020	12.4		5.1	0.0	10.051	4.121	0.000	88.660	4.629	0.000
12-2021	11.0		4.5	0.0	8.945	3.667	0.000	88.660	4.629	0.000
12-2022	9.9		4.1	0.0	8.079	3.313	0.000	88.660	4.629	0.000

12-2023	9.1		3.7	0.0	7.382	3.027	0.000	88.660	4.629	0.000
12-2024	8.4		3.4	0.0	6.807	2.791	0.000	88.660	4.629	0.000
12-2025	7.8		3.2	0.0	6.320	2.591	0.000	88.660	4.629	0.000
12-2026	7.2		3.0	0.0	5.878	2.410	0.000	88.660	4.629	0.000
12-2027	6.7		2.8	0.0	5.466	2.241	0.000	88.660	4.629	0.000

S Tot	235.0		96.3	0.0	190.972	78.298	0.000	88.660	4.629	0.000
After	70.7		29.0	0.0	57.459	23.558	0.000	88.660	4.629	0.000
Total	305.7		125.3	0.0	248.431	101.857	0.000	88.660	4.629	0.000

Cum	0.0		0.0
Ult	305.7		125.3

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	2,908.016		62.257	0.000	0.000	2,970.272	133.769	4.669	0.000	2,831.834
12-2015	3,112.516		66.635	0.000	0.000	3,179.150	143.176	4.998	0.000	3,030.977
12-2016	1,974.438		42.270	0.000	0.000	2,016.708	90.824	3.170	0.000	1,922.713
12-2017	1,485.046		31.793	0.000	0.000	1,516.839	68.312	2.384	0.000	1,446.142

12-2018	1,205.175		25.801	0.000	0.000	1,230.976	55.438	1.935	0.000	1,173.603
12-2019	1,021.700		21.873	0.000	0.000	1,043.573	46.998	1.640	0.000	994.934
12-2020	891.158		19.078	0.000	0.000	910.237	40.993	1.431	0.000	867.812
12-2021	793.038		16.978	0.000	0.000	810.016	36.480	1.273	0.000	772.263
12-2022	716.316		15.335	0.000	0.000	731.651	32.951	1.150	0.000	697.550

12-2023	654.510		14.012	0.000	0.000	668.522	30.107	1.051	0.000	637.364
12-2024	603.545		12.921	0.000	0.000	616.466	27.763	0.969	0.000	587.734
12-2025	560.345		11.996	0.000	0.000	572.342	25.776	0.900	0.000	545.666
12-2026	521.120		11.156	0.000	0.000	532.277	23.972	0.837	0.000	507.468
12-2027	484.642		10.376	0.000	0.000	495.017	22.294	0.778	0.000	471.945

S Tot	16,931.564		362.481	0.000	0.000	17,294.049	778.852	27.186	0.000	16,488.006
After	5,094.304		109.062	0.000	0.000	5,203.366	234.338	8.180	0.000	4,960.849
Total	22,025.867		471.543	0.000	0.000	22,497.414	1,013.190	35.366	0.000	21,448.854

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	70.796	1.0	1.00	148.059	0.000	7,520.000	7,738.855	-4,907.021	-4,907.021	-4,620.192
12-2015	75.774	1.0	1.00	199.805	0.000	0.000	275.579	2,755.398	-2,151.623	-2,331.082
12-2016	48.068	1.0	1.00	159.260	0.000	0.000	207.328	1,715.385	-436.238	-1,038.181
12-2017	36.154	1.0	1.00	141.825	0.000	0.000	177.979	1,268.163	831.925	-169.947

12-2018	29.340	1.0	1.00	131.855	0.000	0.000	161.195	1,012.408	1,844.333	459.902
12-2019	24.873	1.0	1.00	125.319	0.000	0.000	150.192	844.742	2,689.075	937.535
12-2020	21.695	1.0	1.00	120.668	0.000	0.000	142.363	725.449	3,414.525	1,310.359
12-2021	19.307	1.0	1.00	117.172	0.000	0.000	136.479	635.784	4,050.309	1,607.357
12-2022	17.439	1.0	1.00	114.439	0.000	0.000	131.878	565.673	4,615.981	1,847.556

12-2023	15.934	1.0	1.00	112.237	0.000	0.000	128.171	509.192	5,125.173	2,044.101
12-2024	14.693	1.0	1.00	110.422	0.000	0.000	125.115	462.619	5,587.792	2,206.424
12-2025	13.642	1.0	1.00	108.883	0.000	0.000	122.524	423.142	6,010.933	2,341.394
12-2026	12.687	1.0	1.00	107.485	0.000	0.000	120.172	387.297	6,398.229	2,453.701
12-2027	11.799	1.0	1.00	106.186	0.000	0.000	117.984	353.961	6,752.190	2,547.012

S Tot	412.200			1,803.615	0.000	7,520.000	9,735.815	6,752.190	6,752.190	2,547.012
After	124.021			2,100.677	0.000	0.000	2,224.698	2,736.150	9,488.338	2,964.276
Total	536.221			3,904.292	0.000	7,520.000	11,960.513	9,488.341	9,488.338	2,964.276

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	5,238.097
Oil Rate	8,874.	113.	bbls/mo	87.3%	1.26	7.1%	7,410.	7,410.	$/w/mo	Expense	100.0000	100.0000	10.00	2,964.276
Gas Rate	3,638.	46.	Mcf/mo	87.3%	1.26	7.1%							15.00	1,585.483
GOR	410.	410.	scf/bbl							Revenue			20.00	674.601
NGL Rate	0.	0.	bbls/mo							Oil	81.2682	81.2682	25.00	36.453
NGL Yield	0.0	0.0	bbl/MMcf							Gas	81.2682	81.2682	30.00	-429.337

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%									LOCATION: HARBOUR ABS-109
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

							Start Date: 07/2014			6 Months in year ‘14			35.083 Year Life (07/2049)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 43	DEFAULT 07/08/2013	11:09:02
OIL PUD
Table 5
Cawley, Gillespie & Associates, Inc.

Reserve Category : PUD | As of 07/2013

	As of 07/2013					GOR - scf/bbl	
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}	Initial	Final
Oil - bbls/mo	9,251.	90.2	1.26	7.1	201.		
Gas - mcf/mo	12,026.	90.2	1.26	7.1	261.	1,300.	1,300.

	06/2013 Cumulatives	27.66 Year Life (03/2041) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - mbbls	0.0	281.8	281.8	10.211 NI	28.775	2,551.154	130.341	574.967	949.123	304.928
Gas - mmcf	0.0	366.3	366.3	13.365 WI	37.407	173.175	64.850	1,005.048		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: SEC: BLK: SRV:D
Reservoir : WOODBINE

• ◎ ✻ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
07 / 08 / 2013 11 : 14 : 29 21 API

SHELDON UNIT 2H
SEC: BLK: SRV:D
TX 03 OIL

KJM G:\CGA3216\ARIESW\pud.out
(DEFAULT) *ASN 33*

Cawley, Gillespie & Associates, Inc.

Table 6

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

DECKER OPERATING — SHELDON UNIT 2H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	35.9		46.7	0.0	3.671	4.772	0.000	88.660	4.629	0.000
12-2015	44.9		58.4	0.0	4.585	5.960	0.000	88.660	4.629	0.000
12-2016	27.4		35.6	0.0	2.796	3.635	0.000	88.660	4.629	0.000
12-2017	20.3		26.4	0.0	2.074	2.696	0.000	88.660	4.629	0.000

12-2018	16.4		21.3	0.0	1.671	2.172	0.000	88.660	4.629	0.000
12-2019	13.8		17.9	0.0	1.410	1.833	0.000	88.660	4.629	0.000
12-2020	12.0		15.6	0.0	1.226	1.594	0.000	88.660	4.629	0.000
12-2021	10.7		13.9	0.0	1.089	1.415	0.000	88.660	4.629	0.000
12-2022	9.6		12.5	0.0	0.982	1.276	0.000	88.660	4.629	0.000

12-2023	8.8		11.4	0.0	0.896	1.164	0.000	88.660	4.629	0.000
12-2024	8.1		10.5	0.0	0.825	1.073	0.000	88.660	4.629	0.000
12-2025	7.5		9.7	0.0	0.766	0.995	0.000	88.660	4.629	0.000
12-2026	7.0		9.1	0.0	0.712	0.925	0.000	88.660	4.629	0.000
12-2027	6.5		8.4	0.0	0.662	0.861	0.000	88.660	4.629	0.000

S Tot	228.8		297.4	0.0	23.362	30.370	0.000	88.660	4.629	0.000
After	53.0		68.9	0.0	5.413	7.037	0.000	88.660	4.629	0.000
Total	281.8		366.3	0.0	28.775	37.407	0.000	88.660	4.629	0.000
Cum	0.0		0.0
Ult	281.8		366.3

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	325.428		22.090	0.000	0.000	347.518	14.970	1.657	0.000	330.891
12-2015	406.490		27.593	0.000	0.000	434.083	18.699	2.069	0.000	413.315
12-2016	247.902		16.828	0.000	0.000	264.730	11.403	1.262	0.000	252.064
12-2017	183.852		12.480	0.000	0.000	196.332	8.457	0.936	0.000	186.938

12-2018	148.111		10.054	0.000	0.000	158.165	6.813	0.754	0.000	150.598
12-2019	124.995		8.485	0.000	0.000	133.480	5.750	0.636	0.000	127.094
12-2020	108.689		7.378	0.000	0.000	116.067	5.000	0.553	0.000	110.514
12-2021	96.507		6.551	0.000	0.000	103.058	4.439	0.491	0.000	98.127
12-2022	87.023		5.907	0.000	0.000	92.930	4.003	0.443	0.000	88.484

12-2023	79.409		5.390	0.000	0.000	84.799	3.653	0.404	0.000	80.742
12-2024	73.147		4.965	0.000	0.000	78.113	3.365	0.372	0.000	74.376
12-2025	67.869		4.607	0.000	0.000	72.476	3.122	0.346	0.000	69.009
12-2026	63.117		4.284	0.000	0.000	67.402	2.903	0.321	0.000	64.177
12-2027	58.699		3.985	0.000	0.000	62.684	2.700	0.299	0.000	59.685

S Tot	2,071.240		140.598	0.000	0.000	2,211.837	95.277	10.545	0.000	2,106.015
After	479.914		32.577	0.000	0.000	512.491	22.076	2.443	0.000	487.972
Total	2,551.154		173.175	0.000	0.000	2,724.329	117.353	12.988	0.000	2,593.987

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	8.272	1.0	0.13	9.012	0.000	1,005.048	1,022.332	-691.441	-691.441	-643.102
12-2015	10.333	1.0	0.13	21.629	0.000	0.000	31.962	381.354	-310.087	-326.075
12-2016	6.302	1.0	0.13	21.629	0.000	0.000	27.930	224.134	-85.953	-157.094
12-2017	4.673	1.0	0.13	21.629	0.000	0.000	26.302	160.636	74.683	-47.094

12-2018	3.765	1.0	0.13	21.629	0.000	0.000	25.394	125.204	199.887	30.813
12-2019	3.177	1.0	0.13	21.629	0.000	0.000	24.806	102.288	302.175	88.657
12-2020	2.763	1.0	0.13	21.629	0.000	0.000	24.392	86.123	388.297	132.924
12-2021	2.453	1.0	0.13	21.629	0.000	0.000	24.082	74.045	462.342	167.518
12-2022	2.212	1.0	0.13	21.629	0.000	0.000	23.841	64.643	526.986	194.972

12-2023	2.019	1.0	0.13	21.629	0.000	0.000	23.647	57.095	584.081	217.013
12-2024	1.859	1.0	0.13	21.629	0.000	0.000	23.488	50.887	634.968	234.871
12-2025	1.725	1.0	0.13	21.629	0.000	0.000	23.354	45.655	680.623	249.436
12-2026	1.604	1.0	0.13	21.629	0.000	0.000	23.233	40.944	721.567	261.311
12-2027	1.492	1.0	0.13	21.629	0.000	0.000	23.121	36.564	758.130	270.952

S Tot	52.650			290.187	0.000	1,005.048	1,347.885	758.130	758.130	270.952
After	12.199			284.780	0.000	0.000	296.979	190.993	949.123	304.928
Total	64.850			574.967	0.000	1,005.048	1,644.865	949.123	949.123	304.928

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	543.218
Oil Rate	9,250.	201.	bbls/mo	90.3%	1.26	7.1%	0.	0.	$/w/mo	Expense	13.3650	13.3650	10.00	304.928
Gas Rate	12,025.	261.	Mcf/mo	90.3%	1.26	7.1%	13,486	13,486	$/mo				15.00	152.740
GOR	1,300.	1,300.	scf/bbl							Revenue			20.00	49.339
NGL Rate	0.	0.	bbls/mo							Oil	10.2112	10.2112	25.00	-24.149
NGL Yield	0.0	0.0	bbl/MMcf							Gas	10.2112	10.2112	30.00	-78.122

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%										LOCATION: SEC: BLK: SRV:D
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

							Start Date: 08/2014			5 Months in year ‘14			26.584 Year Life (03/2041)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 33	DEFAULT 07/08/2013	11:09:02
OIL PUD
Table 6
Cawley, Gillespie & Associates, Inc.

Figure 7

DECKER OPERATING -- SHELDON UNIT 3H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD

As of 07/2013

	As of 07/2013 Q_i	D_{ei}	n	D_{ef}	Q_{ab}	GOR - scf/bbl			06/2013 Cumulatives	27.75 Year Life (04/2041) Remaining Reserves	Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
Oil - bbls/mo	9,251.	90.2	1.26	7.1	201.	Initial	Final	Oil - mbbls	0.0	281.8	281.8	10.211	NI	28.775	2,551.154	130.341	574.967	949.123	302.516
Gas - mcf/mo	12,026.	90.2	1.26	7.1	261.	1,300.	1,300.	Gas - mmcf	0.0	366.3	366.3	13.365	WI	37.407	173.175	64.850	1,005.048		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: SEC: BLK: SRV:D
Reservoir : WOODBINE

SHELDON UNIT 3H
SEC: BLK: SRV:D
TX 03 OIL

• ⊕ ✱ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
07 / 08 / 2013 11 : 14 : 29 21 API

Cawley, Gillespie & Associates, Inc.

KJM G:\CGA3216\ARIESW\pud.out
(DEFAULT) *ASN 34*

Table 7

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

DECKER OPERATING — SHELDON UNIT 3H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	30.3		39.4	0.0	3.096	4.025	0.000	88.660	4.629	0.000
12-2015	47.7		62.0	0.0	4.873	6.335	0.000	88.660	4.629	0.000
12-2016	28.2		36.7	0.0	2.884	3.749	0.000	88.660	4.629	0.000
12-2017	20.7		27.0	0.0	2.118	2.753	0.000	88.660	4.629	0.000

12-2018	16.6		21.6	0.0	1.697	2.207	0.000	88.660	4.629	0.000
12-2019	14.0		18.2	0.0	1.428	1.856	0.000	88.660	4.629	0.000
12-2020	12.1		15.8	0.0	1.239	1.611	0.000	88.660	4.629	0.000
12-2021	10.8		14.0	0.0	1.099	1.428	0.000	88.660	4.629	0.000
12-2022	9.7		12.6	0.0	0.990	1.286	0.000	88.660	4.629	0.000

12-2023	8.8		11.5	0.0	0.902	1.173	0.000	88.660	4.629	0.000
12-2024	8.1		10.6	0.0	0.830	1.080	0.000	88.660	4.629	0.000
12-2025	7.5		9.8	0.0	0.770	1.001	0.000	88.660	4.629	0.000
12-2026	7.0		9.1	0.0	0.716	0.931	0.000	88.660	4.629	0.000
12-2027	6.5		8.5	0.0	0.666	0.866	0.000	88.660	4.629	0.000

S Tot	228.3		296.7	0.0	23.308	30.301	0.000	88.660	4.629	0.000
After	53.5		69.6	0.0	5.466	7.106	0.000	88.660	4.629	0.000
Total	281.8		366.3	0.0	28.775	37.407	0.000	88.660	4.629	0.000

Cum	0.0		0.0
Ult	281.8		366.3

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	274.479		18.632	0.000	0.000	293.111	12.626	1.397	0.000	279.087
12-2015	432.031		29.327	0.000	0.000	461.358	19.873	2.200	0.000	439.285
12-2016	255.695		17.357	0.000	0.000	273.052	11.762	1.302	0.000	259.988
12-2017	187.752		12.745	0.000	0.000	200.497	8.637	0.956	0.000	190.905

12-2018	150.489		10.215	0.000	0.000	160.704	6.922	0.766	0.000	153.015
12-2019	126.610		8.594	0.000	0.000	135.204	5.824	0.645	0.000	128.736
12-2020	109.865		7.458	0.000	0.000	117.323	5.054	0.559	0.000	111.709
12-2021	97.404		6.612	0.000	0.000	104.016	4.481	0.496	0.000	99.040
12-2022	87.733		5.955	0.000	0.000	93.688	4.036	0.447	0.000	89.206

12-2023	79.986		5.430	0.000	0.000	85.416	3.679	0.407	0.000	81.329
12-2024	73.627		4.998	0.000	0.000	78.625	3.387	0.375	0.000	74.863
12-2025	68.283		4.635	0.000	0.000	72.918	3.141	0.348	0.000	69.429
12-2026	63.500		4.310	0.000	0.000	67.811	2.921	0.323	0.000	64.566
12-2027	59.055		4.009	0.000	0.000	63.064	2.717	0.301	0.000	60.047

S Tot	2,066.509	140.277		0.000	0.000	2,206.786	95.059	10.521	0.000	2,101.206
After	484.645		32.898	0.000	0.000	517.543	22.294	2.467	0.000	492.782
Total	2,551.154	173.175		0.000	0.000	2,724.329	117.353	12.988	0.000	2,593.988

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum.Cash Flow Disc.@ 10. % M$
12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	6.977	1.0	0.13	7.210	0.000	1,005.048	1,019.235	-740.148	-740.148	-680.066
12-2015	10.982	1.0	0.13	21.629	0.000	0.000	32.611	406.674	-333.474	-341.850
12-2016	6.500	1.0	0.13	21.629	0.000	0.000	28.129	231.860	-101.614	-167.026
12-2017	4.773	1.0	0.13	21.629	0.000	0.000	26.401	164.503	62.889	-54.371

12-2018	3.825	1.0	0.13	21.629	0.000	0.000	25.454	127.561	190.450	25.004
12-2019	3.218	1.0	0.13	21.629	0.000	0.000	24.847	103.888	294.339	83.755
12-2020	2.793	1.0	0.13	21.629	0.000	0.000	24.422	87.288	381.627	128.622
12-2021	2.476	1.0	0.13	21.629	0.000	0.000	24.105	74.935	456.561	163.632
12-2022	2.230	1.0	0.13	21.629	0.000	0.000	23.859	65.347	521.909	191.385

12-2023	2.033	1.0	0.13	21.629	0.000	0.000	23.662	57.667	579.576	213.647
12-2024	1.872	1.0	0.13	21.629	0.000	0.000	23.500	51.363	630.938	231.672
12-2025	1.736	1.0	0.13	21.629	0.000	0.000	23.365	46.065	677.003	246.368
12-2026	1.614	1.0	0.13	21.629	0.000	0.000	23.243	41.323	718.326	258.352
12-2027	1.501	1.0	0.13	21.629	0.000	0.000	23.130	36.917	755.243	268.086

S Tot	52.530			288.385	0.000	1,005.048	1,345.963	755.243	755.243	268.086
After	12.320			286.582	0.000	0.000	298.902	193.880	949.123	302.516
Total	64.850			574.967	0.000	1,005.048	1,644.865	949.123	949.123	302.516

	Evaluation Parameters (Gross)						Expenses (Gross)				Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units				Final	5.00	541.014
Oil Rate	9,250.	201.	bbls/mo	90.3%	1.26	7.1%	0.	0.	$	/w/mo	Expense	13.3650	13.3650	10.00	302.516
Gas Rate	12,025.	261.	Mcf/mo	90.3%	1.26	7.1%	13,486.	13,486.	$	/mo
GOR	1,300.	1,300.	scf/bbl								Revenue			15.00	150.971
NGL Rate	0.	0.	bbls/mo								Oil	10.2113	10.2113	20.00	48.595
NGL Yield	0.0	0.0	bbl/MMcf								Gas	10.2113	10.2113	25.00	-23.704

Gas Shrinkage	0.0	0.0	%											30.00	-76.433

Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%										LOCATION: SEC: BLK: SRV:D
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

								Start Date: 09/2014			4 Months in year ‘14			26.583 Year Life (03/2041)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT.	ASN 34	DEFAULT 07/08/2013	11:09:02
TEXAS REGISTERED ENGINEERING FIRM F-693.
OIL PUD
Table 7
Cawley, Gillespie & Associates, Inc.

Figure 8

ENERGY & EXPLORATION -- WALKER TEXAS RANGER 1H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD

As of 07/2013

	As of 07/2013					GOR - scf/bbl			06/2013 Cumulatives	34.66 Year Life (03/2048) Remaining Reserves	Ultimate Recovery	Current Interest %	NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}													
Oil - bbls/mo	9,251.	90.2	1.26	7.1	113.	Initial	Final	Oil - mbbls	0.0	296.3	296.3	76.884 NI	227.786	20,195.518	1,031.811	3,867.570	8,633.664	2,784.129
Gas - mcf/mo	12,026.	90.2	1.26	7.1	147.	1,300.	1,300.	Gas - mmcf	0.0	385.2	385.2	100.000 WI	296.122	1,370.891	513.365	7,520.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
1,000.
10,000.
100.
100.
1,000.
10.
10.
100.
1.
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
TIME (years)

LOCATION: SEC: BLK: SRV:D
Reservoir : WOODBINE

• ⊕ ✱ -- Annual Averages Perfs: 0 - 0 Status:
First Production 07/2013 First Data 00/ 0 Last Data 00/ 0
07 / 08 / 2013 11 : 14 : 29 21 API

WALKER TEXAS RANGER 1H
SEC: BLK: SRV:D
TX 03 OIL

KJM G:\CGA3216\ARIESW \pud.out
(DEFAULT) ASN 35

Cawley, Gillespie & Associates, Inc.

Table 8

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PARTNE — WALKER TEXAS RANGER 1H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	30.3		39.4	0.0	23.310	30.303	0.000	88.660	4.629	0.000
12-2014	47.7		62.0	0.0	36.690	47.697	0.000	88.660	4.629	0.000
12-2015	28.2		36.7	0.0	21.715	28.229	0.000	88.660	4.629	0.000
12-2016	20.7		27.0	0.0	15.945	20.728	0.000	88.660	4.629	0.000
12-2017	16.6		21.6	0.0	12.780	16.614	0.000	88.660	4.629	0.000

12-2018	14.0		18.2	0.0	10.752	13.978	0.000	88.660	4.629	0.000
12-2019	12.1		15.8	0.0	9.330	12.129	0.000	88.660	4.629	0.000
12-2020	10.8		14.0	0.0	8.272	10.754	0.000	88.660	4.629	0.000
12-2021	9.7		12.6	0.0	7.451	9.686	0.000	88.660	4.629	0.000
12-2022	8.8		11.5	0.0	6.793	8.831	0.000	88.660	4.629	0.000

12-2023	8.1		10.6	0.0	6.253	8.128	0.000	88.660	4.629	0.000
12-2024	7.5		9.8	0.0	5.799	7.539	0.000	88.660	4.629	0.000
12-2025	7.0		9.1	0.0	5.393	7.010	0.000	88.660	4.629	0.000
12-2026	6.5		8.5	0.0	5.015	6.520	0.000	88.660	4.629	0.000
12-2027	6.1		7.9	0.0	4.664	6.063	0.000	88.660	4.629	0.000

S Tot	234.3		304.6	0.0	180.160	234.208	0.000	88.660	4.629	0.000
After	61.9		80.5	0.0	47.626	61.914	0.000	88.660	4.629	0.000
Total	296.3		385.2	0.0	227.786	296.122	0.000	88.660	4.629	0.000

Cum	0.0		0.0
Ult	296.3		385.2

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End	Oil Revenue	Gas Revenue		NGL Revenue	Other Revenue	Total Revenue	Production Taxes Oil	Production Taxes Gas	Production Taxes NGL	Revenue After Taxes
Mo-Year	M$	M$		M$	M$	M$	M$	M$	M$	M$
12-2013	2,066.648	140.286		0.000	0.000	2,206.934	95.066	10.521	0.000	2,101.346
12-2014	3,252.917	220.811		0.000	0.000	3,473.728	149.634	16.561	0.000	3,307.533
12-2015	1,925.221	130.686		0.000	0.000	2,055.906	88.560	9.801	0.000	1,957.545
12-2016	1,413.654	95.960		0.000	0.000	1,509.614	65.028	7.197	0.000	1,437.389
12-2017	1,133.082	76.915		0.000	0.000	1,209.996	52.122	5.769	0.000	1,152.106

12-2018	953.292	64.710		0.000	0.000	1,018.002	43.851	4.853	0.000	969.297
12-2019	827.211	56.152		0.000	0.000	883.363	38.052	4.211	0.000	841.100
12-2020	733.392	49.783		0.000	0.000	783.175	33.736	3.734	0.000	745.706
12-2021	660.574	44.840		0.000	0.000	705.414	30.386	3.363	0.000	671.664
12-2022	602.245	40.881		0.000	0.000	643.125	27.703	3.066	0.000	612.356

12-2023	554.362	37.631		0.000	0.000	591.993	25.501	2.822	0.000	563.670
12-2024	514.126	34.899		0.000	0.000	549.026	23.650	2.617	0.000	522.758
12-2025	478.115	32.455		0.000	0.000	510.570	21.993	2.434	0.000	486.143
12-2026	444.647	30.183		0.000	0.000	474.830	20.454	2.264	0.000	452.113
12-2027	413.522	28.070		0.000	0.000	441.592	19.022	2.105	0.000	420.465

S Tot	15,973.006	1,084.263		0.000	0.000	17,057.268	734.758	81.320	0.000	16,241.191
After	4,222.512	286.628		0.000	0.000	4,509.140	194.236	21.497	0.000	4,293.407
Total	20,195.518	1,370.891		0.000	0.000	21,566.408	928.994	102.817	0.000	20,534.598

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
	Ad Valorem	Wells		Operating	Other		Total	Future Net	Cumulative	Cum.Cash Flow
End	Taxes	Gross	Net	Expense	Deductions	Investment	Deductions	Cash Flow	Cash Flow	Disc.@ 10. %
Mo-Year	M$	Count		M$	M$	M$	M$	M$	M$	M$
12-2013	52.534	1.0	1.00	118.995	0.000	7,520.000	7,691.528	-5,590.183	-5,590.183	-5,647.945
12-2014	82.688	1.0	1.00	228.533	0.000	0.000	311.221	2,996.312	-2,593.871	-2,907.206
12-2015	48.939	1.0	1.00	170.547	0.000	0.000	219.486	1,738.059	-855.812	-1,465.823
12-2016	35.935	1.0	1.00	148.143	0.000	0.000	184.078	1,253.311	397.499	-521.826
12-2017	28.803	1.0	1.00	135.826	0.000	0.000	164.629	987.477	1,384.976	153.999

12-2018	24.232	1.0	1.00	127.917	0.000	0.000	152.149	817.148	2,202.125	662.260
12-2019	21.028	1.0	1.00	122.359	0.000	0.000	143.387	697.714	2,899.838	1,056.702
12-2020	18.643	1.0	1.00	118.216	0.000	0.000	136.859	608.847	3,508.685	1,369.567
12-2021	16.792	1.0	1.00	114.996	0.000	0.000	131.788	539.877	4,048.562	1,621.744
12-2022	15.309	1.0	1.00	112.413	0.000	0.000	127.722	484.634	4,533.196	1,827.520

12-2023	14.092	1.0	1.00	110.290	0.000	0.000	124.381	439.289	4,972.484	1,997.074
12-2024	13.069	1.0	1.00	108.505	0.000	0.000	121.574	401.185	5,373.669	2,137.837
12-2025	12.154	1.0	1.00	106.918	0.000	0.000	119.072	367.071	5,740.740	2,254.924
12-2026	11.303	1.0	1.00	105.461	0.000	0.000	116.764	335.349	6,076.089	2,352.169
12-2027	10.512	1.0	1.00	104.122	0.000	0.000	114.633	305.832	6,381.920	2,432.794

S Tot	406.030			1,933.240	0.000	7,520.000	9,859.271	6,381.920	6,381.920	2,432.794
After	107.335			1,934.329	0.000	0.000	2,041.665	2,251.743	8,633.663	2,784.129
Total	513.365			3,867.570	0.000	7,520.000	11,900.936	8,633.664	8,633.663	2,784.129

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	4,886.656
Oil Rate	9,250.	113.	bbls/mo	90.3%	1.26	7.1%	7,410.	7,410.	$/w/mo	Expense	100.0000	100.0000	10.00	2,784.129
Gas Rate	12,025.	147.	Mcf/mo	90.3%	1.26	7.1%							15.00	1,441.063
GOR	1,300.	1,300.	scf/bbl							Revenue			20.00	501.156
NGL Rate	0.	0.	bbls/mo							Oil	76.8841	76.8841	25.00	-200.224
NGL Yield	0.0	0.0	bbl/MMcf							Gas	76.8841	76.8841	30.00	-748.313

Gas Shrinkage	0.0	0.0	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%									LOCATION: SEC: BLK: SRV:D
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

					Start Date: 09/2013					4 Months in year ‘13			34.500 Year Life (03/2048)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 35	DEFAULT 07/08/2013	11:09:02
OIL PUD
Table 8
Cawley, Gillespie & Associates, Inc.

Figure 9

ENERGY & EXPLORATION PAR -- WC BULLARD A 2H

HALLIDAY (WOODBINE) FIELD

MADISON COUNTY, TEXAS

Reserve Category : PUD

As of 07/2013

	As of 07/2013					GOR - scf/bbl			06/2013 Cumulatives	11.75 Year Life (04/2025) Remaining Reserves	11.75 Year Life (04/2025) Ultimate Recovery	Current Interest %		NetOilProd. NetGasSales mbbl/mmcf	OilRevenue GasRevenue M$	Prod. Tax Adv.Tax M$	Expenses Investments M$	FutureNet CashFlow M$	CashFlow Disc.@10.0% M$
	Q_i	D_{ei}	n	D_{ef}	Q_{ab}	Initial	Final												
Oil - bbls/mo	13,734.	90.1	0.65	12.9	190.			Oil - mbbls	0.0	175.6	175.6	77.000	NI	135.186	12,036.986	676.373	2,240.771	2,910.567	1,400.978
Gas - mcf/mo	61,267.	90.0	0.66	12.4	891.	4,460.	4,690.	Gas - mmcf	0.0	790.6	790.6	100.000	WI	585.057	1,635.632	324.906	7,520.000		

OIL (bbls/mo)
GAS (mcf/mo)
Wellcount
10,000.
10,000.
100.
1,000.
1,000.
10.
100.
100.
1.
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032
TIME (years)

LOCATION: SEC: BLK: SRV:L

Reservoir : WOODBINE

WC BULLARD A 2H

SEC: BLK: SRV:L

TX 03 OIL

• ⊕ ✻ -- Annual Averages Perfs: 8879 - 9129 Status:

First Production 07/2013 First Data 00/ 0 Last Data 00/ 0

07 / 08 / 2013 11 : 14 : 29 21 API

KJM G:\CGA3216\ARIESW\pud.out

Cawley, Gillespie & Associates, Inc.

(DEFAULT) ASN 36

Table 9

Reserve Estimates and Economic Forecasts as of June 30, 2013

Energy & Exploration Partners LLC Interests

Proved Undeveloped Reserves

ENERGY & EXPLORATION PARTNE — WC BULLARD A 2H

HALLIDAY (WOODBINE) FIELD — MADISON COUNTY, TEXAS

(1)	(2)	(3)		(4)	(5)	(6)	(7)	(8)	(9)	(10)
End Mo-Year	Gross Oil Production MBBLS	Gross Gas Production MMCF		Gross NGL Production MBBLS	Net Oil Production MBBLS	Net Gas Sales MMCF	Net NGL Production MBBLS	Avg Oil Price $/BBL	Avg Gas Price $/MCF	Avg NGL Price $/BBL
12-2013	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	64.2		286.7	0.0	49.447	212.180	0.000	89.040	2.796	0.000
12-2015	43.3		194.1	0.0	33.343	143.594	0.000	89.040	2.796	0.000
12-2016	20.9		94.1	0.0	16.096	69.656	0.000	89.040	2.796	0.000
12-2017	12.8		58.1	0.0	9.889	43.001	0.000	89.040	2.796	0.000

12-2018	8.9		40.4	0.0	6.845	29.905	0.000	89.040	2.796	0.000
12-2019	6.6		30.2	0.0	5.090	22.345	0.000	89.040	2.796	0.000
12-2020	5.2		23.7	0.0	3.972	17.521	0.000	89.040	2.796	0.000
12-2021	4.2		19.2	0.0	3.209	14.222	0.000	89.040	2.796	0.000
12-2022	3.5		16.0	0.0	2.661	11.849	0.000	89.040	2.796	0.000

12-2023	2.9		13.6	0.0	2.252	10.075	0.000	89.040	2.796	0.000
12-2024	2.5		11.8	0.0	1.937	8.709	0.000	89.040	2.796	0.000
12-2025	0.6		2.7	0.0	0.443	1.999	0.000	89.040	2.796	0.000
12-2026
12-2027

S Tot	175.6		790.6	0.0	135.186	585.057	0.000	89.040	2.796	0.000
After	0.0		0.0	0.0	0.000	0.000	0.000	0.000	0.000	0.000
Total	175.6		790.6	0.0	135.186	585.057	0.000	89.040	2.796	0.000

Cum	0.0		0.0
Ult	175.6		790.6

(11)	(12)	(13)		(14)	(15)	(16)	(17)	(18)	(19)	(20)
End Mo-Year	Oil Revenue M$	Gas Revenue M$		NGL Revenue M$	Other Revenue M$	Total Revenue M$	Production Taxes Oil M$	Production Taxes Gas M$	Production Taxes NGL M$	Revenue After Taxes M$
12-2013	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	4,402.777		593.188	0.000	0.000	4,995.965	202.528	44.489	0.000	4,748.948
12-2015	2,968.865		401.442	0.000	0.000	3,370.307	136.568	30.108	0.000	3,203.631
12-2016	1,433.195		194.736	0.000	0.000	1,627.931	65.927	14.605	0.000	1,547.399
12-2017	880.545		120.218	0.000	0.000	1,000.764	40.505	9.016	0.000	951.242

12-2018	609.463		83.605	0.000	0.000	693.069	28.035	6.270	0.000	658.763
12-2019	453.240		62.471	0.000	0.000	515.711	20.849	4.685	0.000	490.176
12-2020	353.697		48.982	0.000	0.000	402.680	16.270	3.674	0.000	382.736
12-2021	285.740		39.759	0.000	0.000	325.499	13.144	2.982	0.000	309.373
12-2022	236.943		33.126	0.000	0.000	270.069	10.899	2.484	0.000	256.685

12-2023	200.527		28.168	0.000	0.000	228.695	9.224	2.113	0.000	217.358
12-2024	172.510		24.347	0.000	0.000	196.857	7.935	1.826	0.000	187.095
12-2025	39.484		5.589	0.000	0.000	45.073	1.816	0.419	0.000	42.838
12-2026
12-2027

S Tot	12,036.986		1,635.632	0.000	0.000	13,672.620	553.701	122.672	0.000	12,996.244
After	0.000		0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Total	12,036.986		1,635.632	0.000	0.000	13,672.620	553.701	122.672	0.000	12,996.244

(21)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)
End Mo-Year	Ad Valorem Taxes M$	Wells Gross Net Count		Operating Expense M$	Other Deductions M$	Investment M$	Total Deductions M$	Future Net Cash Flow M$	Cumulative Cash Flow M$	Cum. Cash Flow Disc.@ 10. % M$
12-2013	0.000	0.0	0.00	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	118.724	1.0	1.00	286.576	0.000	7,520.000	7,925.299	-3,176.352	-3,176.352	-3,112.413
12-2015	80.091	1.0	1.00	288.936	0.000	0.000	369.027	2,834.604	-341.747	-751.364
12-2016	38.685	1.0	1.00	221.074	0.000	0.000	259.759	1,287.640	945.893	221.254
12-2017	23.781	1.0	1.00	196.652	0.000	0.000	220.433	730.810	1,676.702	722.565

12-2018	16.469	1.0	1.00	184.673	0.000	0.000	201.142	457.621	2,134.323	1,007.797
12-2019	12.254	1.0	1.00	177.769	0.000	0.000	190.023	300.153	2,434.477	1,177.834
12-2020	9.568	1.0	1.00	173.370	0.000	0.000	182.938	199.797	2,634.274	1,280.730
12-2021	7.734	1.0	1.00	170.367	0.000	0.000	178.101	131.271	2,765.545	1,342.203
12-2022	6.417	1.0	1.00	168.211	0.000	0.000	174.628	82.057	2,847.603	1,377.157

12-2023	5.434	1.0	1.00	166.601	0.000	0.000	172.035	45.322	2,892.925	1,394.735
12-2024	4.677	1.0	1.00	165.363	0.000	0.000	170.041	17.055	2,909.979	1,400.783
12-2025	1.071	1.0	1.00	41.180	0.000	0.000	42.251	0.587	2,910.567	1,400.978
12-2026
12-2027

S Tot	324.906			2,240.771	0.000	7,520.000	10,085.677	2,910.567	2,910.567	1,400.978
After	0.000			0.000	0.000	0.000	0.000	0.000	2,910.567	1,400.978
Total	324.906			2,240.771	0.000	7,520.000	10,085.677	2,910.567	2,910.567	1,400.978

	Evaluation Parameters (Gross)						Expenses (Gross)			Percent Interests			Percent	Cum. Disc.
	Initial	Final	Units	Dei	n	Def	Initial	Final	Units			Final	5.00	2,059.663
Oil Rate	13,734.	189.	bbls/mo	90.1%	0.65	12.9%	0.	0.	$/w/mo	Expense	100.0000	100.0000	10.00	1,400.978
Gas Rate	61,266.	890.	Mcf/mo	90.1%	0.66	12.4%	13,145.	13,145.	$/mo				15.00	881.357
GOR	4,460.	4,690.	scf/bbl							Revenue			20.00	464.916
NGL Rate	0.	0.	bbls/mo							Oil	77.0000	77.0000	25.00	126.720
NGL Yield	0.0	0.0	bbl/MMcf							Gas	77.0000	77.0000	30.00	-151.016

Gas Shrinkage	3.9	3.9	%
Oil Severance	4.6	4.6	%
Gas Severance	7.5	7.5	%									LOCATION: SEC: BLK: SRV:L
NGL Severance	7.5	7.5	%
Ad Valorem	2.5		%

					Start Date: 06/2014					7 Months in year ‘14			10.833 Year Life (03/2025)

THESE DATA ARE PART OF A CG&A REPORT AND ARE SUBJECT TO THE CONDITIONS IN THE TEXT OF THE REPORT. TEXAS REGISTERED ENGINEERING FIRM F-693.	ASN 36	DEFAULT 07/08/2013	11:09:03
OIL PUD
Table 9
Cawley, Gillespie & Associates, Inc.

APPENDIX

Explanatory Comments for Summary Tables

HEADINGS

Table I

Description of Table Information

Identity of Interest Evaluated

Reserve Classification and Development Status

Property Description – Location

Effective Date of Evaluation

FORECAST

(Columns)

(1)(11)(21)	Calendar or Fiscal years/months commencing on effective date.
(2)(3)(4)	Gross Production (8/8th) for the years/months which are economical. These are expressed as thousands of barrels
(Mbbl) and millions of cubic feet (MMcf) of gas at standard conditions. Total future production, cumulative production to effective date, and ultimate recovery at the effective date are shown following the annual/monthly forecasts.
(5)(6)(7)	Net Production accruable to evaluated interest is calculated by multiplying the revenue interest times the gross production. These values take into account changes in interest and gas shrinkage.
(8)	Average (volume weighted) gross liquid price per barrel before deducting production-severance taxes.
(9)	Average (volume weighted) gross gas price per Mcf before deducting production-severance taxes.
(10)	Average (volume weighted) gross ngl price per barrel before deducting production-severance taxes.
(12)	Revenue derived from oil sales — column (5) times column (8).
(13)	Revenue derived from gas sales — column (6) times column (9).
(14)	Revenue derived from ngl sales — column (7) times column (10).
(15)	Revenue derived from other sources.
(16)	Total Revenue – sum of column (12) through column (15).
(17)(18)(19)	Production-severance taxes deducted from gross oil, gas and ngl revenue.
(20)	Revenue after taxes – column (16) less the total of column (17), column (18) and column (19).
(22)	Ad Valorem taxes.
(23)	Average gross wells.
(24)	Average net wells are gross wells times working interest.
(25)	Operating Expenses are direct operating expenses to the evaluated working interest, but may also include items noted
in “Other Deductions” column (26).
(26)	Other Deductions may include compression-gathering expenses, transportation costs, water disposal costs and net profits burdens. These are the share of costs payable by the evaluated expense interests and take into account any changes in interests.
(27)	Investments, if any, include work-overs, future drilling costs, pumping units, etc. and may be included either tangible or intangible or both, and the costs for plugging and the salvage value of equipment at abandonment may be shown as negative investments at end of life.
(28)	Total Deductions – sum of column (22), column (25), column (26) and column (27).
(29)(30)	Future Net Cash Flow is column (20) less column (28). The data in column (29) are accumulated in column (30).
Federal income taxes have not been considered.
(31)	Cumulative Discounted Cash Flow is calculated by discounting monthly cash flows at the specified annual rates.

MISCELLANEOUS

DCF Profile	• The cash flow discounted at six different rates are shown at the bottom of columns (30-31). Interest has been compounded once per year.
Life	• The economic life of the appraised property is noted in the lower right-hand corner of the table.
Footnotes	• Comments regarding the evaluation may be shown in the lower left-hand footnotes.

Appendix

Cawley, Gillespie & Associates, Inc.

APPENDIX

Methods Employed in the Estimation of Reserves

The four methods customarily employed in the estimation of reserves are (1) production performance, (2) material balance, (3) volumetric and (4) analogy. Most estimates, although based primarily on one method, utilize other methods depending on the nature and extent of the data available and the characteristics of the reservoirs.

Basic information includes production, pressure, geological and laboratory data. However, a large variation exists in the quality, quantity and types of information available on individual properties. Operators are generally required by regulatory authorities to file monthly production reports and may be required to measure and report periodically such data as well pressures, gas-oil ratios, well tests, etc. As a general rule, an operator has complete discretion in obtaining and/or making available geological and engineering data. The resulting lack of uniformity in data renders impossible the application of identical methods to all properties, and may result in significant differences in the accuracy and reliability of estimates.

A brief discussion of each method, its basis, data requirements, applicability and generalization as to its relative degree of accuracy follows:

Production performance. This method employs graphical analyses of production data on the premise that all factors which have controlled the performance to date will continue to control and that historical trends can be extrapolated to predict future performance. The only information required is production history. Capacity production can usually be analyzed from graphs of rates versus time or cumulative production. This procedure is referred to as “decline curve” analysis. Both capacity and restricted production can, in some cases, be analyzed from graphs of producing rate relationships of the various production components. Reserve estimates obtained by this method are generally considered to have a relatively high degree of accuracy with the degree of accuracy increasing as production history accumulates.

Material balance. This method employs the analysis of the relationship of production and pressure performance on the premise that the reservoir volume and its initial hydrocarbon content are fixed and that this initial hydrocarbon volume and recoveries therefrom can be estimated by analyzing changes in pressure with respect to production relationships. This method requires reliable pressure and temperature data, production data, fluid analyses and knowledge of the nature of the reservoir. The material balance method is applicable to all reservoirs, but the time and expense required for its use is dependent on the nature of the reservoir and its fluids. Reserves for depletion type reservoirs can be estimated from graphs of pressures corrected for compressibility versus cumulative production, requiring only data that are usually available. Estimates for other reservoir types require extensive data and involve complex calculations most suited to computer models which makes this method generally applicable only to reservoirs where there is economic justification for its use. Reserve estimates obtained by this method are generally considered to have a degree of accuracy that is directly related to the complexity of the reservoir and the quality and quantity of data available.

Volumetric. This method employs analyses of physical measurements of rock and fluid properties to calculate the volume of hydrocarbons in-place. The data required are well information sufficient to determine reservoir subsurface datum, thickness, storage volume, fluid content and location. The volumetric method is most applicable to reservoirs which are not susceptible to analysis by production performance or material balance methods. These are most commonly newly developed and/or no-pressure depleting reservoirs. The amount of hydrocarbons in-place that can be recovered is not an integral part of the volumetric calculations but is an estimate inferred by other methods and a knowledge of the nature of the reservoir. Reserve estimates obtained by this method are generally considered to have a low degree of accuracy; but the degree of accuracy can be relatively high where rock quality and subsurface control is good and the nature of the reservoir is uncomplicated.

Analogy. This method which employs experience and judgment to estimate reserves, is based on observations of similar situations and includes consideration of theoretical performance. The analogy method is applicable where the data are insufficient or so inconclusive that reliable reserve estimates cannot be made by other methods. Reserve estimates obtained by this method are generally considered to have a relatively low degree of accuracy.

Much of the information used in the estimation of reserves is itself arrived at by the use of estimates. These estimates are subject to continuing change as additional information becomes available. Reserve estimates which presently appear to be correct may be found to contain substantial errors as time passes and new information is obtained about well and reservoir performance.

Appendix
Cawley, Gillespie & Associates, Inc.	Page 2

APPENDIX

Reserve Definitions and Classifications

The Securities and Exchange Commission, in SX Reg. 210.4-10 dated November 18, 1981, as amended on September 19, 1989 and January 1, 2010, requires adherence to the following definitions of oil and gas reserves:

“(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations— prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

“(i) The area of a reservoir considered as proved includes: (A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

“(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

“(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

“(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when: (A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities.

“(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

“(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

“(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

“(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

“(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

“(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

“(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

“(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

Appendix
Cawley, Gillespie & Associates, Inc.	Page 3

“(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

“(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

“(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

“(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

“(iv) See also guidelines in paragraphs (17)(iv) and (17)(vi) of this section (below).

“(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

“(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

“(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

“(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

“(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

“(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

“(vi) Pursuant to paragraph (22)(iii) of this section (above), where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.”

Instruction 4 of Item 2(b) of Securities and Exchange Commission Regulation S-K was revised January 1, 2010 to state that “a registrant engaged in oil and gas producing activities shall provide the information required by Subpart 1200 of Regulation S–K.” This is relevant in that Instruction 2 to paragraph (a)(2) states: “The registrant is permitted, but not required, to disclose probable or possible reserves pursuant to paragraphs (a)(2)(iv) through (a)(2)(vii) of this Item.”

“(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

“Note to paragraph (26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).”

Appendix
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